UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
e.l.f. Beauty, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

e.l.f.
BEAUTY

NATURIUM
The Glow Getter Multi-Oil Body Wash
OIL-TO-GEL FORMULA THAT INTENSELY NOURISHES
Gentle Surfactants Plus Linoleic-Rich Oils, Fermented Squalane & Glycerin
16.9 FL OZ / 500 ML
e.l.f. SKIN
HOLY HYDRATION!
FACE CREAM
niacinamide + hyaluronic acid and peptides
POWER GRIP PRIMER
e.l.f.
WELL PEOPLE
rhode

2026 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LETTER FROM OUR CHAIRMAN AND CEO

Dear Fellow Stockholders,
Our performance in FY 2026 reflects the strength of our team, strategy and brand portfolio. In FY 2026, we grew net sales by 25% and delivered approximately $26 million in net income and $335 million in Adjusted EBITDA.* FY 2026 marked our seventh consecutive year of net sales and market share growth. We're proud to be one of only six public consumer companies out of 546 that has grown for 29 straight quarters and averaged at least 20% sales growth per quarter.
Tarang Amin Chairman and CEO

Out of approximately 1,800 cosmetics and skin care brands tracked by Nielsen, only 14 have surpassed $200 million in retail sales. We have four brands that surpassed this threshold, each built on the same winning combination: our value proposition, powerhouse innovation, and disruptive marketing engine. In FY 26, the e.l.f. Cosmetics brand delivered approximately $1.8 billion in global retail sales, growing our U.S. market share by 115 basis points — the largest share gain among nearly 1,000 cosmetics brands tracked by Nielsen. e.l.f. SKIN delivered approximately $200 million in global retail sales, rising to the number 11 U.S. mass skin care brand as compared to the number 25 brand five years ago. Naturium delivered nearly $250 million in global retail sales, double its pre-acquisition levels, and was the fastest growing among the top 50 skin care brands in the three months ended March 31, 2026 per Circana. rhode delivered over $500 million in global retail sales this year and reached the number 1 beauty brand ranking at Sephora North America, Sephora UK and Mecca in Australia and New Zealand.
As we look at our results over the last year, we are especially proud of our team. In a period defined by tariff and inflationary pressures, geopolitical disruptions, economic uncertainty and shifting consumer behavior, our team executed with excellence. Their commitment to our vision — to create a different kind of company by building brands that disrupt norms, shape culture and connect communities through positivity, inclusivity, and accessibility — is what makes results like these possible. Looking ahead, the whitespace opportunity in front of us across brands, categories and geographies gives us great confidence in our runway for growth.
We are pleased to invite you to attend our 2026 annual meeting of stockholders (the “2026 annual meeting”). The 2026 annual meeting will be held virtually on Thursday, August 20, 2026, at 8:30 a.m. Pacific Time, at meetnow.global/MANMG59. The following pages include a formal notice of the 2026 annual meeting and our proxy statement. These materials describe various matters on the agenda for, and provide details regarding admission to, the 2026 annual meeting. We hope you will exercise your rights as a stockholder and fully participate in our future. Your vote is important to us.
Thank you for your ongoing support of, and continued interest in, e.l.f. Beauty.
Sincerely,

*Adjusted EBITDA is a non-GAAP financial measure, and we provide a reconciliation of net income to Adjusted EBITDA in Annex A and a short definition of Adjusted EBITDA in the Note Regarding Non-GAAP Financial Measures in our proxy statement.

rhode
GLAZING MILK
LAIT GLAZING
ceramide facial essence
essence pour le visage
124 mL / 4.2 fl oz

E.L.F. BEAUTY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

when	where	record date
August 20, 2026 at 8:30 a.m., Pacific Time	Virtual Meeting meetnow.global/MANMG59	June 29, 2026

items of business		voting recommendation

1.	Elect four Class I directors to serve for a three-year term expiring at our 2029 annual meeting of stockholders.	“FOR” all of the nominees

2.	Approve, on an advisory basis, the compensation paid to our named executive officers.	“FOR”

3.	Approve, on an advisory basis, the preferred frequency of the advisory vote on the compensation paid to our named executive officers.	“1 YEAR”

4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.	“FOR”

5.	Transact such other business that may properly come before the annual meeting.

YOUR VOTE IS VERY IMPORTANT! Make your vote count. Please cast your vote as soon as possible, even if you plan to attend our 2026 annual meeting of stockholders (the “2026 annual meeting”). For information about registering, attending and voting at the 2026 annual meeting, please see under the heading “Additional Information—Important Information Regarding the Virtual Meeting” on page 92 of the proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 20, 2026.
This Notice of Annual Meeting of Stockholders, the accompanying proxy statement and e.l.f.’s Annual Report on Form 10-K for the year ended March 31, 2026 are available at www.edocumentview.com/ELF. On or about July 8, 2026, we expect to mail to stockholders entitled to vote the Notice of Internet Availability containing instructions on how to access our proxy materials for the 2026 annual meeting.

Vote by Internet	Vote by Phone	Vote by Mail*	Vote by Ballot
Access the website indicated on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.	Call the number on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.	Sign, date and return the proxy card or voting instruction form in the postage-paid envelope. *if you requested paper materials	Attend the 2026 annual meeting and vote your shares using the online ballot.

By Order of the Board of Directors,

Scott Milsten
General Counsel and Corporate Secretary
Oakland, California
July 8, 2026

OUR PERSONA: WHO WE ARE

We are bold disruptors with a kind heart

FEARLESS AND HEARTFUL

OUR VISION: WHERE WE'RE GOING

OUR MISSION: WHAT WE DO

OUR SUPERPOWERS: WHAT OUR COMMUNITY LOVES ABOUT US

- Premium Quality
- Accessible Pricing
- Universal Appeal
- e.l.f. Clean
- Vegan
- Cruelty Free
- Fair Trade Certified™

OUR PURPOSE: WHY WE EXIST

ENCOURAGE SELF-EXPRESSION   EMPOWER OTHERS   EMBODY OUR ETHICS

OUR VALUES: WHAT WE BELIEVE	OUR CULTURAL NORMS: HOW WE BEHAVE
Win as one team, one dream	**We partner without boundaries.** We're driven by a shared vision and tied to shared outcomes. No one is constrained by role or title. We meet the moment and treat our partners as part of the team.
Champion high-performance teamwork	**We make each other better.** We build passionate relationships, engage in healthy conflict and embrace mutual accountability in service of stronger performance and shared success.
Delight our community	**We operate with zero distance.** We stay deeply connected to the people we serve. We remove friction between insight and action, with leaders as accessible to our community as they are to our own teams.
Do the right thing	**We stand up for what we believe in.** We lead with a kind heart. We courageously use our platform to make a positive difference in the communities we serve.
Move at e.l.f. speed	**We lead with a bias for action.** We move fast with intention.We choose progress over perfection because correcting a decision is always faster than waiting to make one.
Embrace change	**We're humble and hungry.** We are driven by curiosity and never assume we have all the answers. We fearlessly conquer new frontiers because we believe anything is e.l.f.ing possible.

OUR MANTRA: OUR CALL TO ACTION

Anything is e.l.f.ing possible. 🚀

NATURIUM
The Glow Getter
Multi-Oil
Body Wash
OIL-TO-GEL FORMULA
THAT INTENSELY NOURISHES
Gentle Surfactants Plus Linoleic-Rich
Oils, Fermented Squalane & Glycerin
16.9 FL OZ / 500 ML

2026 Proxy Statement

Cautionary Note Regarding Forward-Looking Statements
This proxy statement (this “Proxy Statement”) contains forward-looking statements within the meaning of the federal securities laws. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” ”believe,” “contemplate,” “commit,” “continue,” "could,” “due,” “ensure,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements are based on management's current expectations, estimates, forecasts, projections, beliefs and assumptions and are not guarantees of future performance. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the actual results and conduct of our activities, including the development, implementation, or continuation of any program, policy, or initiative discussed or forecasted in this Proxy Statement, may differ materially from those expectations. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the risks and uncertainties that are contained in our filings with the United States Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended March 31, 2026, as such filings may be amended, supplemented or superseded from time to time by other reports we file with the SEC. Potential investors are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Proxy Statement speak only as of the date hereof. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. In addition, we make certain claims and assertions regarding the nature of our products, including that they are “e.l.f. clean, vegan and cruelty free.” We have a complex supply chain and have limited visibility into certain of our third-parties’ practices and policies. Moreover, the meaning of certain terms in the spaces of sustainability and ethically sourced materials is continually evolving. While certain of our efforts discussed herein are based on policies and procedures that we believe apply appropriate levels of support, there can be no guarantee that such efforts will be successful in all situations. Our products and processes may ultimately be determined not to meet any subjective or objective standard, definition or framework that relates to or implicates the claims we have made. Furthermore, changes in sustainability standards, metrics and the methodologies underlying the goals we have used and set with respect to sustainability-related matters, or changes with respect to third-party information used with respect to our sustainability-related disclosures, may cause results or the perceived environmental or social impact of selected projects or products to differ materially and adversely from the statements, estimates and beliefs made or communicated by us or by third parties to us. Similarly, various of our disclosures (either herein or elsewhere, such as on our website) provide information in response to third-party frameworks or stakeholder expectations but are not necessarily “material” for purposes of our reporting obligations under the U.S. federal securities laws or other regulatory regimes. Even if we use language of “materiality” or similar, such language is subject to various definitions, particularly in the sustainability context.

2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
INTRODUCTION
Our Company
e.l.f. Beauty, Inc. (NYSE: ELF) (“e.l.f. Beauty,” the “Company,” or “we”) is a multi-brand beauty company that offers inclusive, accessible, clean, vegan and cruelty free cosmetics and skin care products.
•OUR VISION. To be a different kind of company by building brands that disrupt industry norms, shape culture and connect communities through positivity, inclusivity and accessibility.
•OUR MISSION. We make the best of beauty accessible to every eye, lip and face.
•OUR PURPOSE. We make the world a better place for every eye, lip and face.
We believe our ability to deliver cruelty free, clean, vegan, and premium-quality products at accessible prices with broad appeal, the majority of which are manufactured in Fair Trade CertifiedTM facilities, differentiates us in the beauty industry. We believe the combination of our passionate team of owners, value proposition, powerhouse innovation, disruptive marketing engine and productivity model has positioned us well to navigate the competitive beauty market.
Our Brands
Our family of brands consists of e.l.f. Cosmetics, e.l.f. SKIN, rhode, Naturium and Well People. Our brands are available online and across leading beauty, mass-market and specialty retailers. We have strong relationships with our retail customers such as Target, Walmart, Amazon, Sephora, Ulta Beauty and other leading retailers that have enabled us to expand distribution both domestically and internationally.
Each of our brands is positioned to touch varying consumer cohorts at different price points. Each brand has accessible pricing relative to its competitive set and furthers our mission of making the best of beauty accessible to every eye, lip and face.

2026 Proxy Statement	1

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Our Board and Our Team
Highly Qualified Board and Team with a Variety of Experiences
Our Board of Directors (our “Board”), executive team and employees are highly experienced, with proven track records managing and growing brand portfolios. At e.l.f. Beauty, we are committed to positivity, inclusivity and accessibility. We believe it is important that our team reflects the diverse consumers we serve, which requires an inclusive environment at all levels of the organization.
We aim to support talented individuals—regardless of gender, race, sexual orientation, national origin, ability, age, or other legally protected characteristic—in working, growing and achieving their potential across our entire team. We are proud to have a board and team that we believe reflects the variety of backgrounds and experiences in the communities we serve. While it is our policy to not make our nomination or employment decisions on the basis of legally protected characteristics, the following table provides certain statistics of our Board and our team as of March 31, 2026. For information about our directors’ ages, tenure and skills, see under the heading “Our Board of Directors—Board Snapshot.”

	board of directors(1)	executives(2)	all employees(3)
Gender
Female	60%	50%	72%
Male	40%	50%	28%
Age
Gen Z and Millennial	—	—	79%
All other	100%	100%	21%
Race/Ethnicity
Black or African American	10%	13%	6%
Hispanic or Latinx	10%	—	15%
Asian	20%	25%	18%
Alaskan Native or Native American	—	—	—
Two or more races or ethnicities	—	—	4%
White	60%	62%	57%

(1)	Board of Directors statistics reflect the appointment of Matt Farrell to the Board, effective as of February 12, 2026.
(2)	Executives includes our executive team members and the Vice President, General Manager of our China operations.
(3)
Employee demographic figures are based on self-identification and are based on our full-time employees as of March 31, 2026. Race/ethnicity percentages exclude our employees outside of the United States.
Note: We are an equal opportunity employer and do not use race, ethnicity, gender or any other protected criteria as a factor in any employment decisions, such as recruiting, hiring, promotions, terminations or compensation.

2	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Strong, Independent and Active Board

key qualifications/experience	number of directors	key qualifications/experience	number of directors
Capital Allocation	●●●●●●●●●● 6/10	Marketing/Sales/Bus. Dev.	●●●●●●●●●● 9/10
Consumer Products	●●●●●●●●●● 8/10	Operations	●●●●●●●●●● 5/10
Corporate Governance	●●●●●●●●●● 9/10	Public Company	●●●●●●●●●● 7/10
Cybersecurity/Data Privacy	●●●●●●●●●● 2/10	Retail/Beauty Industry	●●●●●●●●●● 7/10
ESG & Climate Risks	●●●●●●●●●● 3/10	Risk Management	●●●●●●●●●● 4/10
Financial Literacy	●●●●●●●●●● 6/10	Senior Leadership	●●●●●●●●●● 10/10
HR, Exec Comp & Talent Mgmt.	●●●●●●●●●● 5/10	Shareholder Advocacy	●●●●●●●●●● 4/10
Info. Services & Technology	●●●●●●●●●● 4/10	Strategic Planning	●●●●●●●●●● 7/10
International Business	●●●●●●●●●● 7/10	Tech/Digital Media	●●●●●●●●●● 6/10
Legal/Public Policy/Regulatory	●●●●●●●●●● 2/10	INDEPENDENT	●●●●●●●●●● 9/10
Our Board is actively engaged in overseeing the strategic direction of e.l.f. Beauty and is committed to acting in the best interests of e.l.f. Beauty and our stockholders. Our Board recognizes the importance of having the right mix of skills, expertise and experience, and is committed to regularly reviewing its capabilities, structure and ongoing member refreshment on behalf of our stockholders. To that end, five of our independent directors have joined our Board within the last five years.
FY 2026 Performance Overview

$1,637 million	$26 million	$186 million	$335 million
Net Sales	Net Income	Adjusted Net Income(1)	Adjusted EBITDA(2)

+25%	-77%	-6%	+13%
growth	year over year	year over year	growth

$0.44	13.5%	+115	#1
earnings per share	market share(3)	bps market share gains(3)	favorite teen brand(4)

(1)	See Annex A for a reconciliation of net income to Adjusted Net Income.
(2)	See Annex A for a reconciliation of net income to Adjusted EBITDA.
(3)	For our e.l.f. Cosmetics brand, according to Nielsen xAOC 52 weeks ending March 21, 2026.
(4)	According to the Piper Sandler Semi-Annual Taking Stock With Teens® Survey, Fall 2025.

2026 Proxy Statement	3

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Strong Results
In the fiscal year ended March 31, 2026 (“FY 2026”), we grew net sales by 25% and delivered approximately $26 million in net income and $335 million in Adjusted EBITDA. Q4 of FY 2026 marked our 29th consecutive quarter, or seventh consecutive year, of year-over-year net sales growth.

29

CONSECUTIVE QUARTERS OF NET SALES GROWTH

$500M
$375M
$250M
$125M
$0
FY 19
FY 20
FY 21
FY 22
FY 23
FY 24
FY 25
FY 26

BARS REPRESENT NET SALES, $ MILLIONS

Continued Progress In our Unique Areas of Advantage
In FY 2026, we continued to focus on executing our five unique areas of advantage to create long-term value for our stockholders, highlights of which are discussed below.

Passionate Team of Owners

•Our commitment to our people and our High Performance Team (“HPT”) culture is evident in our 88% employee engagement score, 18 percentage points above the consumer industry benchmark, with 93% of our employees recommending e.l.f. Beauty as a great place to work.

•We take a unique “one-team” approach to compensation. All full-time employees receive a base salary, are bonus eligible under the same bonus plan tied to our financial performance and receive a new hire and an annual equity award in e.l.f. Beauty stock. To our knowledge, we are one of the few public consumer companies that grants equity on an annual basis to every employee—strongly aligning our team with the long-term interests of our stockholders. We believe this approach, which applies across all employee levels and geographies, is unique in the beauty industry and contributes to our success in hiring and retaining top talent and driving business results.

4	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Powerhouse Innovation

•We believe we have a unique community-led approach to innovation across our brands, focused on democratizing access to the best of beauty through our premium quality products at extraordinary prices.
•Our flagship e.l.f. Cosmetics and e.l.f. SKIN brands are known for their “holy grails”—taking inspiration from our community and the best products in prestige, and bringing them to market at an extraordinary value. We are proud that our e.l.f. Cosmetics brand held four of the top 10 new products in all of mass cosmetics in 2025, on top of six of the top 10 new products in 2024, according to Nielsen.
•We are also proud that rhode was named to Fast Company's list of “The World's Most Innovative Companies of 2026.”

Disruptive Marketing Engine

#1
GEN ALPHA
MOST PURCHASED
#1
GEN Z
MOST PURCHASED
#1
MILLENNIALS
MOST PURCHASED
YPULSE BEAUTY BRAND TRACKER REPORT MARCH'25 (NORTH AMERICA, BOVITZ, INC. (SEPTEMBER 2025) MAKEUP CATEGORY ATTITUDES & USAGE STUDY COMMISSIONED BY E.L.F. COSMETICS

•We believe we have a unique community-led and digitally-oriented approach to marketing, with a particular focus on engaging the next generation of consumers across a variety of platforms.
•Our marketing initiatives have successfully expanded our e.l.f. Cosmetics brand’s unaided awareness in the United States from 13% in 2020 to 45% in 2025, and have supported the strength of our market share gains year after year. e.l.f. today is the most purchased cosmetics brand among Gen Z, Gen Alpha and Millennials.
•We believe that we have a unique ability to engage our community, combining experiential moments with product innovation to drive cultural impact. As just one example, e.l.f. Cosmetics and rhode took over the 2026 Coachella Festival — one of the most influential cultural events for Gen Z and Millennials — serving as a launchpad for trends across beauty, fashion and social media, and creating a content pipeline far beyond the real-time event. e.l.f. Beauty was a clear leader on social conversation at Coachella, according to Traackr.

2026 Proxy Statement	5

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Value Proposition

•Since our founding over 20 years ago, we have democratized access to the best of beauty by delivering exceptional value to our consumers.
•Each of our brands has accessible pricing relative to its competitive set and furthers our mission of making the best of beauty accessible to every eye, lip and face. Within the cosmetics category, e.l.f. Cosmetics’ average product price is approximately $7 and Well People’s average price is approximately $18 — both a significant value as compared to $28 average price points for

e.l.f.

e.l.f.
SOFT GLAM
SATIN CONCEALER
MEDIUM BUILDABLE COVERAGE

DEMOCRATIZING ACCESS

POWER GRIP PRIMER
e.l.f.
POWER GRIP
DEWY SETTING SPRAY
SHOCKINGLY FINE MIST.
MAJOR MAKEUP GRIP.
e.l.f.
e.l.f.

BRIGHT ICON
VITAMIN C+E
+ FERULIC SERUM
BRIGHTEN + GLOW
15% vitamin C
1% vitamin E
0.5% ferulic acid
e.l.f.
SKIN

prestige cosmetics brands. Within the skin care category, e.l.f. SKIN’s average product price is approximately $11, Naturium’s average price is approximately $17 and rhode’s average price is approximately $27 — all a significant value as compared to $48 average price points for prestige skin care brands.

Productivity Model

LEADING PRODUCTIVITY

e.l.f.

- Target
- ULTA BEAUTY
- SEPHORA
- Boots
- Walmart
- DOLLAR GENERAL
- Walgreens
- ROSSMANN
- Superdrug
- CVS

rhode

- SEPHORA
- MECCA

TOP 3 PRODUCTIVITY RANKING ON $/LINEAR FOOT BASIS, E.L.F. BEAUTY RETAILER DATA, COLOR COSMETICS CATEGORY FOR E.L.F. COSMETICS AND SKIN CARE CATEGORY FOR RHODE

•Our retail distribution strategy is centered on our productivity-led model, emphasizing SKU productivity on shelf and being present in the key retailers and channels where our consumers want to shop for beauty. In addition to driving strong productivity, we believe we benefit our global retail partners by driving traffic and greater penetration among younger consumers.

•In FY 2026, e.l.f. Cosmetics maintained our number 1 cosmetics brand rank at Target with 21% market share. rhode achieved the number 1 beauty brand ranking in Sephora North America and executed record-breaking launches with Sephora in the UK and Mecca in Australia and New Zealand.

6	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Furthering our Environmental, Social and Governance Commitment and Initiatives
e.l.f. Beauty is led by its purpose—we stand with every eye, lip and face. We are committed to creating a culture internally—and in the world around us—where all individuals are encouraged to express their truest selves and are empowered to succeed, and where we strive to do the right thing for people and the planet. We believe authentic attention to our commitments is one of the reasons our employees and our consumers remain so loyal and dedicated to e.l.f. Beauty.
Consistent with our values and commitments, we took a number of steps in FY 2026 to further our environmental, social and governance (“ESG”) journey, including:
•Enhanced ESG Policies and Disclosure. In FY 2026, we streamlined and updated our ESG policies to involve more stakeholders across the company and deepen governance. We issued our fourth annual voluntary Impact Report to communicate our initiatives and provide updates on programs we’ve put in place to further our commitments.
•Advanced our Responsible Sourcing Initiatives. Our first third-party manufacturing facility in China was Fair Trade Certified™ in August 2022, and we are proud to be the first and only beauty company to have six third-party manufacturing facilities Fair Trade Certified™. A Fair Trade Certified™ seal on a product signifies that it was made according to rigorous Fair Trade standards that promote sustainable livelihoods and safe working conditions for facility employees, protection of the environment and transparent supply chains. The majority of our products continue to be produced in Fair Trade Certified™ facilities. In FY 2026, we also achieved our goal of obtaining Forest Stewardship Counsel (“FSC”) certification for 100% of our cosmetic wood brush handles and pencils. For further detail regarding these initiatives, see the most recent e.l.f. Beauty Impact Report, which for the avoidance of doubt is not incorporated herein by reference.
•Continued Working to Reduce our Carbon Footprint. We recognize the global risks of climate change and are taking steps to reduce our associated risks and impacts, including by taking steps to reduce our carbon footprint. Our team is currently conducting our FY 2026 greenhouse gas inventory. We will share our performance in our fifth annual voluntary Impact Report, which is expected to be published in fall 2026. For the avoidance of doubt, reference to our Impact Report herein does not incorporate it into this Proxy Statement. As part of our transparency and reporting efforts, we made our third annual disclosure through CDP in September 2025, maintaining a B score in the Climate Change category.
•Recognized for our Human Capital Investments. Our continued investments in our people and culture have positioned us as an employer of choice both in the beauty industry and our local communities. In FY 2026, we were recognized in the U.S. News & World Report 2025-2026 edition of “U.S. News Best Companies to Work For”, named a 2025 Global Most Loved Workplace by Newsweek and earned Great Place To Work® Certification™ based on employee feedback and an evaluation of workplace culture.

2026 Proxy Statement	7

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
OUR BOARD OF DIRECTORS

Proposal 1: Election of Four Class I Directors
☑ FOR ALL
Our Board unanimously recommends a vote “FOR” all of the nominees for Class I director.
Our Board believes we have the right directors to lead e.l.f. Beauty. Our nominees, all of whom are current members of our Board, have strong consumer products, operations, retail, senior leadership, strategic planning and public company board experience, and a deep understanding of our business.

What am I Voting On?
Stockholders are being asked to elect four Class I directors to serve for a three-year term expiring at our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified.
What is the Required Vote?
The election of Class I directors will be determined by a plurality of the votes cast, meaning that the four nominees receiving the most “For” votes will be elected as Class I directors. “Withhold” votes and broker non-votes are not considered votes cast for this proposal and will have no effect on the election of Class I directors.
Board Snapshot
Committee Memberships and Key Attributes, Skills, and Experiences

					committee memberships
director	independent	age	class	years on board	audit	comp	nomgov
Tarang Amin—Chairman		61	III	12.4
Chip Bergh	✓	68	III	1.3
Tiffany Daniele	✓	44	II	4.2	Member
Matt Farrell	✓	69	I	0.4
Maria Ferreras	✓	54	II	1.9			Member
Lori Keith	✓	57	III	6.0	Member		Member
Lauren Cooks Levitan—Lead Independent Director	✓	60	II	9.9	Chair
Kenny Mitchell	✓	50	I	5.7		Chair
Gayle Tait	✓	49	I	3.7		Member
Maureen Watson	✓	58	I	10.9			Chair

Independent

Not Independent

40-49 Years

50-59 Years

60-69 Years

<5 Years

5-10 Years

10+ Years

8	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
We believe having directors on our Board with diverse backgrounds and experiences is important because a variety of points of view improves the quality of dialogue, contributes to a more effective decision-making process, enhances overall culture and ultimately increases our capacity for long-term growth. Our directors bring a broad set of skills and experiences to our Board. Listed below are certain skills and experiences that we consider important for our directors to possess in light of our current business. Each director and director nominee is asked to self-identify such individual’s skills and experiences, but those identified are not an exhaustive list of all skills and experiences that are required for the Board’s effective oversight nor an exhaustive list of all skills that each director or director nominee offers e.l.f. Beauty.

key qualification/experience	Tarang Amin	Chip Bergh	Tiffany Daniele	Matt Farrell	Maria Ferreras	Lori Keith	Lauren Cooks Levitan	Kenny Mitchell	Gayle Tait	Maureen Watson

Capital Allocation	▲	▲	▲	▲		▲	▲	△	△
Consumer Products	▲	▲	▲	▲	▲	△	△	▲	▲	▲
Corporate Governance	▲	▲	▲	▲	▲	▲	▲	▲	△	▲
Cybersecurity/Data Privacy	▲	▲		△	△	△	△	△	△
ESG & Climate Risks	▲	▲		△	△	▲	△		△	△
Financial Literacy	▲	▲	▲	▲	△	▲	▲	△	△	△
HR, Exec. Comp. & Talent Mgmt.	▲	▲	△	△	▲	▲	△	△	▲	△
Info. Services & Technology	△	▲	△	△	▲	▲	△	△	▲
International Business	▲	▲	▲	▲	▲	△	△	▲	▲	△
Legal/Regulatory	△	▲		△	△		△	△	△	▲
Marketing/Sales/Bus. Dev.	▲	▲	▲	▲	▲	▲	△	▲	▲	▲
Operations	▲	▲	▲	▲	△	△	△	△	▲	△
Public Company	▲	▲	▲	▲	△	▲	▲	▲	△	△
Retail/Beauty	▲	▲	▲	△	△	▲	△	▲	▲	▲
Risk Management	▲	▲	△	▲	△	▲	△		△	△
Senior Leadership	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
Shareholder Advocacy	▲	▲	△	▲	△	▲	△	△	△	△
Strategic Planning	▲	▲	▲	▲	▲	▲	△	▲	△	△
Tech./Digital Media	▲	▲	△	△	▲		△	▲	▲	▲
▲ denotes extensive experience, knowledge, and/or expertise and indicates a primary qualification supporting the director’s nomination.
△ denotes an area in which the director has demonstrated proficiency and indicates an ancillary qualification supporting the directors’ nomination.
capital allocation: Experience in making capital allocation decisions; experience in financing or capital markets transactions.
consumer products: Experience in consumer products and consumer services, generally; ability to understand consumer demand for products and services and anticipate consumer preferences.
corporate governance: Experience in setting board agenda; familiarity with corporate charter documents and corporate compliance & ethics policies; understanding of governance planning, implementation & review processes; experience in encouraging management accountability and protecting stockholder interests.
cybersecurity/data privacy: Experience in overseeing & managing cybersecurity and data privacy risks; history of leadership roles in cyber risk management; degrees, certifications or other background in cybersecurity.
esg & climate risks: Experience in overseeing & managing ESG practices and initiatives; skills and knowledge in climate-related strategic planning, risk mitigation and management; ability to provide oversight and advice relating to climate-related risks.
financial literacy: Experience in accounting or financial reporting, including understanding of internal controls; experience in overseeing financial reporting and controls.
hr, exec. comp. & talent mgmt.: Broad experience in executive development, performance, and compensation; experience with HR strategies and efforts to attract, motivate, and retain candidates for key positions; experience in talent development.
info. services & technology: Experience, knowledge and understanding of information services industry; significant experience with technology, science and innovation; knowledge of IT solutions for key corporate functions, experience in overseeing the implementation of such solutions and using such solutions to improve business performance; particular experience with social media and developing online platforms. Experience with and an understanding of AI and AI risks.
international business: Broad exposure to companies or organizations having a significant global presence, including developing and managing business in international markets, communicating in different cultures, and understanding different geopolitical situations.
legal/public policy/regulatory: Familiarity with governmental regulations applicable to the Company’s industry; experience in legal and regulatory compliance; experience in lobbying, advocacy and government relations.

2026 Proxy Statement	9

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
marketing/sales/bus. dev.: Experience in enhancing sales in existing markets and developing new markets for growth; experience in marketing communication, brand strategy development, and advertising; knowledge and understanding of business development, strategic planning, implementation, and review processes.
operations: Experience operating large and complex business units and practical experience developing, implementing and assessing business plans and strategies; experience in complex logistical and manufacturing operations, including experience managing supply chain risk and functionality and adjusting
manufacturing footprint to market demands; and experience managing “bricks and mortar.”
public company: Experience with public company reporting obligations, investor interaction, corporate securities rules, and public company governance requirements.
retail/beauty industry: Experience with the Company’s industry; perspective and knowledge of industry-related information, including insights on the industry’s challenges and opportunities and experience to operate within and through economic cycles.
risk management: Experience in the management of critical business and/or legal risk; understanding of risk management functions, including risk profiles and appetite statements, scenario planning, crisis management, risk identification/classification and similar functions; history of leadership roles in risk management; ability to assess risk strategically across corporate functions; ability to provide oversight and advice relating to risk management.
senior leadership: Experience as chief executive officer, president, chairman, or in a similar leadership position at a large company or other large organization.
shareholder advocacy: Experience in shareholder engagement; ability to identify and understand shareholder expectations and facilitate changes based on shareholder communications.
strategic planning: Experience in leading corporate strategy discussions at the board level; strategic agenda-setting experience; and experience with developing and implementing strategies for growth and optimization, including mergers and acquisitions, joint ventures, and divestitures.
technology & digital media: Experience in technology and digital media, particularly as it relates to understanding consumer markets and leveraging technology and digital media.

Who are the Nominees?
Our Board has nominated Matt Farrell, Kenny Mitchell, Gayle Tait and Maureen Watson for election as Class I directors at the 2026 annual meeting. All of our nominees are current members of our Board.
Each of the nominees has consented to being named as a nominee in this Proxy Statement and to serving as a Class I director for a three-year term expiring at our 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification, retirement or removal.
Mr. Mitchell, Ms. Tait and Ms. Watson were previously elected to our Board by our stockholders in 2023. Mr. Farrell was appointed to our Board in February 2026 to fill a position on our Board created by an increase in the size of the Board; he is standing for election as a director by stockholders for the first time. Mr. Farrell was recommended to the Nominating and Corporate Governance Committee and our Board by Boardspan Inc. (“Boardspan”), an independent director search firm engaged by the Nominating and Corporate Governance Committee.
If elected, each of Mr. Farrell, Mr. Mitchell, Ms. Tait and Ms. Watson will serve until the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification, retirement or removal.
If for any reason any nominee is unable or declines to serve at the time of the 2026 annual meeting, the persons named as proxies in the proxy card will have the authority to vote for substitute nominees or vote to allow the vacancy created thereby to remain open until filled by our Board. Our Board has no reason to believe that any of the nominees will be unable or decline to serve as a director if elected.
What are the Qualifications of the Nominees?
The following section provides information with respect to each nominee for election as a Class I director. It includes the specific experience, qualifications and skills considered by the Nominating and Corporate Governance Committee and/or our Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on our Board, such director’s committee assignments and his or her age as of the date of this Proxy Statement.

10	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
We have carefully evaluated the other forms of service of our nominees and determined that all of our nominees can commit the requisite time and attention to serve our stockholders’ interests. Additionally, none of our nominees are “over-boarded” according to thresholds of certain major institutional investors and proxy advisory firms, according to their respective voting policies.
For additional information about our nominees, please visit investor.elfbeauty.com/corporate-governance/board-of-directors.

Matt Farrell

Age: 69
Current Occupation and Select Prior Experience:
•Church & Dwight Co., Inc. (NYSE: CHD), a global manufacturer of consumer household products, personal care products and specialty products
◦President and Chief Executive Officer (January 2016 to March 2025)
◦Chief Financial Officer and Chief Operating Officer (2014 to December 2015)
◦Executive Vice President, Chief Financial Officer (2006 to 2014)
Other Public Company Boards:
•Novanta (NASDAQ: NOVT), a global technology company that designs, manufactures, and supplies core technology solutions (September 2025 to present)
•Trinseo PLC (OTCMKTS: TSEOQ), a global materials supplier of latex binders, plastics, and specialty products (2020 to present)
Other Affiliations/Experience:
•Over 30 years of experience leading consumer products businesses
•Member of the board of directors of Morton Salt (July 2025 to present)
•Member of the board of directors of Church & Dwight Co., Inc. (2019 to September 2025)
Education:
•B.S. degree from Manhattan College

Director since: February 2026
Term ends: 2026
Committees: None
Key qualifications:
•Capital Allocation
•Consumer Products
•Corporate Governance
•Financial Literacy
•International Business
•Marketing/Sales/Bus. Dev.
•Operations
•Public Company
•Risk Management
•Senior Leadership
•Shareholder Advocacy
•Strategic Planning

We believe Mr. Farrell’s extensive experience in enterprise leadership, consumer products, strategic planning, mergers and acquisitions, finance, and corporate governance provides him with the qualifications and skills to serve as a member of our Board.

2026 Proxy Statement	11

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Kenny Mitchell

Age: 50
Current Occupation and Select Prior Experience:
•Levi Strauss & Co. (NYSE: LEVI), a global brand-name apparel company
◦SVP, Chief Marketing Officer (June 2023 to present)
•Snap, Inc. (NYSE: SNAP), a camera and social media company
◦Chief Marketing Officer (June 2019 to May 2023)
•McDonald’s Corporation (NYSE: MCD), a fast food company
◦Vice President, Brand Content and Engagement (February 2018 to June 2019)
•Gatorade, a division of PepsiCo, Inc. (NASDAQ: PEP), a global food and beverage company
◦Head of Consumer Engagement (March 2015 to February 2018)
Other Affiliations/Experience/Information:
•Nearly 20 years of brand and marketing experience
•Member of the advisory board at The Tuck School of Business at Dartmouth
•Member of the board of the Sanford School
•Advisor to Overtime Elite, a professional basketball league for high schoolers
Education:
•A.B. in Economics and Sociology from Dartmouth College
•M.B.A. from The Tuck School of Business at Dartmouth

Independent
Director since: November 2020
Term ends: 2026
Committees: Comp. (Chair)
Key qualifications:
•Consumer Products
•Corporate Governance
•International Business
•Marketing/Sales/Bus. Dev.
•Public Company
•Retail/Beauty
•Senior Leadership
•Strategic Planning
•Tech/Digital Media

We believe Mr. Mitchell’s extensive experience in building iconic brands through fully-integrated and award-winning marketing programs provides him with the qualifications and skills to serve as a member of our Board.

12	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Gayle Tait

Age: 49
Current Occupation and Select Prior Experience:
•GT Advisory, a business consulting and services company
◦Advisor (January 2025 to present)
•Trove, a resale platform for brands and retailers
◦CEO (May 2022 to June 2024)
◦President (January 2021 to May 2022)
•Google LLC, a global technology company
◦Managing Director, Global Retail & Payments Activation, Google Play (April 2016 to December 2020)
◦Director of Consumer Electronics (October 2015 to March 2016)
◦Director of CPG (March 2014 to October 2015)
•L’Oréal, a global beauty company
◦Managing Director for the UK & Ireland (April 2009 to February 2014)
Other Affiliations/Experience/Information:
•More than 20 years of global general management, marketing and commercial experience spanning consumer goods, payments, e-commerce and digital marketing
•Member of the board of directors of Jamieson Wellness (October 2025 to present)
•Member of the board of directors of Trove (August 2021 to January 2025)
•Advisor to First Horizon Bank’s Technology Advisory Board
Education:
•B.A. in English and Modern Languages from Oxford University

Independent
Director since: November 2022
Term ends: 2026
Committees: Comp.
Key qualifications:
•Consumer Products
•HR, Exec. Comp. & Talent Mgmt.
•Info Services & Technology
•International Business
•Marketing/Sales/Bus. Dev.
•Operations
•Retail/Beauty
•Senior Leadership
•Tech/Digital Media

We believe Ms. Tait’s extensive management, marketing and commercial experience in the consumer goods and technology industries provides her with the qualifications and skills to serve as a member of our Board.

2026 Proxy Statement	13

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Maureen Watson

Age: 58
Current Occupation and Select Prior Experience:
•Madison Reed, Inc., a hair care and color company
◦Chief Product Officer (August 2015 to December 2025)
•Sephora USA, Inc., a cosmetics and personal care products retailer
◦Senior Vice President, Merchandising (March 2013 to March 2015)
•Lucky Brand, Inc., a clothing company
◦Senior Vice President, Global Sales and Merchandising of Lucky Brand Jeans (September 2010 to September 2011)
Other Affiliations/Experience/Information:
•Over 30 years of retail experience
•Member of the board of directors of the San Francisco AIDS Foundation (April 2017 to June 2023; Chair, January 2021 to June 2023)
Education:
•B.A. in Political Science and French from Middlebury College

Independent
Director since: August 2015
Term ends: 2026
Committees: NomGov (Chair)
Key qualifications:
•Consumer Products
•Corporate Governance
•Legal/Public Policy/Regulatory
•Marketing/Sales/Bus. Dev.
•Retail/Beauty
•Senior Leadership
•Tech/Digital Media

We believe Ms. Watson’s extensive cosmetics, beauty, and consumer products experience as well as her experience in senior leadership roles provide her with the qualifications and skills to serve as a member of our Board.

☑ FOR ALL	Our Board unanimously recommends a vote “FOR” all of the nominees for Class I director.

14	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Continuing Directors
The following section provides information with respect to each director of e.l.f. Beauty who will continue to serve as a director after the 2026 annual meeting. It includes the specific experience, qualifications and skills considered by the Nominating and Corporate Governance Committee and/or our Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on our Board, such director’s committee assignments and his or her age as of the date of this Proxy Statement.
Class II Directors (Terms Expiring in 2027)

Tiffany Daniele

Age: 44
Current Occupation and Select Prior Experience:
•Union Square Hospitality Group, LLC, a leading restaurant group in NYC
◦Chief Financial Officer (October 2020 to present)
•Cole Haan, Inc., a footwear and accessories retailer
◦Vice President of Financial Planning & Analysis (February 2020 to June 2020)
•Tapestry, Inc. (NYSE: TPR), a New-York-based house of modern luxury brands
◦Vice President, Global Corporate Financial Planning & Analysis (December 2017 to February 2020)
•Kate Spade & Company, a global retail based company that operated lifestyle brands primarily focused on the sale of accessories and apparel
◦Various Financial Planning & Analysis roles (January 2012 to December 2017)
Other Affiliations/Experience/Information:
•Former Chief Financial Officer of USHG Acquisition Corp. (NYSE: HUGS), a special purpose acquisition corporation sponsored by USHG which wound down in early 2023
•Over 10 years of experience working at luxury retail brands
Education:
•B.A. in Commerce from University of Virginia

Independent
Director since: May 2022
Term ends: 2027
Committees: Audit
Key qualifications:
•Capital Allocation
•Consumer Products
•Corporate Governance
•Financial Literacy
•International Business
•Marketing/Sales/Bus. Dev.
•Operations
•Public Company
•Retail/Beauty
•Senior Leadership
•Strategic Planning

We believe Ms. Daniele’s financial expertise and retail experience provide her with the qualifications and skills to serve as a member of our Board.

2026 Proxy Statement	15

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Maria Ferreras

Age: 54
Current Occupation and Select Prior Experience:
•Netflix, Inc. (NASDAQ: NFLX), a multinational streaming entertainment service company
◦Global Head of Partnerships (June 2021 to present)
◦Global Head Business Development (February 2021 to June 2021)
◦VP, Business Development EMEA (April 2017 to February 2021)
•Alphabet Inc. (previously Google, Inc.), a global technology company
◦Director of YouTube Partnerships (January 2007 to April 2017)
•Orange S.A., a French multinational telecommunications company
◦Director of TV & Media (February 2005 to January 2007)
Other Affiliations/Experience/Information:
•Nearly 30 years of experience forging strategic partnerships, driving tech innovation, and leading international expansion, marked by significant contributions to digital transformation
•Recognized among the top 100 most influential Latinos by Bloomberg and ALPFA (Association of Latino Professionals for America)
Education:
•Master’s Degree in Telecommunications, Software Engineering from Universidad Politécnica de Madrid
•Marketing Postgraduate Degree from ESIC, Marketing School
•Corporate Director Certificate from Harvard Business School

Independent
Director since: August 2024
Term ends: 2027
Committees: NomGov
Key qualifications:
•Consumer Products
•Corporate Governance
•HR, Exec. Comp. & Talent Mgmt.
•Info. Services & Technology
•International Business
•Marketing/Sales/Bus. Dev.
•Senior Leadership
•Strategic Planning
•Tech/Digital Media

We believe Ms. Ferreras’ extensive international strategic experience as well as her experience driving digital innovation with an entertainment lens for global corporations provide her with the qualifications and skills to serve as a member of our Board.

16	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Lauren Cooks Levitan Lead Independent Director

Age: 60
Current Occupation and Select Prior Experience:
•Root, a co-founding platform for building and scaling innovative consumer businesses
◦Co-Chief Executive Officer (June 2025 to present)
•Faire Wholesale, Inc., an online wholesale marketplace company
◦President (July 2024 to June 2025)
◦Chief Financial Officer (September 2019 to July 2024)
• Fanatics, Inc., a retailer of licensed sports apparel and merchandise
◦Chief Financial Officer (June 2015 to September 2019)
•Moxie Capital LLC, a private equity firm
◦Co-Founder and Managing Partner (January 2009 to May 2015)
Other Affiliations/Experience/Information:
•Over 25 years of financial and accounting experience
•Member of the board of directors of Crew Knitwear, a privately held women and girls clothing company
•Member of the board of directors of Faire (July 2025 - present)
Education:
•B.A. in Political Science from Duke University
•M.B.A. from Stanford University Graduate School of Business

Independent
Director since: June 2016
Term ends: 2027
Committees: Audit (Chair)
Key qualifications:
•Capital Allocation
•Corporate Governance
•Financial Literacy
•Public Company
•Senior Leadership

We believe Ms. Levitan’s operational, financial and strategic experience across a variety of retail businesses provides her with the qualifications and skills to serve as a member of our Board.

2026 Proxy Statement	17

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Class III Directors (Terms Expiring in 2028)

Tarang Amin Chairman

Age: 61
Current Occupation and Select Prior Experience:
•e.l.f. Beauty, Inc.
◦Chief Executive Officer (January 2014 to present)
◦Chairman of the Board (August 2015 to present)
◦President (January 2014 to present)
•Schiff Nutrition, Inc. (until its acquisition, NYSE: SHF), a manufacturer of nutritional supplements
◦President and Chief Executive Officer (March 2011 to January 2013, when it was acquired by Reckitt Benckiser)
•The Clorox Company (NYSE: CLX), a multinational manufacturer and marketer of consumer products
◦Vice President, General Manager, Litter, Food, and Charcoal Strategic Business Units (April 2008 to March 2013)
Other Public Company Boards:
•The J.M. Smucker Co. (NYSE:SJM), a manufacturer of food and beverage products — member of Compensation and People Committee (August 2023 to present)
•Schiff Nutrition, Inc. (2011 to 2013, when it was acquired)
Other Affiliations/Experience:
•Over 30 years of experience leading consumer products businesses
•Member of the board of directors of Pharmavite LLC, a privately held nutritional supplements company
•Member of The Conference Board’s Committee for Economic Development and of The Wall Street Journal’s CEO Council
•Member of the Board of Advisors, Duke University Center of Leadership & Ethics
Education:
•B.A. in International Policy from Duke University
•M.B.A. from Duke University

Director since: 2014
Term ends: 2028
Committees: None
Key qualifications:
•Capital Allocation
•Consumer Products
•Corporate Governance
•Cybersecurity/Data Privacy
•ESG & Climate Risks
•Financial Literacy
•HR, Exec. Comp. & Talent Mgmt.
•International Business
•Marketing/Sales/Bus. Dev.
•Operations
•Public Company
•Retail/Beauty
•Risk Management
•Senior Leadership
•Shareholder Advocacy
•Strategic Planning
•Tech/Digital Media

We believe Mr. Amin’s extensive experience leading consumer products businesses provides him with the qualifications and skills to serve as a member of our Board.

18	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Chip Bergh

Age: 68
Current Occupation and Select Prior Experience:
•Harvard Business School, a leading private university
◦Senior Lecturer (July 2024 to present)
•Levi Strauss & Co. (NYSE: LEVI), a global brand-name apparel company
◦President and Chief Executive Officer (September 2011 to January 2024)
◦Director (September 2011 to April 2024)
•Procter & Gamble Co. (NYSE: PG), a world-leading multinational consumer goods company
◦Group President, Global Male Grooming (2009 to September 2011)
◦Various other executive roles, including managing businesses in multiple regions worldwide (1983 to 2009)
Other Public Company Boards:
•lululemon athletica inc. (NASDAQ: LULU), a technical athletic apparel, footwear, and accessories company for yoga, running, training, and most other activities—independent director (March 2026 to present)
•HP, Inc. (NYSE: HPQ), a leading provider of computers, printers, and printer supplies—current chair of the board and member of the HR and Compensation, Nominating, Governance and Social Responsibility Committee (June 2015 to present)
•Pinterest, Inc. (NYSE: PINS), a visual search and discovery platform—current chair of the governance committee and member of the compensation committee (2024 to present)
Other Affiliations/Experience/Information:
•Over 40 years of experience leading consumer products and retail businesses
•Former member of the boards of directors of VF Corporation and the Economic Development Board of Singapore
Education:
•B.A. in International Affairs from Lafayette College

Independent
Director since: April 2025
Term ends: 2028
Committees: None
Key qualifications:
•Capital Allocation
•Consumer Products
•Corporate Governance
•Cybersecurity/Data Privacy
•ESG & Climate Risks
•Financial Literacy
•HR, Exec. Comp. & Talent Mgmt.
•Info. Services & Technology
•International Business
•Legal/Public Policy/Regulatory
•Marketing/Sales/Bus. Dev.
•Operations
•Public Company
•Retail/Beauty
•Risk Management
•Senior Leadership
•Shareholder Advocacy
•Strategic Planning
•Technology & Digital Media

We believe Mr. Bergh’s extensive experience in executive leadership at large global companies, and his strong operational and strategic background with significant experience in brand management and international business management, provide him with the qualifications and skills to serve as a member of our Board.

2026 Proxy Statement	19

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Lori Keith

Age: 57
Current Occupation and Select Prior Experience:
•Parnassus Investments, an investment advisor
◦Portfolio Manager of the Parnassus Mid-Cap Fund (October 2008 to present)
◦Director of Research (July 2020 to present)
◦Senior Research Analyst (2005 to 2008)
•Deloitte Corporate Finance LLC, a global professional services firm
◦Vice President of Investment Banking (2001 to 2003)
Other Affiliations/Experience/Information:
•Nearly 20 years of investing in consumer products and retail businesses
•Former member of the board of trustees of The Athenian School
Education:
•B.A. in Economics from the University of California, Los Angeles
•M.B.A. from Harvard Business School

Independent
Director since: July 2020
Term ends: 2028
Committees: NomGov & Audit
Key qualifications:
•Capital Allocation
•Corporate Governance
•ESG & Climate Risks
•Financial Literacy
•HR, Exec. Comp. & Talent Mgmt.
•Info. Services & Technology
•Marketing/Sales/Bus. Dev.
•Public Company
•Retail/Beauty
•Risk Management
•Senior Leadership
•Shareholder Advocacy
•Strategic Planning

We believe Ms. Keith’s extensive financial and institutional investment experience, and expertise in ESG matters, provide her with the qualifications and skills to serve as a member of our Board.

20	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Corporate Governance
e.l.f. Beauty and our Board believe that sound corporate governance is a source of competitive advantage for the Company and allows the skills, experience, and judgment of our Board to support our executive management team, enabling management to improve our performance and maximize stockholder value. Our corporate governance practices, including those highlighted below, are reflected in our Corporate Governance Guidelines and other key governance documents, which set the framework for our governance structure. A copy of our Corporate Governance Guidelines, along with our other principal governance documents, are available on our investor relations website at investor.elfbeauty.com/corporate-governance/governance-guidelines.
Director Independence
All of our current directors, except Mr. Amin, are independent under applicable New York Stock Exchange (“NYSE”) listing standards, making our Board 90% independent.
Our Board has affirmatively determined that Mr. Bergh, Ms. Daniele, Mr. Farrell, Ms. Ferreras, Ms. Keith, Ms. Levitan, Mr. Mitchell, Ms. Tait and Ms. Watson each qualifies as an independent director under applicable NYSE listing standards. Mr. Amin is not considered independent because he is the Chief Executive Officer of e.l.f. Beauty.
The NYSE’s independent director definition includes a series of objective tests, including that the director or director nominee is not, and has not been within the last three years, one of our employees and that neither the director or director nominee nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by NYSE listing standards, our Board has made an affirmative determination as to each independent director and director nominee that he or she has no material relationship with e.l.f. Beauty (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). In making these determinations, our Board considered ownership of our common stock by each director and director nominee and reviewed and discussed information provided by each director and director nominee with regard to that individual’s business and personal activities and relationships as they may relate to e.l.f. Beauty and our management.
There are no family relationships among any of our directors, director nominees or executive officers.
The Role and Responsibilities of our Board
Our Board represents our stockholders’ interests and is responsible for furthering the long-term success and value of e.l.f. Beauty, consistent with our Board’s fiduciary duties to our stockholders. Our Board has responsibility for establishing broad corporate policies, setting strategic direction and overseeing management, which is responsible for the day-to-day operations of e.l.f. Beauty.
In fulfilling this role, each director must exercise his or her good faith business judgment in the best interests of e.l.f. Beauty and our stockholders. We are committed to conducting our business in accordance with ethical business principles. Integrity and ethical behavior are core values of e.l.f. Beauty. Our Board provides the best example of these values and will reinforce their importance at appropriate times.

2026 Proxy Statement	21

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Our Board oversees the risk management process, while management oversees and manages risk on a daily basis. Our executive team provides regular reports to our Board on areas of material risk to e.l.f. Beauty, including operational, financial, legal, regulatory and strategic risks. In addition, as part of its review of operational risk, our Board reviews cybersecurity risks facing e.l.f. Beauty, including the potential for breaches of our key information technology systems and the potential for breaches of our systems and processes relating to the protection of consumer and employee confidential information.
While our Board is ultimately responsible for risk oversight, each of our Board committees assists in fulfilling these oversight responsibilities. Their specific areas of responsibility are:
•Audit Committee. Our Audit Committee oversees management of risks relating to financial and internal controls. Our Audit Committee also aids in the review of cybersecurity risks facing e.l.f. Beauty.
•Compensation Committee. Our Compensation Committee oversees the management of risks relating to the compensation of executive officers and employees.
•Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee oversees the management of risks related to the effectiveness of our Board, including succession planning for our Board, our overall governance and structure, and ESG matters.
To facilitate our Board’s oversight of our risk management process, the chair of each committee reports (or delegates to another committee member or to our General Counsel to report) on its activities to our full Board, which enables our Board and its committees to coordinate the risk oversight role and keep informed of any developments impacting our risk profile.
How Our Board is Organized
Our Board currently consists of ten directors, with three classes of directors designated as Class I, Class II and Class III. Each class of directors serves a staggered three-year term. At each annual meeting of stockholders, directors of the class whose term is expiring are elected for a term of three years. Our directors are currently classified as follows:

class I	term ends	class II	term ends	class III	term ends
Matt Farrell	2026	Tiffany Daniele	2027	Tarang Amin	2028
Kenny Mitchell	2026	Maria Ferreras	2027	Chip Bergh	2028
Gayle Tait	2026	Lauren Cooks Levitan	2027	Lori Keith	2028
Maureen Watson	2026

Leading by example.

e.l.f Beauty is <1% of 3,700 publicly traded companies in the U.S. with a Board of Directors that is at least 60% women and at least 40% diverse.

22	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Board Leadership

name	position
Tarang Amin	Chairman
Lauren Cooks Levitan	Lead Independent Director and Chair of the Audit Committee
Kenny Mitchell	Chair of the Compensation Committee
Maureen Watson	Chair of the Nominating and Corporate Governance Committee
Our governance framework provides our Board with the discretion and flexibility to make determinations as needed to provide appropriate leadership for our Board. In making these determinations, our Board considers many factors, including the specific needs of the business and what is in the best interests of e.l.f. Beauty and our stockholders.
Our Board believes that our current Board leadership structure provides an effective balance between strong management leadership and appropriate safeguards and oversight by our independent directors.
Our Board encourages all directors to play an active role in overseeing our business. The non-management directors meet in executive session without management directors or management present on a regularly scheduled basis. These meetings allow non-management directors to discuss issues of importance to e.l.f. Beauty, including the business and affairs of e.l.f. Beauty as well as matters concerning management, without any member of management present.
Chairman. Mr. Amin, our Chief Executive Officer, currently serves as our Chairman. Our Board believes that having Mr. Amin serve as Chairman and Chief Executive Officer is important to our short- and long-term success as it provides certain synergies and efficiencies that enhance the functioning of our Board and, importantly, allows our Board to most effectively execute its role in overseeing business strategy.
As the director closest to our business, Mr. Amin is best able to identify many of the business issues that require the attention of our Board and, as Chairman, can best focus our directors’ attention on the most critical business matters. Further, in our Board’s experience, having Mr. Amin serve as both Chairman and Chief Executive Officer allows for timely and unfiltered communication with our Board on these critical business issues.
Lead Independent Director. When the roles of Chair of our Board and Chief Executive Officer are combined or the Chair is not an independent director (as defined under the NYSE listing standards), our independent directors appoint an independent director to serve as the Lead Independent Director. Ms. Levitan currently serves as our Lead Independent Director.
Our Board believes that having a Lead Independent Director helps to ensure sufficient independence in Board leadership and provide effective independent functioning of our Board in its oversight and governance responsibilities. The Lead Independent Director performs the functions and duties provided in our Lead Independent Director Guidelines and as otherwise may be requested by our Board. Our Lead Independent Director Guidelines are periodically reviewed and updated by our Board and the Nominating and Corporate Governance Committee. A copy of our Lead Independent Director Guidelines is available on our investor relations website at investor.elfbeauty.com/corporate-governance/governance-guidelines.

2026 Proxy Statement	23

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Committee Chairs. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is led by a chair that is an independent director.
Below is a summary of the key responsibilities of our Board leadership positions:

role	key responsibilities

Chairman	•Presides over meetings of our Board.

•Sets the agendas and schedules for Board meetings in consultation with our Lead Independent Director.

•Consults and advises our Board and its committees on the business and affairs of e.l.f. Beauty.

•Performs such other duties as may be assigned by our Board.

Chief Executive Officer	•In charge of the daily affairs of e.l.f. Beauty, subject to the overall direction and supervision of our Board and its committees and subject to such powers as reserved by our Board.

Lead Independent Director	•Together with the Chairman and management, develops and approves Board meeting agendas and meeting schedules.

•Provides to our Board supplemental materials or information as advisable.

•Presides at executive sessions of the independent directors.

•Facilitates discussion and open dialogue among the independent directors.

•Serves as a liaison between the Chairman and management and the independent directors.

•Communicates to the Chairman and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by independent directors.

•In appropriate circumstances and in conjunction with our Board, makes himself or herself available for consultation and communication with our major stockholders.

•Provides the Chairman with feedback and counsel concerning the Chairman’s interactions with our Board.

•Performs such functions and duties set forth in the Lead Independent Director Guidelines.

Committee Chairs	•Preside over committee meetings.

•Set the agenda and schedules for committee meetings.

•Regularly report to the full Board on committee activities.

24	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Board Committees
Our Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The primary responsibilities (and other details) of each committee are described below. These committees play a critical role in our governance and strategy, and each committee has access to management and the authority to retain independent advisers as it deems appropriate.
Each committee operates pursuant to a written charter, each of which is available on our investor relations website at investor.elfbeauty.com/corporate-governance/board-committees. Each committee reviews and assesses its charter at least annually and recommends changes to our Board to reflect the evolving role of the committee.

committee memberships
director	audit	comp	nomgov
Tarang Amin—Chairman
Chip Bergh
Tiffany Daniele	Member
Matt Farrell
Maria Ferreras			Member
Lori Keith	Member		Member
Lauren Cooks Levitan—Lead Independent Director	Chair
Kenny Mitchell		Chair
Gayle Tait		Member
Maureen Watson			Chair

Audit Committee

Current members:	Independent(1):	●●● 3/3	Four meetings held in FY 2026.
Lauren Cooks Levitan (Chair)(2)	Financially Literate(3):	●●● 3/3	The Audit Committee Report is on page 91.
Tiffany Daniele(2)
Lori Keith(2)

Primary responsibilities:

•Appoints, compensates, retains and oversees the work of our independent auditors.			•Oversees and evaluates the scope of the external and internal audit reviews and results.

•Assesses the qualification and independence of our independent auditors.			•Reviews and discusses with management our periodic reports and earnings releases.

•Oversees and reviews our financial and accounting controls and processes.			•As appropriate, initiates inquiries into aspects of our internal accounting controls and financial affairs.

(1)		Each member of the Audit Committee meets the independence requirements of SEC regulations and applicable NYSE listing standards.
(2)		Designated as an “audit committee financial expert” by our Board within the meaning of SEC regulations.
(3)		Per NYSE’s financial literacy requirements.

2026 Proxy Statement	25

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Compensation Committee

Current members:	Independent(1):	●● 2/2	Six meetings held in FY 2026.
Kenny Mitchell (Chair)			The Compensation Committee Report is on page 69.
Gayle Tait

Primary responsibilities:

•Reviews and sets the compensation for our executive officers.			•Reviews and makes recommendations to our Board regarding compensation for our directors.

•Reviews and approves all employment, severance and change in control arrangements with our executive officers.			•Reviews and approves our incentive-compensation and equity-based compensation plans.

Our Compensation Committee has the authority to retain consultants and advisers as it may deem appropriate in its sole discretion and has the sole authority to approve related fees and other engagement terms.
For additional information regarding our Compensation Committee, see under the heading “Executive Compensation—Compensation Discussion and Analysis—Compensation Setting Process.”

(1)
Each member of the Compensation Committee meets the independence requirements of SEC regulations, the regulations of the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and applicable NYSE listing standards.

Nominating and Corporate Governance Committee

Current members:	Independent(1):	●●● 3/3	Four meetings held in FY 2026.
Maureen Watson (Chair)
Maria Ferreras
Lori Keith

Primary responsibilities:

•Oversees our corporate governance policies and ESG program and policies.			•Makes recommendations regarding candidates for our Board and Board committees.

•Oversees the evaluation of our Board.			•Makes recommendations regarding governance matters.

(1)		Each member of the Nominating and Corporate Governance Committee meets the independence requirements of applicable NYSE listing standards.

How our Directors are Selected

Sources for Candidates	è è è	In Depth Review by the Nominating and Corporate Governance Committee	è è è	Nomination/Appointment/Election
Directors Management Stockholders Search firms		Candidate qualifications Current Board composition Independence and potential conflicts Diversity		Recommend slate of nominees êêê Full Board review and approval êêê Nomination/appointment/election

26	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Director Suggestions from our Board
The Nominating and Corporate Governance Committee is responsible for reviewing with our full Board, on an annual basis, the appropriate characteristics, skills, and experience required for our Board as a whole and the individual directors. In evaluating the suitability of individual candidates for our Board (both new candidates and current directors), the Nominating and Corporate Governance Committee and our Board consider many factors, including the following:
•personal and professional integrity
•ethics and values
•experience in corporate management, such as serving as an officer or former officer
•practical and mature business judgment
•experience in the industry in which we operate
•conflicts of interest
•experience as a board member or executive officer of another publicly held company
•diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members
Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group of directors that can best maximize the success of our business and represent our stockholders’ interests through the exercise of sound judgment using its depth in these various areas.
While our Board does not have a specific diversity, equity and inclusion policy regarding Board composition, our Board recognizes the importance of having the right mix of skills, expertise and experience and the value of having diverse voices at the table. The Nominating and Corporate Governance Committee considers diversity in all forms as it evaluates Board composition and potential new directors. In addition, the Nominating and Corporate Governance Committee also considers potential candidates’ experience in attracting, developing and retaining qualified personnel and fostering a corporate culture that reflects our values and encourages inclusivity.
In February 2026, Boardspan completed its efforts in supporting the successful recruitment of Mr. Farrell to our Board.
Director Suggestions from our Stockholders
In addition to candidates identified through its own internal processes, the Nominating and Corporate Governance Committee will evaluate candidates for director that are suggested by any stockholder.
In order for the Nominating and Corporate Governance Committee to consider a stockholder suggestion, the stockholder must submit proof of e.l.f. Beauty stock ownership and submit an explanation of the reasons why the stockholder believes the candidate is qualified for service on our Board. To fully evaluate the candidate, the Nominating and Corporate Governance Committee may request the stockholder provide additional information regarding the suggested candidate.
The Nominating and Corporate Governance Committee evaluates candidates suggested by stockholders using the same principles and methodologies as it uses to evaluate other candidates (including candidates identified by our Board or our executive team).

2026 Proxy Statement	27

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
There is no set deadline or timing for a stockholder to suggest a candidate for our Board. Stockholder suggestions for nominees for director should be submitted in writing to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
The procedures described above are meant to establish an additional means by which stockholders can contribute to our process for identifying and evaluating candidates for our Board and are not meant to replace or limit stockholders’ general nomination rights, as discussed below, in any way.
Stockholder Director Nomination Right
Any stockholder may nominate a candidate or candidates for election to our Board at an annual meeting of stockholders if the stockholder complies with the advance notice, information and consent provisions contained in our bylaws, which are briefly described below.
To nominate a candidate, a stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified to serve on our Board. The stockholder must also provide other information about the candidate that would be required by the SEC rules to be included in a proxy statement.
In addition, the stockholder must include the consent of the candidate with respect to the candidate’s nomination and commitment to serve if elected, and describe any relationships, arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise. The stockholder must also submit a director questionnaire and an agreement completed by each candidate (forms of which must be requested from us), and the stockholder must provide any other information required by our bylaws. The stockholder must also submit proof of ownership of our common stock.
If a stockholder wishes to nominate one or more persons for election to our Board at the 2027 annual meeting of stockholders, we must receive notice of the nomination between April 22, 2027 and May 22, 2027 according to our bylaws. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or more than 60 days after August 20, 2027, notice must be received not later than the 90th day prior to the date of the 2027 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2027 annual meeting of stockholders is first made. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than June 21, 2027; however, if the date of next year’s annual meeting has changed by more than 30 days from August 20, 2027, then notice must be provided by the later of 60 days before the date of next year’s annual meeting or the 10th day after the day on which we publicly announce the date of next year’s annual meeting.
Stockholder director nominations must be submitted in writing to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
We did not receive notice of any director nominations from our stockholders for the 2026 annual meeting.

28	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
How our Directors are Evaluated
Our Board is committed to continual corporate governance improvement. Our Board, and each committee, conducts an annual self-evaluation to review and assess its overall effectiveness, including with respect to strategic oversight, board structure and operation, interaction with and evaluation of management, governance policies, and committee structure and composition. As appropriate, these assessments may result in updates or changes to our practices as well as commitments to continue existing practices that our directors believe contribute positively to the effective functioning of our Board and committees.
Meeting Attendance
Our Board meets at least quarterly each year, and special meetings may be held as permitted by our bylaws. Committee meetings are held at such times as the committee may determine, with the goal of meeting at least quarterly each year. Directors are expected to attend and participate in Board meetings and applicable committee meetings, and spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.
During FY 2026, our Board held seven meetings. Each director, for the portion of FY 2026 that the director was a member of our Board or a particular committee, as applicable, attended at least 75% of the aggregate of the total number of meetings of our Board held during FY 2026 and the total number of meetings held during FY 2026 by all committees of our Board on which that director served.
Although we do not have a policy with regard to directors’ attendance at the annual meetings of stockholders, all directors are encouraged to attend the annual meeting of stockholders. Each director that was on our Board on the date of the 2025 annual meeting of stockholders attended the 2025 annual meeting of stockholders.
Stock Ownership Policy
The Board has adopted an executive officer and non-employee director stock ownership policy (our “Stock Ownership Policy”) which specifies target amounts of share ownership for our executive officers and non-employee directors. Each of our non-employee directors who receives compensation from us for his or her service on the Board is required to maintain beneficial ownership of a number of shares of the Company’s common stock with a value equal to not less than five times his or her annual cash retainer, excluding additional lead independent director, committee or committee chair retainers, if any. In addition to shares held outright, shares underlying vested stock options (net of shares that would need to be withheld to satisfy the exercise price thereof and withholding taxes) are counted towards the minimum ownership requirement.
Each of our non-employee directors that was serving on the Board as of August 24, 2023 (the “Effective Date”) has five years from the Effective Date to achieve the minimum ownership requirement. Any non-employee director appointed after the Effective Date has until March 31 of the fiscal year in which the fifth anniversary of such director’s start date falls to achieve the minimum ownership requirement. If a non-employee director has not satisfied the minimum ownership requirement by the compliance deadline, all shares acquired pursuant to equity awards granted to that director (net of taxes and exercise costs) must be held by that director until (and so long as) the minimum ownership requirement is satisfied.

2026 Proxy Statement	29

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
How our Directors are Paid
Non-Employee Director Compensation Program
We compensate our non-employee directors for their service on our Board in accordance with our Non-Employee Director Compensation Program. We also reimburse all directors for their reasonable business expenses incurred in connection with their activities as directors. The following table describes the components of our Amended and Restated Non-Employee Director Compensation Program in effect for FY 2026.

retainer	cash(1)	stock award(2)	total
Annual Retainer	$45,000	$140,000	$185,000
Lead Independent Director Retainer	$20,000	—	$20,000
Audit Committee Chairperson Retainer	$15,000	—	$15,000
Audit Committee Member Retainer	$7,500	—	$7,500
Compensation Committee Chairperson Retainer	$10,000	—	$10,000
Compensation Committee Member Retainer	$5,000	—	$5,000
Nominating and Corporate Governance Committee Chairperson Retainer	$6,000	—	$6,000
Nominating and Corporate Governance Committee Member Retainer	$3,000	—	$3,000

(1)
The cash portion is paid on a quarterly basis, based on a “Board term” (which runs from annual meeting of stockholders to annual meeting of stockholders). If a director does not serve as a non-employee director for the entire quarter, the cash portion of the retainer will be pro-rated based on the portion of the quarter that director served as a non-employee director. Prior to January 1 of any year, a non-employee director may elect to receive all of his or her cash retainers for the following year in the form of time-vesting restricted stock units (“RSUs”), which are granted on the date of the annual meeting of stockholders and vest on the same schedule as the RSU portion of the annual retainer as described in footnote 2.

(2)
Payable in time-vesting RSUs. The actual number of RSUs granted to a non-employee director is calculated by dividing the dollar amount of the award by the closing trading price of our common stock on the date of grant. The dollar amount of the award is pro-rated for new non-employee directors. The RSU portion of the annual retainer is granted on the date of each annual meeting of stockholders, or for new non-employee directors, on the date of appointment, and vests in full on the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the next annual meeting of stockholders after the grant date, subject to the director continuing to serve as a non-employee director through the vesting date. All RSUs granted to our non-employee directors pursuant to the Amended and Restated Non-Employee Director Compensation Program vest fully immediately prior to the occurrence of a change in control (as defined in our 2016 Equity Incentive Award Plan).

30	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Director Compensation Table
The following table shows the compensation earned by or paid to our non-employee directors for their service in FY 2026. All dollar amounts are rounded to the nearest whole dollar amount.

name	fees earned or paid in cash	stock awards(1)	total
Chip Bergh	$45,124	$140,005	$185,129
Tiffany Daniele	$52,644	$140,005	$192,649
Matt Farrell(2)	$5,918	$140,005	$145,923
Maria Ferreras	$48,132	$140,005	$188,137
Lori Keith(3)	$55,480	$140,005	$195,485
Lauren Cooks Levitan	$80,220	$140,005	$220,225
Kenny Mitchell(3)	$55,015	$140,005	$195,020
Gayle Tait(3)	$50,013	$140,005	$190,018
Maureen Watson(3)	$51,060	$140,005	$191,065
(1)Represents the grant date fair value of annual RSUs granted to the director, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. For a discussion of the valuation of these awards, see Notes to Consolidated Financial Statements at Note 14 in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. These amounts do not reflect the amount the director has actually realized or will realize from the awards upon the vesting of the granted RSUs or the sale of the shares underlying the granted RSUs.
The following table shows the number of unexercised stock options and unvested RSUs held by our non-employee directors as of March 31, 2026.

name	unexercised stock options	unvested RSUs
Chip Bergh	—	1,203
Tiffany Daniele	—	1,203
Matt Farrell	—	980
Maria Ferreras	—	1,203
Lori Keith	—	1,680
Lauren Cooks Levitan	7,714	1,203
Kenny Mitchell	—	1,676
Gayle Tait	—	1,633
Maureen Watson	—	1,642
(2)Mr. Farrell was appointed as a member of the Board effective as of February 12, 2026 and, as such, received a pro-rated equity award for the FY 2026 Board term (measured as the date of the 2025 annual meeting to the date of the 2026 annual meeting).
(3)Elected to receive RSUs in lieu of cash retainers for the FY 2026 Board term. The RSUs received in lieu of cash for the FY 2026 Board term were granted on August 21, 2025 (the date of the 2025 annual meeting). The grant date fair value of such RSUs, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions based on the assumptions described in footnote 1, is included in the “fees earned or paid in cash” column up to the value of the cash retainer earned.

2026 Proxy Statement	31

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
How You can Communicate with our Board
e.l.f. Beauty and our Board welcome open communication with stockholders and appreciate input that advances our goal of enhancing stockholder value. We engage regularly with our stockholders and encourage anyone, including our stockholders, to contact our Board or individual directors about corporate governance or matters related to our Board or e.l.f. Beauty. Individuals may send written communications to our Board, committees of our Board or individual directors by mailing those communications to our Corporate Secretary at:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
Depending on the subject matter, our Corporate Secretary will:
•forward the communication to the director or directors to whom it is addressed;
•attempt to handle the inquiry directly, for example when the request is for information about e.l.f. Beauty or is a stock-related matter; or
•not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded to our Board or the director or directors to whom they were addressed. A member of management also makes those communications available to our Board upon request.

32	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Our Executive Officers
The following is a list of our executive officers and their respective ages, positions and brief biographies as of the date of this Proxy Statement.

Tarang Amin Chief Executive Officer and President
Age: 61
Current Role
•Mr. Amin has served as our Chief Executive Officer and as our President since January 2014.
More Information
•For more information about Mr. Amin, see under the heading “Our Board of Directors—Continuing Directors.”

Mandy Fields Senior Vice President and Chief Financial Officer
Age: 45
Current Role
•Ms. Fields has served as our Senior Vice President and Chief Financial Officer since April 2019.
Select Prior Experience
•Chief Financial Officer of BevMo!, a retailer of alcoholic beverages, from June 2016 to April 2019
•Vice President of Finance and Analytics at Albertsons Companies, a grocery company, from July 2015 to June 2016
Education
•B.S. in Finance from Indiana University of Bloomington’s Kelley School of Business

2026 Proxy Statement	33

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Josh Franks Senior Vice President, Chief Operations Officer
Age: 48
Current Role
•Mr. Franks has served as our Senior Vice President, Operations since January 2020 and our Chief Operations Officer since May 2024.
Select Prior Experience
•Senior Vice President, Operations and Supply Chain, at Lyrical Foods (d/b/a Kite-Hill), a plant-based, dairy-free packaged food manufacturer, from July 2018 to December 2019
•Vice President, Operations and Supply Chain, at Raybern Foods, a packaged food manufacturer, from April 2014 to March 2018
Education
•B.S. in Business Administration, Operations Management, and Supply Chain Management from North Carolina State University

Jennie Laar Senior Vice President and Chief Commercial Officer
Age: 57
Current Role
•Ms. Laar has served as our Senior Vice President and Chief Commercial Officer since May 2022.
Select Prior Experience
•Senior Vice President, Global Wholesale at Forma Brands, a beauty brand incubator, from December 2020 to April 2022
•Vice President, Global Wholesale at Forma Brands from April 2017 to December 2020
•Vice President, Sales & Merchandising at Bare Escentuals, a global beauty company, from February 2013 to April 2017
Education
•B.A. in Modern European Studies from Nottingham Trent University

34	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Kory Marchisotto President, e.l.f. Brands
Age: 50
Current Role
•Ms. Marchisotto served as our Senior Vice President and Chief Marketing Officer from February 2019 until April 2026 and as President of e.l.f. Brands since April 2026.
Select Prior Experience
•Senior Vice President, Marketing for bareMinerals, a brand of Shiseido Americas Corporation (TYO: 4911), a global beauty company, from 2016 to 2018
•Senior Vice President of Marketing, Beauty Prestige Group (from 2015 to 2016) and Vice President of Marketing, Beauty Prestige Group (from 2011 to 2015) at Shiseido Americas Corporation
Education
•Masters of Professional Studies, Cosmetics and Fragrance Marketing and Management from the Fashion Institute of Technology
•B.B.A. in Marketing from Pace University’s Lubin School of Business

Scott Milsten Senior Vice President, General Counsel, Chief People Officer, and Corp. Sec.
Age: 56
Current Role
•Mr. Milsten has served as our Senior Vice President, General Counsel, and Corporate Secretary since January 2014 and as our Chief People Officer since August 2016.
Select Prior Experience
•Senior Vice President, General Counsel, and Corporate Secretary at Schiff Nutrition (until its acquisition, NYSE: SHF), a manufacturer of nutritional supplements, from July 2011 to January 2013
•Senior Vice President, General Counsel, and Corporate Secretary of Celera Corporation, a health-care diagnostics company (until its acquisition, NASDAQ: CRA), from August 2009 to June 2011.
Education
•B.A. in English from Duke University
•J.D. from University of Pennsylvania Law School

2026 Proxy Statement	35

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Our Team, Culture and Commitments
e.l.f. Beauty is led by its purpose—to make the world a better place for every eye, lip and face. We are committed to creating a culture internally—and in the world around us—where all individuals are encouraged to express their truest selves and are empowered to succeed, and where we strive to do the right thing for people and the planet.

Encourage Self Expression	Empower Others	Embody Our Ethics

We celebrate diversity and make the best of beauty accessible.	We provide equal opportunities for growth and success.	We strive to do the right thing for people and the planet.

We are committed to our:
•People. We place a high priority on attracting, recruiting, developing and retaining the best talent.
•Product. We lean into our superpowers, delivering premium quality beauty products at extraordinary prices with broad appeal that are vegan, cruelty free and e.l.f. clean, with the majority of our products manufactured in Fair Trade CertifiedTM facilities.
•Planet. We are dedicated and committed to improving and taking meaningful actions to protect our planet.
People: Our People Power Our Performance
Employee Satisfaction. Our talented team of over 800 people across the world is immersed in our high performance, purpose-led culture and fuels our results. We place a high priority on attracting, recruiting, developing and retaining the best global talent, regardless of background. We believe that our continued investments in our people and culture have positioned us as an employer of choice both in the beauty industry and our local communities. In FY 2026, we were recognized in the U.S. News & World Report 2025-2026 edition of “U.S. News Best Companies to Work For”, named a 2025 Global Most Loved Workplace by Newsweek and earned Great Place To Work® Certification™ based on employee feedback and an evaluation of workplace culture.
We are keenly interested in our employees’ well-being, development and overall satisfaction. Engagement is a key factor we look to because it measures our team’s connection and commitment to both e.l.f. Beauty and our vision, mission and values. In FY 2026, we conducted our fifth annual engagement survey of all employees. All employees were offered an opportunity to participate, and participation was at an all-time high at 97% — 20 percentage points above our participation rate three years ago. Our overall engagement score this year was 88% — 18 percentage points above the consumer goods & services industry benchmark. Our executive team members review survey data and outcomes with their teams to create and evolve action plans to further enhance our employee experience.

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BENCHMARK

70%

CONSUMER INDUSTRY EMPLOYEE ENGAGEMENT

E.L.F.

88%

+18 POINTS

E.L.F. BEAUTY EMPLOYEE ENGAGEMENT

CULTURE AMP

The survey was conducted through a platform service delivered by Culture Amp, and the responses were analyzed against Culture Amp’s Consumer Goods & Services 2025 Benchmark, which includes survey results from a minimum of 20 companies and 20,000 employees at organizations that are direct-to-consumer and produce and sell various products and services.
The engagement survey results were as follows:

	e.l.f. Beauty	consumer goods & services 2025 benchmark	difference (percentage points)
Employee Engagement	88%	70%	+18
Questions that determine employee engagement
I am proud to work for my company	97%	86%	+11
I would recommend my company as a great place to work	93%	82%	+11
My company motivates me to go beyond what I would in a similar role elsewhere.	89%	68%	+21
I see myself still working at my company in two years’ time	83%	68%	+15
I rarely think about looking for a job at another company	78%	55%	+23
Employee Pay and Benefits. We take a “one-team” approach to compensation. All full-time employees receive a base salary, are bonus eligible under the same bonus plan tied to our financial performance and receive an equity award in e.l.f. Beauty stock. We believe this approach, which applies across all employee levels and geographies, is unique in the beauty industry and contributes to our success in hiring and retaining top talent and driving business results.
In the United States, where over 70% of our workforce is located, the benefits for our full-time employees include, among other things:
•financial benefits including competitive compensation as well as retirement savings plans and commuter benefits;
•healthcare benefits including flexible spending accounts, disability and life insurance—all of which begin on day 1 of employment;

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•family support and flexibility benefits including up to 20 weeks of gender-neutral parental leave, as well as fertility and adoption support;
•wellness and time off programs including an employee assistance program, access to wellness coaches and flexible time off;
•community impact programs including employee donation matching programs and paid time off for volunteering; and
•education and career development programs including tuition reimbursement, high performance teamwork coaching, as well as ongoing learning and training opportunities.
Outside of the United States, we provide similarly competitive benefit packages to those offered to our United States employees and tailored to market-specific practices.
Inclusive Team. We aim to support talented individuals—regardless of gender, race, sexual orientation, national origin, ability, age, or other legally protected characteristic—in working, growing and achieving their potential across our entire team. We promote these efforts at all levels of our workforce, and our senior leadership team owns and is responsible for our related initiatives and programs.
Product: We Make the Best of Beauty Accessible to Every Eye, Lip and Face
e.l.f. Clean. Delivering premium quality products at extraordinary prices is at the heart of our value proposition, democratizing access for millions of consumers who otherwise couldn't have the best of beauty. We believe that equally important is what goes into our products (and what doesn’t) and how our products are made. We were one of the first scaled mass beauty brands to be vegan and cruelty free and are committed to formulating our products to meet high standards of clean beauty—choosing not to use over 2,500 ingredients in our formulations, compared to 11 ingredients restricted by the U.S. Food and Drug Administration (the “FDA”).
Cruelty free. We are proudly 100% cruelty free worldwide. We never test on animals and are proudly double-certified as “cruelty free” across all of our brands — e.l.f. Cosmetics, e.l.f. SKIN, rhode, Naturium and Well People — with certification as “Global Animal Test-Free” by People for the Ethical Treatment of Animals (PETA) and under the Leaping Bunny Program. PETA’s “Global Animal Test-Free” certification is given to companies and brands who have verified that their facilities and their suppliers do not conduct, commission, pay for, or allow any tests on animals for their ingredients or finished products. Certification under the Leaping Bunny Program is operated by the Coalition for Consumer Information on Cosmetics in the United States and Canada. Companies with this certification certify that no animal testing was conducted on materials or formulations at all stages of product development, in addition to recommitting to the program annually and being open to third-party audits.
Fair Trade. We aim to work with suppliers that uphold our principles and values. We are proud to be the first and only beauty company to have six third-party manufacturing facilities Fair Trade Certified™. The majority of our products continue to be produced in Fair Trade Certified™ facilities. We actively engage our suppliers on sustainability topics and require them to adhere to our Supplier Code of Conduct.

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Responsible sourcing. We strive to responsibly source forest materials and sensitive ingredients such as mica and palm oil derivatives, with specific commitments in place for the use of Forest Stewardship CouncilTM-certified paper cartons and wood brush handles, responsible sourcing of mica, and RSPO certification for palm oil-based ingredients. In FY 2026, we achieved our goal of obtaining FSC certification for 100% of our cosmetic wood brush handles and pencils. For further detail on these sourcing initiatives, see the most recent e.l.f. Beauty Impact Report (which for the avoidance of doubt is not incorporated herein by reference). We seek to ensure that sustainability is embedded throughout our supply chain by collaborating with our suppliers, fostering a culture of responsibility and innovation that supports our purpose-led, results-driven philosophy.
Planet: Sharing Our Journey to a Positive Impact
Climate. We recognize the global risks of climate change and are taking steps to reduce our associated risks and impacts, including by taking steps to reduce our carbon footprint. This includes meeting our 2030 science-based targets for Scopes 1 and 2, and sourcing renewable energy to power our leased facilities. As part of our transparency and reporting efforts, we made our third annual disclosure through CDP in September 2025, maintaining a B score for Climate.
Packaging. Our packaging reflects our brand identity and, at the same time, represents a meaningful portion of our environmental footprint. To address this, we are focused on reducing packaging intensity, increasing circularity and sourcing materials more sustainably. We have set specific commitments related to these topics, including:
•Achieve a 20% reduction in packaging intensity by FY 2030 vs a FY 2019 baseline (goal introduced in FY 2023);
•Achieve 50% of plastic with recycled content or responsibly sourced bio-based content (goal introduced in FY 2024); and
•Achieve 50% of our plastic that is recyclable, reusable or compostable (goal introduced in FY 2024).
Water. As we continue to grow, we’re embracing new opportunities to understand and manage our water usage. From being an essential ingredient in our products to its use in our suppliers’ manufacturing processes, we are working to identify and implement solutions to reduce water usage and increase efficiency.

2026 Proxy Statement	39

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Certain Relationships and Related Party Transactions
Policy and Procedures
The Audit Committee has adopted a written policy regarding transactions between e.l.f. Beauty and our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any affiliates or members of the immediate family of any of the foregoing. We refer to these individuals and entities as “related parties” and these relationships generally as “related party transactions.”
Any request for us to enter into a related party transaction in which the amount involved exceeds $120,000 and a related party would have a direct or indirect interest must first be presented to the Audit Committee for review, consideration and approval. The Audit Committee reviews all the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and considers any conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics.
Related Party Transactions during the Year
The following is a description of related party transactions entered into during FY 2026 in which the amount involved exceeds $120,000 and a related party would have a direct or indirect interest:
•We paid compensation to our directors and executive officers in FY 2026. See under the heading “Our Board of Directors—How our Directors are Paid” for information regarding compensation paid to our directors and under the heading “Executive Compensation” for information regarding compensation paid to our executive officers.
Rule 10b5-1 Trading Plans
Each of our executive officers have adopted written plans, known as Rule 10b5-1 trading plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 trading plan, a broker executes trades pursuant to parameters established by the individual when entering into the Rule 10b5-1 trading plan, without further direction from them. The individual may amend or terminate the Rule 10b5-1 trading plan in specified circumstances. All 10b5-1 trading plans entered into must comply with Rule 10b5-1 of the Exchange Act and our Second Amended and Restated Insider Trading Compliance Program (our “Insider Trading Program”), and any Rule 10b5-1 trading plan must be pre-cleared in advance by the Company’s legal department.

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Corporate Governance Materials
We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance, and have also considered SEC and NYSE rules. Based on this review, we have established and adopted charters for each of our Board committees, and have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and our Insider Trading Program.
Our Corporate Governance Guidelines are intended to provide a set of flexible guidelines for the effective functioning of our Board, including director qualifications and responsibilities, management succession and Board committees. Our Corporate Governance Guidelines are reviewed regularly and revised as necessary or appropriate in response to changing regulatory requirements, evolving best practices and other considerations. A copy of our Corporate Governance Guidelines is available on our investor relations website at investor.elfbeauty.com/corporate-governance/governance-guidelines.
In addition to our Corporate Governance Guidelines, we have adopted a Code of Business Conduct and Ethics for our directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Business Conduct and Ethics is designed to help directors and employees resolve ethical and compliance issues encountered in the business environment. We will make any legally required disclosures regarding amendments to, or waivers of, our Code of Business Conduct and Ethics on our investor relations website. A copy of our Code of Business Conduct and Ethics is available on our investor relations website at investor.elfbeauty.com/corporate-governance/code-of-business-conduct-ethics.
Furthermore, our Insider Trading Program, which is reasonably designed to promote compliance with insider trading laws, rules and regulations (1) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and employees of the Company, (2) prohibits our directors and certain employees, including all of our executive officers, from trading during quarterly blackout periods and contains other restrictions on trading activities designed to avoid circumstances where Company insiders may be deemed to have traded on material nonpublic information, and (3) prohibits our directors, officers and employees from engaging in hedging transactions with respect to our securities, including entering into transactions in options, puts, calls or other derivative securities or selling our securities short, and pledging shares of our securities in margin accounts. Our Insider Trading Program also requires that our directors and certain restricted employees, including all of our executive officers, pre-clear any proposed open market transactions. A copy of our Insider Trading Program is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended March 31, 2026 filed with the SEC on May 21, 2026.
The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the Company’s best interests and as appropriate to comply with any new SEC or NYSE rules.

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
EXECUTIVE COMPENSATION

Proposal 2:	Advisory Vote to Approve Compensation Paid to our Named Executive Officers
☑ FOR
Our Board unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers.
Our Board believes our executive compensation program aligns the interests of our executive officers with the long-term interests of our stockholders and, consistent with our pay-for-performance culture, rewards our executive officers when we achieve our short- and long-term strategic and financial goals.

What am I Voting On?
At the 2020 annual meeting of stockholders, our stockholders expressed a preference to hold future advisory (non-binding) votes on the compensation of our named executive officers on an annual basis. Consistent with that vote, stockholders are being asked to indicate their support, on an advisory (non-binding) basis, for the compensation paid to our named executive officers for FY 2026 as described in this Proxy Statement by casting a vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to e.l.f. Beauty, Inc.’s named executive officers for FY 2026, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
Stockholders should review the information under the heading “Executive Compensation—Compensation Discussion and Analysis” and the tables and narrative discussion under the heading “Executive Compensation—Executive Compensation Tables.” Our Board and our Compensation Committee believe that the policies and procedures discussed in the following sections are effective in achieving our goals and have contributed to our recent and long-term success.
Because the vote is advisory, it is not binding on our Board or e.l.f. Beauty. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
What is the Required Vote?
The compensation of our named executive officers for FY 2026 will be approved, on an advisory basis, by a majority of votes cast (meaning the number of shares voted “For” must exceed the number of shares voted “Against” in order for this proposal to be approved). Abstentions and broker non-votes are not considered votes cast for this proposal and will have no effect on the vote for this proposal.

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Proposal 3:	Advisory Vote to Approve Frequency of Future Say-on-Pay Votes
☑ 1 YEAR
Our Board unanimously recommends a vote for “1 Year”, on an advisory basis, for the frequency of the advisory vote on compensation paid to our named executive officers.
Our Board believes an annual say-on-pay vote enables our stockholders to provide us with input regarding the compensation of our named executive officers on a timely basis.

What am I Voting On?
Stockholders are being asked to vote, on an advisory (non-binding) basis, for how frequently we should seek a say-on-pay vote (commonly referred to as a “say-when-on-pay vote”).
Stockholders may vote for whether they would prefer a say-on-pay vote every year, every two years, or every three years. Stockholders may also abstain from voting on this proposal. While we will continue to monitor developments in this area, our Board currently plans to seek a say-on-pay vote every year and, as such, is asking our stockholders to vote for a frequency of “1 YEAR”. Our Board and the Compensation Committee believe that holding a say-on-pay vote every year is advisable for a number of reasons, including the following:
•it would enable our stockholders to provide us with input regarding the compensation of our named executive officers on a timely basis; and
•it is consistent with our goal to seek input from, and engage in discussion with, our stockholders on corporate governance matters and our compensation philosophy, policies, and practices for our executive officers.
Stockholders are not voting to approve or disapprove our Board’s recommendation. Instead, stockholders may vote for their preferred frequency of the say-on-pay vote: “1 Year,” “2 Years,” “3 Years” or “Abstain.”
Because the vote is advisory, it is not binding on our Board or e.l.f. Beauty. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and our Compensation Committee intend take into account the outcome of this vote in considering the frequency with which the say-on-pay vote will be held in the future.
What is the Required Vote?
As noted above, stockholders are not voting to approve or disapprove our Board’s recommendation with respect to the frequency with which the say-on-pay vote will be held in the future. With that said, the frequency choice (“1 Year,” “2 Years,” “3 Years”) receiving the most votes will be given due regard by, but will not be binding on, our Board or the Company.

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Compensation Discussion and Analysis
The compensation provided to our named executive officers in FY 2026 is discussed in detail in the compensation discussion and analysis (the “CD&A”) and in the tables under the heading “Executive Compensation—Executive Compensation Tables.”
The CD&A is organized into the following sections:

•	Named Executive Officers, starting on page 44;

•	Executive Summary, starting on page 45;

•	Compensation Philosophy, Objectives, and Design, starting on page 49;

•	Compensation Setting Process, starting on page 51;

•	Compensation Program Components, starting on page 53; and

•	Other Compensation Information, starting on page 63.
Named Executive Officers
Our named executive officers for FY 2026 were as follows:

name	position
Tarang Amin	Chairman, Chief Executive Officer, President, and Director
Mandy Fields	Senior Vice President and Chief Financial Officer
Josh Franks	Senior Vice President, Chief Operations Officer
Kory Marchisotto	President, e.l.f. Brands
Scott Milsten	Senior Vice President, General Counsel, Chief People Officer, and Corporate Secretary
For biographical information regarding our named executive officers, see under the heading “Our Company—Our Executive Officers.”

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Executive Summary
FY 2026 Performance Overview

$1,637 million	$26 million	$186 million	$335 million
Net Sales	Net Income	Adjusted Net Income(1)	Adjusted EBITDA(2)

+25%	-77%	-6%	+13%
growth	year over year	year over year	growth

$0.44	13.5%	+115	#1
earnings per share	market share(3)	bps market share gains(3)	favorite teen brand(4)

(1)	See Annex A for a reconciliation of net income to Adjusted Net Income.
(2)	See Annex A for a reconciliation of net income to Adjusted EBITDA.
(3)	For our e.l.f. Cosmetics brand, according to Nielsen xAOC 52 weeks ending March 21, 2026.
(4)	According to the Piper Sandler Semi-Annual Taking Stock With Teens® Survey, Fall 2025.
Strong Results in a Dynamic Environment
Our results in FY 2026 underscore the strength of the e.l.f. Beauty team, the discipline of our strategy and the breadth of our brand portfolio, as we again strengthened our market position. In a period defined by tariff and inflationary pressures, geopolitical disruptions, economic uncertainty and shifting consumer behavior, we continued to deliver industry-leading results. In FY 2026, we grew net sales by 25% and delivered approximately $26 million in net income and $335 million in Adjusted EBITDA. We closed FY 2026 delivering our 29th consecutive quarter of year-over-year net sales growth, making us 1 of only 6 public consumer companies – out of 546 – that has grown for 29 straight quarters and averaged at least 20 percent sales growth per quarter.
Delivered Strong Long-Term Stock Price Performance and Total Stockholder Return
Our total stockholder return (“TSR”) was -3.5% for the one-year period ended March 31, 2026 and -26.4% for the three-year period ended March 31, 2026, which underperformed the S&P 500 Index and the S&P 500 Consumer Discretionary Index. However, our TSR outperformed both indices over the the five-year period ended March 31, 2026, returning 125.9%.

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The graph above compares the total cumulative stockholder return on our common stock with the S&P 500 Stock Index and the S&P Consumer Discretionary Index for the 5-year period covering March 31, 2021 through March 31, 2026. The graph assumes an investment of $100 made at the closing of trading on March 31, 2021 in our common stock, the stocks comprising the S&P 500 Index, and the stocks comprising the S&P 500 Consumer Discretionary Index. All values assume reinvestment of the full amount of all dividends. The performance shown on the graph below is not intended to forecast or be indicative of possible future performance of our common stock.
Continued Progress In our Unique Areas of Advantage
In FY 2026, we continued to focus on executing our five unique areas of advantage to create long-term value for our stockholders. See under the heading “Introduction—Highlights from FY 2026—Continued Progress In our Unique Areas of Advantage” for additional information.
FY 2026 Executive Compensation Key Aspects and Highlights

No changes to base salaries or annual cash incentive targets	Cash incentive compensation tied solely to profitability	Majority of compensation is variable, at-risk, and in the form of equity awards	Equity awards split 50% performance-based and 50% time-based	Performance-based equity awards tied to long-term financial and market share metrics with 3-year cliff vesting

Our executive compensation program is built to pay for performance and align our executive officers’ interests with those of our stockholders. In FY 2026, consistent with this philosophy, we continued to:
•tie a significant majority of executive compensation to performance-based and “at-risk” pay;
•focus our executive officers on, and align pay outcomes with, both short- and long-term value creation; and
•emphasize equity compensation over cash compensation for our executive officers.

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In FY 2026, each named executive officer’s equity award was split 50/50 between time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”), with the split based on the number of RSUs and PSUs granted and the PSUs measured at target performance. The RSUs and the PSUs granted in FY 2026 (the “FY 2026 PSUs”) each are designed to incentivize long-term performance, align the interests of our executive officers with the long-term interests of our stockholders and maximize retention of our executive officers.
Key aspects and highlights of our compensation-related decisions in FY 2026 include the following:
•No changes to base salaries or target annual cash incentive opportunities. We continued our long-standing practice of maintaining annual cash compensation for our named executive officers. In FY 2026, we did not increase the base salary or target annual cash incentive opportunity of any of our named executive officers. In fact, we have never increased the base salary of any of our named executive officers. Mr. Amin’s and Mr. Milsten’s base salaries have remained unchanged since they joined us in 2014, and Ms. Fields’s, Ms. Marchisotto’s and Mr. Franks’s base salaries have remained unchanged since they joined us in 2019. We also maintained target annual cash incentive opportunities at long-standing levels. Mr. Amin’s and Ms. Fields’s target annual cash incentive opportunities have not increased since they joined us, and Mr. Milsten’s, Ms. Marchisotto’s and Mr. Franks’s target annual cash incentive opportunities have not increased since our 2023 fiscal year, when our Compensation Committee increased the target annual cash incentive opportunities for our senior vice presidents from 40% to 50% (other than Ms. Fields, whose target was already at 50%) to maintain relative internal parity among our executive officers.
•Annual cash incentives tied to financial performance. We continued to keep our annual cash incentive plan simple, objective and directly tied to profitability, with no payout unless we achieved at least 80% of target performance. In October 2025, our Compensation Committee increased the FY 2026 annual cash incentive plan target to reflect settled tariff rates and the expected contribution of rhode to our financial performance. Our Compensation Committee determined that the updated Adjusted EBITDA target of $285 million was demanding and achievable only with strong performance, particularly in light of headwinds in the beauty category, macroeconomic pressures, elevated inflation, increased tariffs and other factors affecting our business. Adjusted EBITDA is a non-GAAP financial measure, and we provide a reconciliation of net income to Adjusted EBITDA in Annex A and a short definition of Adjusted EBITDA in the Note Regarding Non-GAAP Financial Measures.
•Emphasis on equity compensation. We continued to deliver the majority of target compensation opportunity for our named executive officers in equity, reinforcing an ownership mindset, alignment with stockholders and long-term retention. Our time-based RSUs vest over four years with 25% vesting on each anniversary of the grant date, aligning our executive officers with long-term stockholder value creation and encouraging continued service.
•Maintain a significant percentage of equity granted to our named executive officers in the form of performance-based equity. We continued to make performance-based equity, in the form of PSUs, a core part of our long-term incentive program to reinforce our pay-for-performance culture and motivate the delivery of substantial and sustainable value to stockholders. In FY 2026, we kept each named executive officer’s equity award split 50/50 between time-based RSUs and PSUs, with the split based on the number of RSUs and PSUs granted, with the PSUs measured at target performance.

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•FY 2026 PSUs tied to three-year financial and market share performance with cliff vesting. The FY 2026 PSUs are designed to reward sustained top-line growth and market share gains over a three-year performance period. The FY 2026 PSUs are tied to our performance from April 1, 2025 through March 31, 2028, with the primary performance opportunity based on net sales performance during that period. The awards also include two additional stretch performance opportunities tied to whether our e.l.f. Cosmetics brand gains market share over the performance period and whether our e.l.f. SKIN and Naturium brands, on a combined basis, gain market share over the performance period. To the extent earned, the FY 2026 PSUs vest in full in a single cliff vest after the end of the three-year performance period. Taking into account the relevant opportunities and risks, our Compensation Committee believes the performance required to earn the FY 2026 PSUs is rigorous, challenging, and achievable only with sustained strong performance over the three-year performance period. We also believe the three-year cliff vesting structure supports retention and reinforces long-term performance through the completion of the three-year performance period.
•50% of our Chief Executive Officer’s target total compensation and equity compensation is performance-based. 94% of our Chief Executive Officer’s total target compensation for FY 2026 was variable and at-risk, 50% of our Chief Executive Officer’s total target compensation for FY 2026 was performance-based, and 50% of our Chief Executive Officer’s long-term incentive equity award was in the form of PSUs (with the long-term incentive equity award split based on the number of RSUs and PSUs granted, with the PSUs measured at target performance).

	base salary	annual cash incentive	long-term incentive PSUs	long-term incentive RSUs
% of Total Targeted Compensation(1)	6%	6%	44%	44%
% of Total Targeted Long-Term Incentive(2)			50%	50%

(1) The value of long-term incentive (RSUs and PSUs) is calculated based on the closing trading price of our common stock on the date of grant, with any performance goals determined based on target achievement.
(2) The percentage of total targeted long-term incentive is calculated based on the number of RSUs and PSUs granted, with the PSUs measured at target performance.
•Peer group. Consistent with best practices for corporate governance, our Compensation Committee has committed to reviewing and assessing a group of peer companies used as a reference point for evaluating executive compensation on an annual basis. When the peer group was adopted in February 2025, we were at the 50th percentile for trailing twelve-month revenue and the 82nd percentile for 30-day average market capitalization.
The compensation paid to our named executive officers for FY 2026 is discussed in more detail in the sections of the CD&A that follow.

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Continued Engagement with Stockholders regarding our Executive Compensation Program

At the 2025 annual meeting of stockholders, approximately 95% of the votes cast (excluding abstentions and broker non votes) by our stockholders approved, on an advisory basis, the compensation paid to our named executive officers for our fiscal year ended March 31, 2025 (“FY 2025”). We attribute this high approval percentage to, among other things, the continued progression of our compensation practices, our enhanced proxy statement disclosure and our continued engagement with our stockholders regarding our executive compensation programs.
~95% of votes cast by stockholders approved our Say-on-Pay proposal at our 2025 annual meeting
Consistent with prior years, we offered our stockholders in FY 2026 the opportunity to discuss and provide insights into their views of our executive compensation program.
The principal feedback we received from our stockholders in FY 2026 indicated broad support regarding our executive compensation program (as well as regarding our unique company-wide compensation program that provides equity to every employee and includes all employees on the same annual cash incentive plan (which we refer to internally as our bonus plan)).
We did not receive any direct or specific suggestions regarding our executive compensation program. Given the overall broad support from our stockholders, we did not make any material modifications in FY 2026 to our executive compensation program.
Compensation Philosophy, Objectives and Design

Attract and Retain Talent	Align with Stockholders	Pay-for-Performance

Attract, motivate, and retain highly talented and experienced executive officers who drive our success.	Align our executive officers’ incentives with the long-term interests of our stockholders.	Reward our executive officers for their performance and motivate them to achieve our short-term and long-term strategic and financial goals.

We design our executive compensation program based on a pay-for-performance philosophy. We believe our executive officers should be rewarded when we achieve our short-term and long-term strategic and financial goals, since these accomplishments are designed to align with stockholder interests.
We achieve our compensation objectives through an executive compensation program that we believe:
•provides a competitive total pay opportunity that enables us to compete effectively for executive talent with large legacy consumer products, retail and beauty companies, as well as with high growth technology and digital companies in the San Francisco Bay Area and New York City;
•emphasizes pay-for-performance by delivering a majority of our executive officers’ compensation only upon the achievement of our short-term and long-term strategic and financial goals, which are designed to deliver responsible and sustainable stockholder value growth; and
•provides strong alignment with our stockholders, with a significant majority of the target compensation opportunity for our executive officers delivered in the form of equity awards.

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Our Compensation Committee is also committed to effective compensation governance. Below is a summary of our key compensation governance practices, which are designed to drive performance, mitigate undue risk and align the interests of our executive officers and other employees with the interests of our stockholders.

What We Do

✓	We believe in pay-for-performance. The majority of our executive officers’ pay is variable and at-risk.

✓
We heavily weight total compensation toward equity compensation. In FY 2026, we kept each named executive officer’s equity award split 50/50 between time-based RSUs and PSUs (with the split based on the number of RSUs and PSUs granted, with the PSUs measured at target performance) to align our executive officers’ and our stockholders’ interests.

✓	Our annual cash incentive compensation plan is based solely on financial performance.

✓	We hold annual “say-on-pay” advisory votes.

✓	We develop a peer group of companies based on industry, consumer focus, revenue, and market capitalization to reference for compensation decisions.

✓	We conduct an annual compensation risk assessment to ensure that our compensation programs do not present any risks that are reasonably likely to have a material adverse effect on the Company.

✓	We maintain stock ownership guidelines for our executive officers.

✓
In addition to the clawback policy mandated by NYSE listing rules, we maintain a compensation recovery (clawback) policy in the event of misconduct that results in a financial restatement or material misstatement of financial calculations or information that would have significantly reduced incentive compensation.

✓	We engage an independent compensation consultant to advise our Compensation Committee.

What We Don’t Do

✗	We don’t provide guaranteed salary increases or guarantee minimum cash bonuses.

✗	We don’t modify our performance targets during the performance period except in the case of extraordinary or unforeseeable circumstances.

✗	We don’t allow for uncapped award opportunities.

✗	We don’t maintain defined benefit pension plans or executive-only benefit or retirement plans.

✗	We don’t provide excise tax gross ups.

✗	We don’t provide excessive perquisites to our executive officers.

✗	We don’t permit hedging or pledging of our stock.

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Compensation Setting Process
Roles and Responsibilities
Our Compensation Committee has primary responsibility for reviewing and approving our overall compensation program, including reviewing and approving the form and amount of compensation to be paid or awarded to our executive officers, approving employment agreements with our executive officers and performing a risk assessment of our compensation program in order to strike what our Compensation Committee believes is the appropriate balance of risk and reward without encouraging excessive or inappropriate risks that would have a material adverse impact on e.l.f. Beauty. Our Compensation Committee, management and our independent compensation consultant work closely in managing our executive compensation program. A summary of each of their roles and responsibilities (and other relevant information) is set forth below.

Compensation Committee

•
Reviews and approves individual executive compensation decisions, including compensation for each of our executive officers (including our Chief Executive Officer), and new hire packages and employment agreements for new executive officers, as well as severance and change in control provisions.

•	Evaluates and manages our executive compensation philosophy and programs, overseeing decisions regarding specific equity-based compensation plans, programs and grants.

•	Reviews, at least annually, the selection of companies in our peer group to evaluate the competitiveness of executive officer and non-employee director compensation programs.

•
Conducts annual reviews and approves (or, if applicable, makes recommendations to our board of directors regarding the adoption and approval of) our cash-based and equity-based compensation plans and arrangements for our executive officers and non-employee directors.

•	Considers stockholder feedback and all other factors to help align our executive compensation program with the interests of e.l.f. Beauty and our stockholders and long-term value creation.

•	Evaluates the independence of its outside advisers, including the compensation consultant and outside legal counsel, considering the six independence factors established by the SEC and the NYSE.

Management

Chief Executive Officer		Chief People Officer
•	Reviews and makes recommendations regarding the salary, short-term incentive compensation targets and other compensation for our executive officers (other than with respect to his own compensation).	•
Assists our Compensation Committee in fulfilling its responsibilities by providing advice on compensation best practices, information regarding attrition and retention at e.l.f. Beauty, as well as information regarding employee sentiment on matters related to employee engagement and human capital management.

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Compensation Consultants (1)

•
Our Compensation Committee has engaged Aon’s Human Capital Solutions practice, a division of Aon plc. (“Aon”), an independent compensation consultant, to advise our Compensation Committee with respect to our overall executive compensation programs, including peer group selection and competitive market assessment, market insights and trends in executive compensation.

•	Aon reports directly to our Compensation Committee and does not provide any non-compensation related services to e.l.f. Beauty.

(1)
Based on an assessment of the six independence factors established by the SEC and listing standards of the NYSE, our Compensation Committee determined that the engagement of Aon does not raise any conflicts of interest or similar concerns and that Aon is independent.

Peer Group
To assess the competitiveness of our executive compensation program, our Compensation Committee considers the compensation practices of peer companies reasonably similar to e.l.f. Beauty on the basis of, among other things, industry, consumer focus, revenue, market cap and geography. In consultation with Aon, our Compensation Committee, in addition to considering the factors listed in the previous sentence, selected companies that generally fell within the range of 0.5x to 2.5x of our then-current trailing twelve-month revenue and within the range of 0.3x to 3x of our then current 30-day average market capitalization.
While the peer group data is used to assess the competitiveness of our compensation program, it is only one of a number of factors used to make final pay decisions. Our Compensation Committee annually reviews and approves changes to the peer group based on the recommendation of its independent compensation consultant. As part of our Compensation Committee’s periodic review of our compensation peer group, our Compensation Committee, with assistance from Aon, approved the following peer group for setting executive compensation for FY 2026:

FY 2026 Peer Group

•BellRing Brands, Inc. (NYSE: BRBR)	•Edgewell Personal Care Company (1) (NYSE: EPC)	•Shutterstock, Inc. (NYSE: SSTK)

•Boot Barn Holdings, Inc. (NYSE: BOOT)	•Movado Group, Inc. (NYSE: MOV)	•The Buckle, Inc. (1) (NYSE: BKE)

•CAVA Group, Inc. (NYSE: CAVA)	•Olaplex Holdings, Inc. (NASDAQ: OLPX)	•The Simply Good Foods Company (NASDAQ: SMPL)

•Celsius Holdings, Inc. (NASDAQ: CELH)	•Planet Fitness, Inc. (NYSE: PLNT)	•WD-40 Company (NASDAQ: WDFC)

•Coty Inc. (NYSE: COTY)	•Revolve Group, Inc. (NYSE: RVLV)	•YETI Holdings, Inc. (NYSE: YETI)

(1)	Added to the peer group for FY 2026.
*	The Beauty Health Company was removed from the peer group as it fell outside one or more of the selection considerations. Chuy’s Holdings, Inc. was removed from the peer group as it was acquired.
When the peer group was adopted in February 2025 (using data from December 31, 2024), we were at the 50th percentile for trailing twelve-month revenue and the 82nd percentile for 30-day average market capitalization.

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Compensation Program Components
The primary components of our executive compensation programs, summarized below, ensure that pay is directly linked to the creation of sustainable long-term stockholder value.

Base Salary	Annual Cash Incentive	Long-Term Incentive
Paid in cash	Paid in cash	Paid in equity
Fixed compensation	Variable/At-risk compensation	Variable/At-risk compensation
Provides a stable level of pay to attract and retain talent.	Rewards achievement of our annual financial goals.	Rewards achievement of long-term performance, retention, and the creation of long-term stockholder value.

Targeted Pay Mix
The targeted mix of our three primary compensation elements (base salary, annual cash incentive opportunity and the targeted value of long-term incentives)(1) for FY 2026 for our Chief Executive Officer and the average for our other named executive officers are as follows:

(1)
Targeted pay mix is comprised of base salary (at the annual rate in effect) for FY 2026, annual cash incentive for FY 2026 (assuming target achievement of performance) and the value of the equity awards granted in FY 2026 (assuming target achievement of performance for the PSUs). 50% of the long-term incentive is in the form of time-based RSUs and 50% of the long-term incentive is in the form of PSUs, with the split based on the number of RSUs and PSUs granted, with the PSUs measured at target performance.

Each compensation element for our named executive officers is discussed further below and set forth in more detail in the “Summary Compensation Table” and under the heading Executive Compensation—Executive Compensation Tables—Grants of Plan-Based Awards.”

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Base Salaries
We provide base salaries as a fixed source of compensation for our executive officers, allowing them a degree of certainty with respect to their day-to-day compensation. The relative levels of base salary for each executive officer are designed to reflect that executive officer’s scope of responsibility and accountability to us, as well as our desire to maintain relative internal parity among our executive officers. Our Compensation Committee reviews the base salaries of our executive officers on an annual basis but has never made an adjustment to any executive officer’s base salary from the level provided at the time of hire.
FY 2026 Base Salaries
In FY 2026, our Compensation Committee maintained base salaries at the prior year’s levels for all of our named executive officers, which were the same levels established at the time of each named executive officer’s hire. In making this determination, our Compensation Committee considered our overall compensation philosophy of providing the majority of executive compensation through long-term equity-based compensation designed to deliver value to our executive officers only when our performance creates value for our stockholders.
The base salaries for FY 2026 for our named executive officers were as follows:

FY 2026 Base Salaries
name	base salary
Tarang Amin	$475,000
Mandy Fields	$350,000
Josh Franks	$325,000
Kory Marchisotto	$325,000
Scott Milsten	$325,000
Annual Cash Incentive Compensation
We provide annual cash incentive compensation to motivate our executive officers to achieve our short-term financial and strategic goals. Annual cash incentive compensation is based on predetermined financial measures that are chosen by our Compensation Committee at the beginning of the fiscal year and that are aligned with our annual growth objectives as well as our long-term business plan. The financial measure performance goals for our annual cash incentive compensation are designed to be challenging.
We believe that annual cash incentive compensation:
•aligns interests across our organization, as all e.l.f. Beauty employees participate in the same annual cash incentive compensation plan;
•enables us to focus on achieving and exceeding financial goals that drive stockholder value creation;
•recognizes and rewards individuals for contributing to our success;
•attracts and retains the top talent in the industry; and
•holds our executive officers accountable for their performance over the long-term.

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The annual cash incentive payout for each executive officer is determined based on a formula consisting of the executive officer’s base salary, target annual cash incentive opportunity (which is set as a percentage of base salary by our Compensation Committee early in the applicable fiscal year) and a funding percentage of the annual cash incentive plan. The funding percentage is based on our performance with respect to predetermined financial measures chosen by our Compensation Committee—a visual depiction of the annual cash incentive payout formula is shown below. Individual performance has not been considered when determining annual cash incentive payouts for executive officers (or any other employee) as we adhere to a “one team” philosophy where all employees participate equally (subject to variations in target annual cash incentive opportunity) in our successes and shortcomings.
The graphic below illustrates the calculation of the annual cash incentive payout for each of our named executive officers.

Base salary	x	Target percentage	x	Funding percentage	=	Annual cash incentive payout
The funding percentage of the annual cash incentive plan is determined based on our performance of the predetermined financial measures relative to the performance targets chosen by our Compensation Committee.
If the threshold performance level is not achieved, the funding percentage is 0% and no annual cash incentive is paid. If the threshold performance level is achieved, the funding percentage is 80%. If the target performance level is achieved, the funding percentage is 100%. If the maximum performance level is achieved or exceeded, the funding percentage is 200%. For performance between threshold and target, and between target and maximum, the funding percentage is calculated on a linear basis. For example, if actual performance is halfway between the threshold and target levels, the funding percentage would be 90%. If actual performance is halfway between the target and maximum levels, the funding percentage would be 150%.

performance level achievement	funding percentage of the annual cash incentive plan

threshold level not achieved	0%

threshold level	80%

between threshold and target levels	81% to 99%

target level	100%

between target and maximum level	101% to 199%

maximum level or greater	200%
Our Compensation Committee reviews the target annual cash incentive opportunities of our executive officers on an annual basis. In FY 2026, our Compensation Committee maintained target annual cash incentive opportunities at the prior year’s levels for all of our named executive officers. In making this determination, our Compensation Committee considered our overall compensation philosophy and pay mix, including that, while annual cash incentive is an at-risk component of total compensation tied to achievement of our annual performance objectives, our philosophy is to limit the cash component of, and emphasize the equity component of, our named executive officers’ total compensation.

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The target annual cash incentive opportunities for FY 2026 for our named executive officers were as follows:

FY 2026 Target Annual Cash Incentive Opportunities
name	target (% of salary)	target value
Tarang Amin	100%	$475,000
Mandy Fields	50%	$175,000
Josh Franks	50%	$162,500
Kory Marchisotto	50%	$162,500
Scott Milsten	50%	$162,500
FY 2026 Annual Cash Incentives
Since we became publicly traded in 2016, our annual cash incentive plan has been based on Adjusted EBITDA performance against pre-established targets. When we have performed well against those targets, our executive officers and employees have been eligible to receive annual cash incentive payouts of up to 200% of target. When performance has fallen below the threshold level, no annual cash incentive has been paid.
For FY 2026, our Compensation Committee again chose Adjusted EBITDA as our annual cash incentive plan performance metric because it is a key measure we use to understand and evaluate our operational performance and because our Compensation Committee believes Adjusted EBITDA is an important driver of the price of our common stock, which aligns compensation for our executive officers with maximizing stockholder value. Adjusted EBITDA is a non-GAAP financial measure, and we provide a reconciliation of net income to Adjusted EBITDA in Annex A and a short definition of Adjusted EBITDA in the Note Regarding Non-GAAP Financial Measures.
Consistent with prior practice, in May 2025 our Compensation Committee set the Adjusted EBITDA threshold, target and maximum performance goals for the FY 2026 annual cash incentive plan based on the then-Board-approved budget for FY 2026. At the time our Compensation Committee established the initial FY 2026 annual cash incentive plan goals, we were operating in a dynamic environment with significant economic uncertainty as a result of various macroeconomic factors, including elevated and rapidly evolving tariffs, significant uncertainty regarding future tariff rates, the threat of an international trade war and its potential impact on economies worldwide, and declining consumer sentiment. The majority of our products are sourced and manufactured in China and beginning in early 2025, the Trump administration announced significantly higher tariffs (which peaked at 170% during FY 2026) on substantially all products of Chinese origin. Despite these uncertainties, our Compensation Committee determined to maintain a pre-established, performance-based annual incentive framework rather than rely on discretionary determinations.
Our Compensation Committee believed setting the initial goals in May 2025 preserved our pay-for-performance philosophy, provided clear performance objectives for management, and reinforced accountability for financial results, including actions by management seeking to mitigate the impact of tariffs. In setting the initial goals, our Compensation Committee considered our then-current operating plan and expectations, the then-current tariff environment and uncertainty, the fact that increased tariffs represented a factor that was subject to change and largely outside of our control, broader macroeconomic conditions, and the level of performance required to achieve the applicable payout opportunities. Based on these considerations, our Compensation Committee believed the initial FY 2026 annual cash incentive plan goals were rigorous and appropriately calibrated at the time they were established.

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In October 2025, following the closing of the rhode acquisition in August 2025 and before performance under the FY 2026 annual cash incentive plan was substantially known, our Compensation Committee revisited and, consistent with our pay-for-performance philosophy, increased the plan’s Adjusted EBITDA threshold, target and maximum performance goals, making achievement of the goals more challenging.
In setting the updated goals, our Compensation Committee considered, among other things, rhode’s expected contribution to our financial performance, an opinion that some of the uncertainty in the tariff environment was beginning to settle (dropping from 170% in early FY 2026 to 55% in October 2025), and our strong FY 2025 Adjusted EBITDA performance of $295 million (which represented approximately a 25% year-over-year increase). In light of our strong FY 2025 Adjusted EBITDA performance and our then-current FY 2026 operating expectations and plan, and despite average tariffs in FY 2026 more than doubling compared to average tariffs in FY 2025 (which we estimated increased our annualized cost of goods by approximately $17 million for every 10% increase in tariffs in FY 2026), our Compensation Committee set the target Adjusted EBITDA goal for the FY 2026 annual cash incentive plan at $285 million (which represented a modest 3.4% decrease from our strong FY 2025 Adjusted EBITDA performance) and updated the corresponding threshold and maximum goals accordingly. Our Compensation Committee believed these updated performance goals were appropriately challenging and would require strong performance to achieve.
The final Adjusted EBITDA threshold, target and maximum performance goals and the corresponding funding percentages for the FY 2026 annual cash incentive plan were as follows:

Adjusted EBITDA Goals for FY 2026 Annual Cash Incentive Plan

	adj. EBITDA(1)	funding percentage(2)
threshold	$269.5 million	80%
target	$285.0 million	100%
maximum	$297.1 million	200%

(1)	After funding of the annual cash incentive plan. See Annex A for a reconciliation of net income to Adjusted EBITDA.
(2)
Funding percentages are determined on a straight-line basis for performance between threshold and target and between target and maximum. For example, if performance is halfway between target and maximum, the funding percentage would be 150%. The annual cash incentive plan is not funded if performance is below threshold.

Consistent with past practice, the FY 2026 annual cash incentive plan was self-funded, meaning that our Adjusted EBITDA performance in FY 2026 needed to be sufficient to generate profit to pay the annual cash incentive payouts for FY 2026 and to generate profit for e.l.f. Beauty and our stockholders.
We achieved approximately $335 million in Adjusted EBITDA in FY 2026, after funding of the annual cash incentive plan. This Adjusted EBITDA performance resulted in an overall funding percentage of 200%.

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The annual cash incentive payouts for FY 2026 for our named executive officers were as follows:

FY 2026 Annual Cash Incentive Payouts
name	target value	actual payout (% of target)	actual payout
Tarang Amin	$475,000	200%	$950,000
Mandy Fields	$175,000	200%	$350,000
Josh Franks	$162,500	200%	$325,000
Kory Marchisotto	$162,500	200%	$325,000
Scott Milsten	$162,500	200%	$325,000
The annual cash incentive payouts for FY 2026 are reported under the heading “non-equity incentive plan comp.” in the Summary Compensation Table.
Long-Term Incentive Compensation
A core principle of our executive compensation program is to deliver a significant percentage of total compensation awarded to our executive officers in the form of long-term incentive compensation. The value realized from this compensation is dependent on our overall company performance and the sustained performance of our common stock over the long term. This means that our executive officers are rewarded when they produce value for our stockholders. We have designed our long-term incentive compensation to motivate our executive officers to work toward objectives that we believe provide a meaningful return to our stockholders while also serving as an effective recruitment and retention tool.
In determining the size of equity awards granted to any executive officer, our Compensation Committee considers a number of reference points, including:
•our performance, the executive officer’s contributions to that performance, as well as expectations for that executive officer’s future contributions to our performance;
•the competitive market compensation levels for the executive officer’s position;
•the relative mix of cash and equity, and the fact that cash compensation paid to our executive officers is generally low compared to the competitive market, particularly given that there have been no increases to base salaries; and
•internal parity among our executive officers.
FY 2026 Equity Awards
Consistent with its practice over the past fiscal years, our Compensation Committee decided to grant equity awards to all our named executive officers in FY 2026 as follows:
•50% of the shares underlying equity awards were granted in the form of time-based RSUs, which, in order to enhance retention and align with the long-term interests of our stockholders, vest over a four-year period in four substantially equal annual installments, subject to continued service through each vesting date (except with respect to a qualifying retirement (as defined under the heading “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Information—Retirement Plans and Policies”) and except with respect to termination of employment due to death); and

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•50% of the shares underlying equity awards were in the form of PSUs to continue to closely align the executive officer’s compensation with our strong pay-for-performance culture and focus on the delivery of substantial value to our stockholders.
The split between time-based RSUs and PSUs was based on the number of RSUs and PSUs granted, with the PSUs measured at target performance.
Our Compensation Committee reviews the target equity compensation level for our executive officers on an annual basis. In FY 2026, our Compensation Committee maintained target equity compensation levels at the prior year’s levels for all of our named executive officers. In making this determination, our Compensation Committee considered the increases in equity compensation levels approved for prior years and determined that the existing target levels continued to appropriately reflect each executive’s role, responsibilities, performance and expected contributions, while supporting our retention objectives and aligning executive compensation with long-term stockholder value creation.
Below is a summary of the equity awards granted to our named executive officers in FY 2026:

FY 2026 Equity Awards
name	type of award	number of awards(1)	grant date fair value(2)
Tarang Amin	PSUs	32,235	$3,699,933
	RSUs	32,235	$3,699,933
Mandy Fields	PSUs	19,167	$2,199,988
	RSUs	19,167	$2,199,988
Josh Franks	PSUs	19,167	$2,199,988
	RSUs	19,167	$2,199,988
Kory Marchisotto	PSUs	19,167	$2,199,988
	RSUs	19,167	$2,199,988
Scott Milsten	PSUs	19,167	$2,199,988
	RSUs	19,167	$2,199,988

(1)
For PSUs, represents the number of shares of our common stock issuable upon vesting if we achieve the net sales CAGR at the target performance level, but the market share gain performance metrics are not achieved.

(2)
Represents the aggregate grant date fair value of the applicable equity awards granted to the named executive officer, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. For a discussion of the valuation of these equity awards, see Notes to Consolidated Financial Statements at Note 12 in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (our “2026 Annual Report”). These amounts do not reflect the amount the named executive officer has actually realized or will realize from the equity awards upon the vesting thereof or the sale of the shares underlying such equity awards.

The FY 2026 PSUs were granted in June 2025 and were structured largely consistent with the PSUs granted in FY 2025, with a 225% maximum payout for the FY 2026 PSUs. The FY 2026 PSUs provide for a payout of 100% to 175% based on our net sales CAGR performance for the three-year performance period from April 1, 2025 to March 31, 2028. The FY 2026 PSUs also include two market share performance metrics, each of which is measured on a binary basis: (i) an additional 25% payout if our e.l.f. Cosmetics brand’s market share as of the end of the performance period is greater than its market share as of the beginning of the performance period, and no payout for that metric if it is not; and (ii) an additional 25% payout if the market share of our e.l.f. SKIN and Naturium brands, on a combined basis, as of the end of the performance period is greater than their combined market share as of the beginning of the performance period, and no payout for that metric if it is not.

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Unlike the PSUs granted in FY 2025, the FY 2026 PSUs do not include Adjusted EBITDA CAGR as a performance metric. In setting the FY 2026 PSU performance metrics, our Compensation Committee determined not to include Adjusted EBITDA CAGR as a performance metric because of the significant uncertainty and limited visibility regarding tariffs and their potential impact over the three-year performance period. At the time the FY 2026 PSUs were granted, the tariff environment was highly dynamic, making it difficult to establish long-term Adjusted EBITDA CAGR goals that our Compensation Committee believed would be sufficiently informed, appropriately challenging, and aligned with management accountability. Our Compensation Committee also considered that the Adjusted EBITDA CAGR would be measured from our FY 2025 Adjusted EBITDA result, which was not impacted by the high tariff levels enacted at or around the beginning of FY 2026. As a result, significant tariff-related costs outside of management’s control could materially affect the CAGR calculation, even if we delivered strong Adjusted EBITDA performance over the performance period. In light of these considerations, our Compensation Committee selected FY 2026 PSU performance metrics that it believed better aligned with the Company’s long-term strategic priorities, management accountability and sustainable stockholder value creation at the time the FY 2026 PSUs were granted.
A visual depiction of the calculation of the payout for the FY 2026 PSUs is shown below:

Net Sales CAGR Payout	+	e.l.f. SKIN and Naturium Market Share Gain Payout	+	e.l.f. Cosmetics Market Share Gain Payout	=	FY 2026 PSU Payout (%)
100% to 175% only if achieved		25% only if achieved		25% only if achieved
The correlation between achievement of each of our net sales CAGR goal and the corresponding achievement factor is as follows:

FY 2026 PSU Achievement Factor Correlation to Performance
net sales CAGR	achievement factor(1)
below target	0%
target	100%
maximum	175%

(1)	Performance between target and maximum is measured on a straight-line basis. For example, if performance is halfway between target and maximum, the achievement factor would be 137.5%. There is no straight-line payout below target. If performance for a metric is below target, there is no payout for that metric.
The FY 2026 PSUs, to the extent earned, will vest in a single installment on June 3 after the end of the performance period, subject to continued service (except in limited cases described under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control”). Any vesting will depend on the number of PSUs earned based on performance and our Compensation Committee’s certification of results.

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After considering the relevant opportunities and risks, our Compensation Committee determined that the FY 2026 PSUs appropriately align our named executive officers with long-term stockholder value creation. Our Compensation Committee also determined that the performance goals were rigorous, aggressive and challenging, and would be attainable only with sustained strong performance. We also believe the three-year cliff vesting structure helps retain our executive officers through the full performance period and incentivizes long-term performance.
An example calculation of the payout for the FY 2026 PSUs is shown below. This example assumes net sales CAGR performance is at target (resulting in an achievement factor of 100%), our e.l.f. SKIN and Naturium brands, on a combined basis, achieve the applicable market share gain performance metric over the FY 2026 PSU Performance Period (resulting in an additional 25% payout), and our e.l.f. Cosmetics brand achieves the applicable market share gain performance metric over the FY 2026 PSU Performance Period (resulting in an additional 25% payout). The FY 2026 PSU payout would be 150% of target calculated as follows:

Net Sales CAGR Payout	+	e.l.f. SKIN and Naturium Market Share Gain Payout	+	e.l.f. Cosmetics Market Share Gain Payout	=	FY 2026 PSU Payout
100% achievement factor		25%		25%		150%
FY 2024 PSU Payout
As described in our Proxy Statement for the fiscal year ended March 31, 2024 (“FY 2024”), our Compensation Committee granted PSUs to our named executive officers in FY 2024 (the “FY 2024 PSUs”).
The FY 2024 PSUs provided for a payout of 100% to 200% based on our net sales CAGR performance, weighted 60%, and Adjusted EBITDA CAGR performance, weighted 40%, for the three-year performance period from April 1, 2023 to March 31, 2026 (the “FY 2024 PSU Performance Period”). The FY 2024 PSUs also included an additional market share performance metric measured on a binary basis: an additional 25% payout if our e.l.f. Cosmetics brand’s market share as of the end of the FY 2024 PSU Performance Period was greater than its market share as of the beginning of the FY 2024 PSU Performance Period, and no payout for that metric if it was not. Each FY 2024 PSU represented the right to receive up to 2.25 shares of our common stock upon vesting.
A visual depiction of the calculation of the payout for the FY 2024 PSUs is shown below:

Net Sales CAGR Payout			+	Adjusted EBITDA CAGR Payout			+	e.l.f. Cosmetics Market Share Gain Payout	=	FY 2024 PSU Payout (%)
achievement factor	x	60%		achievement factor	x	40%		25% only if achieved

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The net sales CAGR goals and Adjusted EBITDA CAGR goals for the FY 2024 PSUs were as follows:

FY 2024 PSU Net Sales CAGR and Adjusted EBITDA CAGR Goals

	net sales CAGR	achievement factor(1)	adjusted EBITDA CAGR	achievement factor(1)
below target	<6%	0%	<6%	0%
target	6%	100%	6%	100%
maximum	≥10%	200%	≥10%	200%

(1)			For net sales CAGR and Adjusted EBITDA CAGR, performance between target and maximum is measured on a straight-line basis. For example, if performance is halfway between target and maximum, the achievement factor would be 150%. There is no straight-line payout below target. If performance for a metric is below target, there is no payout for that metric.
At the beginning of the FY 2024 PSU Performance Period, our e.l.f. Cosmetics brand’s market share was 7.5% (based on applicable Nielsen xAOC data as of March 25, 2023).
When the performance levels for the FY 2024 PSUs were set in June 2023, our Compensation Committee believed the targets were rigorous, appropriately challenging, and aligned with our long-term strategic plan and stockholder value creation objectives.
Our performance with respect to the applicable performance metrics over the FY 2023 PSU Performance Period were as follows:

FY 2024 PSU Performance Metrics Achievement

	net sales CAGR	adjusted EBITDA CAGR	e.l.f. Cosmetics market share(1)
	41.4%	42.1%	13.5%

(1)	Nielsen xAOC L52WE 3/21/2026
The net sales CAGR performance and the Adjusted EBITDA CAGR performance were each greater than the maximum respective performance levels for the FY 2024 PSUs and our e.l.f. Cosmetics brand’s market share of 13.5% as of March 21, 2026 was greater than our e.l.f. Cosmetics brand’s market share of 7.5% as of March 25, 2023 (each based on applicable Nielsen xAOC data) and, as such, resulted in an overall payout of the FY 2024 PSUs of 225%.
The payouts for the FY 2024 PSUs for our named executive officers were as follows:

FY 2024 PSU Payouts
name	target (number of PSUs)	actual payout (% of target)	actual payout (number of shares issued)
Tarang Amin	32,851	225%	73,914
Mandy Fields	18,772	225%	42,237
Josh Franks	18,772	225%	42,237
Kory Marchisotto	18,772	225%	42,237
Scott Milsten	18,772	225%	42,237

62	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Other Compensation Information
Employment Agreements
Each of our executive officers has an employment agreement which sets forth the terms and conditions of employment of that executive officer, including, among other things, base salary, target annual cash incentive opportunity, standard employee benefit plan participation, as well as non-solicitation and confidentiality covenants.
Each employment agreement provides that the executive officer is an “at-will” employee and may be terminated at any time for any reason, subject, in certain cases, to the payment of severance benefits, which are described more fully under the heading “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Information—Post-Employment Compensation.”
Stock Ownership Policy
We believe that e.l.f. Beauty and our stockholders are best served when executive officers manage the business with a long-term perspective. As such, our Stock Ownership Policy provides for our executive officers to have a long-term equity stake in e.l.f. Beauty to align their interests with stockholders and mitigate potential compensation-related risk. Our Stock Ownership Policy provides that each executive officer should hold a multiple of that executive officer’s annual base salary in our common stock as follows:

Chief Executive Officer

All Other Named Executive Officers

For purposes of determining compliance with our stock ownership guidelines, we count only shares of our common stock actually owned by the executive officer and shares underlying vested stock options, net of the shares that would be withheld or sold to cover the applicable exercise price and withholding taxes. We do not count unvested stock options, restricted stock units, restricted stock, warrants or other derivative securities, other than vested stock options as described above. We also do not count shares held by venture capital, private equity or other institutional investor funds that are controlled by the executive officer.
As of March 31, 2026, all of our executive officers were in compliance with our stock ownership guidelines other than Ms. Fields, who was temporarily not in compliance as of that date and came into compliance shortly thereafter.
Any executive officer hired or promoted after the Stock Ownership Policy became effective has until March 31 of the fiscal year in which the fifth anniversary of such executive officer’s start date or promotion date falls to achieve the minimum ownership guideline.
If an executive officer has not satisfied the minimum ownership guideline by the applicable compliance deadline, the executive officer must retain all shares acquired pursuant to equity awards, net of shares withheld or sold to cover taxes and exercise costs, until the executive officer satisfies the minimum ownership guideline and must continue to retain sufficient shares to remain in compliance with the guideline thereafter.

2026 Proxy Statement	63

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Compensation Recovery Policy
Our Board adopted a compensation recovery (“clawback”) policy in our 2021 fiscal year to maintain a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth.
Our clawback policy allows our Board discretion to seek reimbursement with respect to incentive compensation paid or awarded to covered employees, including executive officers and other key employees subjected to the policy by our Board, upon certain events, including a material misstatement of financial calculations or information that would have significantly reduced the amount of incentive compensation or a covered employee’s fraudulent, willful or negligent misconduct that results in material noncompliance with financial reporting rules requiring an accounting restatement.
In FY 2024, our Compensation Committee approved an additional clawback policy for compliance with the NYSE listing standards and Section 10D of the Exchange Act, effective October 2, 2023. This additional clawback policy applies to current and former executive officers as defined under the Exchange Act and only in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under securities laws; misconduct on the part of the executive is not required. Under this additional clawback policy, we are required to recoup incentive-based compensation (i.e., any compensation that is granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure) erroneously received within the three completed fiscal years immediately preceding the date on which we are required to prepare a restatement as defined under the clawback policy.
Both of our clawback policies provide for a limitation on duplicative recovery (to the extent not otherwise prohibited by law), which is effected through a credit against the recovery of any amount of compensation recovered under the other policy.
Anti-Hedging/Anti-Pledging Policy
Our Insider Trading Program prohibits our employees, executive officers, and directors from engaging in the following transactions:
•purchasing our securities on margin or holding our securities in a margin account;
•pledging our securities as collateral to secure loans;
•engaging in transactions in puts, calls or other derivative securities involving our securities; or
•entering into hedging or monetization transactions or similar arrangements (including short sales) with respect to our securities.
Retirement Plans and Policies
401(k) Plan
We maintain a 401(k) retirement savings plan for the benefit of our employees, including our executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax (i.e., Roth) basis through contributions to the 401(k) plan. We also generally make matching contributions based on the percentage of each employee’s elective deferrals, subject to a pre-determined maximum. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package. See the “all other compensation” column in the Summary Compensation Table for information relating to 401(k) plan matching contributions made to our named executive officers in FY 2026.

64	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Equity Award Retirement and Death Policy
In FY 2025, our Compensation Committee adopted an Equity Award Retirement Policy to make retirement decisions for leadership and older and more tenured employees easier and facilitate the transition to the next generation of leaders at e.l.f. Beauty. In late FY 2025, our Compensation Committee amended the Equity Award Retirement Policy (as amended, the “2024 Equity Award Retirement Policy”) such that, for equity awards granted on or after June 1, 2024, the vesting treatment for RSUs and PSUs upon a termination due to a qualifying retirement would be extended to also apply to a termination upon an employee’s death.
As discussed below, the 2024 Equity Award Retirement Policy applies only to RSUs and PSUs granted in FY 2025 and FY 2026. Under the 2024 Equity Award Retirement Policy, if an eligible employee of the Company, including our named executive officers, retires from the Company or its affiliates at least six months after the applicable grant date and satisfies the retirement criteria listed below, the employee’s retirement will constitute a “qualifying retirement.” Upon a qualifying retirement, (i) any time-based RSUs held by the retiring employee will accelerate and vest in full on the employee’s retirement date and (ii) any PSUs held by the retiring employee as of the retirement date will remain outstanding and eligible to vest through the applicable vesting date, with vesting and settlement based on the level of achievement determined by our Board or a committee thereof in accordance with the applicable award agreement, without regard to any continuous service requirement.
Subject to certain restrictions, limitations and exceptions, an employee must satisfy each of the following requirements to be eligible for retirement benefits under the 2024 Equity Award Retirement Policy:
•the employee is at least 55 years old;
•the employee has worked for the Company or its affiliates for at least five years, which service does not need to be consecutive;
•the sum of the employee’s age and years of service with the Company or its affiliates is at least 65;
•the employee has provided notice of intent to retire at least three months in advance; and
•the anticipated retirement date is at least six months after the grant date of any applicable RSU or PSU award.
The benefits under the 2024 Equity Award Retirement Policy are subject to the eligible retiring employee (or the employee’s estate) delivering a general release of claims against the Company and its affiliates in a form acceptable to the Company that becomes effective and irrevocable within 30 days after the retirement date.
In June 2026, our Compensation Committee approved a new Equity Award Retirement and Death Policy (the “2026 Equity Award Retirement and Death Policy”) for equity awards granted on or after June 1, 2026. The 2026 Equity Award Retirement and Death Policy is substantially consistent with the 2024 Equity Award Retirement Policy, with two key updates: prior non-continuous service is credited only if an employee leaves and returns within seven years, and employees must provide at least six months’ advance notice of intent to retire. In connection with adopting the 2026 Equity Award Retirement and Death Policy, our Compensation Committee limited the 2024 Equity Award Retirement Policy to equity awards granted during FY 2025 and FY 2026.

2026 Proxy Statement	65

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Limited Trading Windows
Outside of their Rule 10b5-1 trading plans, our executive officers can only transact in our securities during approved trading windows after satisfying mandatory clearance requirements.
Responsible Equity Grant Practices
Our equity grant practices ensure all grants are made on fixed pre-established grant dates and at exercise prices or grant prices equal to the “fair market value” of e.l.f. Beauty common stock on such dates. For the last five years, we have generally granted our annual equity awards to our executive officers at the beginning of June, which is the month that immediately follows the release of our year-end financial results. Our Compensation Committee has determined that this methodology is prudent in that it allows for the market to process all reported public information (including initial financial guidance for the upcoming fiscal year, if any) prior to establishing the value of annual equity awards for our executive officers.
We do not otherwise maintain any formal written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. If we decide to issue stock option grants, our Compensation Committee will consider whether there is any material nonpublic information about us when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of any material nonpublic information. We have not timed the release of any material nonpublic information for the purpose of affecting the value of executive compensation. We do not backdate, reprice, or grant stock options retroactively.
We did not grant any stock options, stock appreciation rights, or similar option-like instruments to our named executive officers in FY 2026. Accordingly, in FY 2026 we did not grant any such awards during any period beginning four business days before, and ending one business day after, the filing of our Form 10-K, the filing of any Form 10-Q, or the filing or furnishing of any Form 8-K that disclosed material nonpublic information.
Employee Benefits and Perquisites
All of our full-time employees (including our executive officers) are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical flexible spending accounts, short-term and long-term disability insurance and life insurance.
In addition, pursuant to his employment agreement, we offer Mr. Amin reimbursement of up to $20,000 per year for expenses incurred by him in connection with financial planning and tax preparation assistance. For FY 2026, Mr. Amin did not seek and was not reimbursed for any such expenses. Except as noted above with respect to Mr. Amin, we do not provide our executive officers with perquisites or other personal benefits other than those which apply uniformly to all of our employees.
Post-Employment Compensation
In hiring our current executive officers, we developed compensation packages that could attract qualified candidates to fill our most critical positions, which our Compensation Committee determined required providing some protection in the event of an involuntary termination. In general, our executive officers’ employment agreements define employment as at-will and provide severance benefits upon certain terminations. Any payments or benefits upon a termination are subject to a release of claims and compliance with restrictive covenants. We do not provide Section 280G gross-up payments.

66	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Each executive officer’s employment agreement provides that if his or her employment is terminated (i) by us for reasons other than death, disability or “cause” (as defined in each employment agreement), or (ii) by the executive officer for “good reason” (as defined in each employment agreement), then, in addition to any accrued but unpaid base salary and paid time off and such employee benefits, if any, to which the executive officer or his or her eligible dependents may be entitled under our employee benefit plans or programs, and reimbursement for reasonable business expenses, each as would have been payable through the date of termination and any unpaid annual cash incentive earned for a previously completed fiscal year, he or she will be entitled to receive:
•an amount equal to his or her base salary (except that Mr. Amin will be entitled to two times his base salary), payable in installments;
•continued COBRA coverage for the executive officer and his or her eligible dependents for a period of up to 12 months (except that Mr. Amin and Mr. Milsten, who each commenced employment prior to our current post-employment benefits practices, are entitled to 18 months); and
•pro-rated annual cash incentive payout based on actual performance for the fiscal year in which termination occurs, provided that the executive officer has been employed for at least six months of such fiscal year.
If an executive officer’s employment is terminated due to death or disability, each executive officer’s employment agreement provides that he or she will be eligible to receive a pro-rated annual cash incentive payout based on actual performance for the fiscal year in which termination occurs. In addition, if an executive officer’s employment is terminated due to death, he or she will also be entitled to the benefits describer under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control—Acceleration of Equity in Connection with Death.”
All severance payments and benefits are contingent upon each executive officer’s compliance with certain confidentiality and other applicable provisions in his or her respective employment agreement and the execution of a general release of claims in favor of e.l.f. Beauty.
For additional details regarding severance arrangements in effect as of March 31, 2026 for our named executive officers, see under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control—Estimated Potential Payments upon Termination or Change in Control.”
Change in Control Arrangements
In the event of an executive officer’s termination of employment by us for reasons other than death, disability or “cause” or by the executive officer for “good reason” (each as defined in the applicable award agreement under our 2016 Equity Incentive Award Plan), in each case, within 12 months following a “change in control” (as defined in the 2016 Equity Incentive Award Plan):
•each time-vesting equity award will accelerate and vest in full;
•all PSUs will accelerate in full (based on the better of actual or target achievement); and
•the executive officer will also be entitled to the benefits described under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control.”
All severance payments and benefits are contingent upon each executive officer’s compliance with certain confidentiality and other applicable provisions in his or her respective employment agreement and the execution of a general release of claims in favor of e.l.f. Beauty.

2026 Proxy Statement	67

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
In addition, under the 2016 Equity Incentive Award Plan, as amended, the vesting of equity awards will fully accelerate in the event equity awards are not assumed or substituted for in a change in control.
For additional details regarding change in control arrangements in effect as of March 31, 2026 for our named executive officers, see under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control—Estimated Potential Payments upon Termination or Change in Control.”
Tax and Accounting Considerations
The accounting impact of our compensation programs and the tax deductibility of our compensation programs (including pursuant to section 162(m) of the Internal Revenue Code (“Section 162(m)”)) are each one of many factors that are considered in determining the size and structure of our programs as we strive to make our compensation programs reasonable and in the best interests of our stockholders. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as determined under Section 162(m), the American Rescue Plan Act of 2021, and applicable guidance. Under Section 162(m), any compensation over $1 million paid to any of the covered employees in any single year is not tax deductible by us. Our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation, but our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that would best promote our corporate objectives of attracting and retaining top tier executive talent.

68	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Compensation Committee Report
Our Compensation Committee is comprised of independent directors as required by the listing standards of the NYSE and the SEC rules. At the time of approval of this report, the members of our Compensation Committee are Kenny Mitchell and Gayle Tait. Our Compensation Committee operates pursuant to a written charter adopted by our Board.
Our Compensation Committee has reviewed and discussed with management the compensation discussion and analysis contained in this Proxy Statement. Based on this review and discussion, our Compensation Committee has recommended to our Board that the compensation discussion and analysis be included in this Proxy Statement and incorporated into e.l.f. Beauty’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
Compensation Committee
•Kenny Mitchell, Chair
•Gayle Tait
The report of our Compensation Committee will not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that e.l.f. Beauty specifically incorporates it by reference into that filing.

2026 Proxy Statement	69

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Executive Compensation Tables
Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by, or paid to our named executive officers during FY 2026, FY 2025, and FY 2024. Dollar amounts are rounded to the nearest whole dollar amount.

name and principal position	year	salary	stock awards(1)(2)	non-equity incentive plan comp.	all other comp.(3)	total
Tarang Amin Chairman, Chief Executive Officer, and President	2026	$475,000	$7,399,867	$950,000	$9,500	$8,834,367
	2025	$475,000	$7,399,879	$950,000	$9,500	$8,834,379
	2024	$475,000	$6,999,891	$950,000	$9,500	$8,434,391
Mandy Fields SVP and Chief Financial Officer	2026	$350,000	$4,399,977	$350,000	$7,000	$5,106,977
	2025	$350,000	$4,399,694	$350,000	$7,000	$5,106,694
	2024	$350,000	$3,999,938	$350,000	$7,000	$4,706,938
Josh Franks SVP, Chief Operations Officer	2026	$325,000	$4,399,977	$325,000	$6,500	$5,056,477
	2025	$325,000	$4,399,694	$325,000	$6,500	$5,056,194
	2024	$325,000	$3,999,938	$325,000	$6,500	$4,656,438
Kory Marchisotto President, e.l.f. Brands	2026	$325,000	$4,399,977	$325,000	$6,500	$5,056,477
	2025	$325,000	$4,399,694	$325,000	$6,500	$5,056,194
	2024	$325,000	$3,999,938	$325,000	$6,500	$4,656,438
Scott Milsten SVP, General Counsel, Chief People Officer, and Corporate Secretary	2026	$325,000	$4,399,977	$325,000	$6,500	$5,056,477
	2025	$325,000	$4,399,694	$325,000	$6,500	$5,056,194
	2024	$325,000	$3,999,938	$325,000	$6,500	$4,656,438

(1)	Represents the grant date fair value of the applicable equity awards granted to the named executive officer in the year indicated, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. For a discussion of the valuation of these equity awards, see Notes to Consolidated Financial Statements at Note 12 in our 2026 Annual Report. These amounts do not reflect the amount the named executive officer has actually realized or will realize from the equity awards upon the vesting thereof or the sale of the shares underlying such equity awards.
(2)
50% of the value reported for all named executive officers in FY 2026 is attributable to PSUs based on attainment of the performance goals at the target level of performance as of the grant date. Assuming attainment of the performance goals at the maximum level of performance, the value of the FY 2026 PSUs as of the grant date for Mr. Amin is $8,324,850 and for each other named executive officer is $4,949,974. See under the heading “Executive Compensation—Executive Compensation Tables—Grants of Plan-Based Awards” for additional details regarding the vesting of these equity awards.

(3)	For FY 2026, represents the amount of matching contributions made by e.l.f. Beauty under our 401(k) plan.

70	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Grants of Plan-Based Awards
The following table presents information regarding all plan-based awards granted to our named executive officers during FY 2026. Dollar amounts are rounded to the nearest whole dollar.

			estimated future payout under non-equity incentive plan awards(1)			estimated future payout under equity incentive plan awards(2)			all other stock awards: number of shares of stock or units(3)	grant date fair value of stock and option awards(4)
name	award type	grant date	threshold	target	maximum	threshold (#)	target (#)	maximum (#)
Tarang Amin	Cash Incentive	—	$380,000	$475,000	$950,000	—	—	—	—	—
	PSUs	6/3/2025	—	—	—	8,058	32,235	72,528	—	$3,699,934
	RSUs	6/3/2025	—	—	—	—	—	—	32,235	$3,699,934
Mandy Fields	Cash Incentive	—	$140,000	$175,000	$350,000	—	—	—	—	—
	PSUs	6/3/2025	—	—	—	4,791	19,167	43,125	—	$2,199,989
	RSUs	6/3/2025	—	—	—	—	—	—	19,167	$2,199,989
Josh Franks	Cash Incentive	—	$130,000	$162,500	$325,000	—	—	—	—	—
	PSUs	6/3/2025	—	—	—	4,791	19,167	43,125	—	$2,199,989
	RSUs	6/3/2025	—	—	—	—	—	—	19,167	$2,199,989
Kory Marchisotto	Cash Incentive	—	$130,000	$162,500	$325,000	—	—	—	—	—
	PSUs	6/3/2025	—	—	—	4,791	19,167	43,125	—	$2,199,989
	RSUs	6/3/2025	—	—	—	—	—	‘	19,167	$2,199,989
Scott Milsten	Cash Incentive	—	$130,000	$162,500	$325,000	—	—	—	—	—
	PSUs	6/3/2025	—	—	—	4,791	19,167	43,125	—	$2,199,989
	RSUs	6/3/2025	—	—	—	—	—	—	19,167	$2,199,989

(1)
Amounts shown in these columns represent the range of possible cash payouts for each named executive officer with respect to annual cash incentive for FY 2026, as determined by our Compensation Committee. For more information, see under the heading “Executive Compensation—Compensation Discussion and Analysis—Compensation Program Components—Annual Cash Incentive Compensation.”

(2)
All awards shown in these columns are PSUs, which vest based on our net sales CAGR performance for the three-year performance period from April 1, 2025 to March 31, 2028, with an additional 25% payout if our e.l.f. Cosmetics brand gains market share over the same three-year performance period and an additional 25% payout if our e.l.f. SKIN and Naturium brands, on a combined basis, gain market share over the same three-year performance period. The PSUs vest in a single installment, subject to continued service and to the extent earned, on the first June 3 after our Compensation Committee’s certification of our achievement following the three-year performance period. The threshold value assumes no achievement of the net sales CAGR target but achievement of only one of the market share gain performance metrics (for a payout of 25% of target).

(3)	All awards shown in this column are time-based RSUs, which vest over a four-year period in four substantially equal annual installments, subject to continued service through each vesting date.
(4)
Represents the grant date fair value of the applicable equity awards granted to the named executive officer in the year indicated, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. The grant date value of the PSUs assumes target-level achievement of the applicable performance goals. For a discussion of the valuation of these equity awards, see Notes to Consolidated Financial Statements at Note 12 in our 2026 Annual Report. These amounts do not reflect the amount the named executive officer has actually realized or will realize from the equity awards upon the vesting thereof or the sale of the shares underlying such equity awards.

2026 Proxy Statement	71

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Outstanding Equity Awards at Fiscal Year-End
The following table presents information regarding outstanding equity awards held by our named executive officers as of March 31, 2026. Dollar amounts, except exercise prices, are rounded to the nearest whole dollar.

		option awards					stock awards
name	grant date	number of securities underlying unexercised options exercisable	number of securities underlying unexercised options unexercisable	equity incentive plan awards: number of securities underlying unexercised unearned options	option exercise price	option expiration date	number of shares or units of stock that have not vested	market value of shares or units that have not vested(1)	equity incentive plan awards: number of unearned shares, units or other rights that have not vested	equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1)
Tarang Amin	2/14/2017	213,000	—	—	$26.84	2/14/2027	—	—	—	—
	3/1/2018	252,000	—	—	$18.43	3/1/2028	—	—	—	—
	6/1/2022(2)	—	—	—	—	—	19,945	$1,208,866	—	—
	6/1/2023(2)	—	—	—	—	—	16,425	$995,519	—	—
	6/1/2023(3)	—	—	—	—	—	—	—	73,914	$4,479,928
	6/3/2024(2)	—	—	—	—	—	13,213	$800,840	—	—
	6/3/2024(4)	—	—	—	—	—	—	—	42,377	$2,568,470
	6/3/2025(2)	—	—	—	—	—	30,672	$1,859,030	—	—
	6/3/2025(5)	—	—	—	—	—	—	—	72,528	$4,395,922
Mandy Fields	6/1/2022(2)	—	—	—	—	—	10,447	$633,193	—	—
	6/1/2023(2)	—	—	—	—	—	9,386	$568,885	—	—
	6/1/2023(3)	—	—	—	—	—	—	—	42,237	$2,559,985
	6/3/2024(2)	—	—	—	—	—	8,398	$509,003	—	—
	6/3/2024(4)	—	—	—	—	—	—	—	25,196	$1,527,130
	6/3/2025(2)	—	—	—	—	—	19,167	$1,161,712	—	—
	6/3/2025(5)	—	—	—	—	—	—	—	43,125	$2,613,806
Josh Franks	6/1/2022(2)	—	—	—	—	—	10,447	$633,193	—	—
	6/1/2023(2)	—	—	—	—	—	9,386	$568,885	—	—
	6/1/2023(3)	—	—	—	—	—	—	—	42,237	$2,559,985
	6/3/2024(2)	—	—	—	—	—	8,398	$509,003	—	—
	6/3/2024(4)	—	—	—	—	—	—	—	25,196	$1,527,130
	6/3/2025(2)	—	—	—	—	—	19,167	$1,161,712	—	—
	6/3/2025(5)	—	—	—	—	—	—	—	43,125	$2,613,806
Kory Marchisotto	6/1/2022(2)	—	—	—	—	—	10,447	$633,193	—	—
	6/1/2023(2)	—	—	—	—	—	9,386	$568,885	—	—
	6/1/2023(3)	—	—	—	—	—	—	—	42,237	$2,559,985
	6/3/2024(2)	—	—	—	—	—	8,398	$509,003	—	—
	6/3/2024(4)	—	—	—	—	—	—	—	25,196	$1,527,130
	6/3/2025(2)	—	—	—	—	—	19,167	$1,161,712	—	—
	6/3/2025(5)	—	—	—	—	—	—	—	43,125	$2,613,806
Scott Milsten	3/1/2018	72,000	—	—	$18.43	3/1/2028	—	—	—	—
	6/1/2022(2)	—	—	—	—	—	10,447	$633,193	—	—
	6/1/2023(2)	—	—	—	—	—	9,386	568,885.46	—	—
	6/1/2023(3)	—	—	—	—	—	—	—	42,237	$2,559,985
	6/3/2024(2)	—	—	—	—	—	7,855	476,091.55	—	—
	6/3/2024(4)	—	—	—	—	—	—	—	25,196	$1,527,130
	6/3/2025(2)	—	—	—	—	—	18,237	$1,105,345	—	—
	6/3/2025(5)	—	—	—	—	—	—	—	43,125	$2,613,806

(1)
Represents the market value of stock awards as of March 31, 2026 (the last trading day of FY 2026), based on the closing price of our common stock on that date of $60.61 per share (as reported on the NYSE) (the “Fiscal Year End Stock Price”).

(2)
Except as otherwise indicated, the stock options, RSUs, and shares of restricted stock, as applicable, vest over a four-year period in four substantially equal annual installments, subject to continued service through the applicable vesting date.

72	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

(3)
The FY 2024 PSUs vest based on our net sales CAGR (weighted 60%) and Adjusted EBITDA CAGR (weighted 40%) performance for the three-year performance period from April 1, 2023 to March 31, 2026, with an additional 25% payout if our e.l.f. Cosmetics brand gains market share over the same three-year performance period. The FY 2024 PSUs vest in a single installment, subject to continued service and to the extent earned, upon our Compensation Committee’s certification of our achievement following the three-year performance period. The amounts shown assume achievement at maximum level with the additional 25% payout. Our Compensation Committee determined in April 2026 that all the performance levels for the FY 2024 PSUs were achieved at maximum level and that our e.l.f. Cosmetics brand gained market share over the performance period. As a result, the FY 2024 PSUs vested in April 2026 at the maximum amount (a total payout of 225%).

(4)
The PSUs granted in FY 2025 (the “FY 2025 PSUs”) vest based on our net sales CAGR (weighted 60%) and Adjusted EBITDA CAGR (weighted 40%) performance for the three-year performance period from April 1, 2024 to March 31, 2027, with an additional 25% payout if our e.l.f. Cosmetics brand gains market share over the same three-year performance period. The FY 2025 PSUs vest in a single installment, subject to continued service and to the extent earned, upon the first June 3 after our Compensation Committee’s certification of our achievement following the three-year performance period. The amounts shown assume achievement at maximum level with the additional 25% payout for the market share gain achievement (for a total payout of 225%).

(5)
The FY 2026 PSUs vest based on our net sales CAGR performance for the three-year performance period from April 1, 2025 to March 31, 2028, with an additional 25% payout if our e.l.f. Cosmetics brand gains market share over the same three-year performance period and an additional 25% payout if our e.l.f. SKIN and Naturium brands, on a combined basis, gain market share over the same three-year performance period. The FY 2026 PSUs vest in a single installment, subject to continued service and to the extent earned, upon the first June 3 after our Compensation Committee’s certification of our achievement following the three-year performance period. The amounts shown assume achievement at maximum level with the additional 50% payout for the two market share gain achievements (for a total payout of 225%).

Stock Option Exercises and Stock Vested
The following table presents information regarding stock options that were exercised and RSUs, PSUs, and shares of restricted stock that vested with respect to our named executive officers during FY 2026. Dollar amounts are rounded to the nearest whole dollar.

	option awards		stock awards
name	number of shares acquired on exercise	value realized on exercise(1)	number of shares acquired on vesting	value realized on vesting(2)
Tarang Amin	194,537	$13,748,433	231,167	$15,423,590
Mandy Fields	—	—	118,767	$7,845,121
Josh Franks	—	—	118,767	$7,845,121
Kory Marchisotto	—	—	118,767	$7,845,121
Scott Milsten	65,581	$7,238,261	119,697	$7,917,420

(1)	The value realized equals the difference between the fair market value of the common stock underlying the stock options at the time of exercise and the exercise price of the underlying options multiplied by the number of stock options exercised.
(2)	The value realized equals the closing trading price of our common stock on the vesting date multiplied by the number of PSUs or RSUs, as applicable, that vested.
Pension Benefits
We do not have any defined benefit pension plans for our executive officers.
Non-Qualified Deferred Compensation
We do not offer any non-qualified deferred compensation plans for our executive officers.

2026 Proxy Statement	73

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Potential Payments upon Termination or Change in Control
Severance Upon Termination Absent a Change in Control
Each named executive officer’s employment agreement provides that if his or her employment is terminated (i) by e.l.f. Beauty for reasons other than death, “disability” or “cause” (as defined in each employment agreement), or (ii) by the named executive officer for “good reason” (as defined in each employment agreement) (a “qualifying termination absent a change in control”), then, in addition to any accrued but unpaid base salary and paid time off and such employee benefits, if any, to which the named executive officer or his or her eligible dependents may be entitled under our employee benefit plans or programs, and reimbursement for reasonable business expenses, each as would have been payable through the date of termination and any unpaid annual cash incentive earned for a previously completed fiscal year, he or she will be entitled to receive:
•an amount equal to his or her base salary (except that Mr. Amin will be entitled to two times his base salary), payable in installments;
•continued COBRA coverage for the named executive officer and his or her eligible dependents for a period of up to 12 months (except that Mr. Amin and Mr. Milsten, who each commenced employment prior to our current post-employment benefits practices, are entitled to 18 months); and
•pro-rated annual cash incentive payout based on actual performance for the fiscal year in which termination occurs, provided that the named executive officer has been employed for at least six months of such fiscal year.
If a named executive officer’s employment is terminated due to death or disability, that named executive officer’s employment agreement provides that he or she will be eligible to receive a pro-rated annual cash incentive payout based on actual performance for the fiscal year in which termination occurs. If a named executive officer’s employment is terminated due to death, the named executive officer will also be entitled to the benefits described under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control—Acceleration of Equity in Connection with Death.”
All such severance payments and benefits are contingent upon each named executive officer’s compliance with certain confidentiality and other provisions as set forth in his or her respective employment agreement, and the execution of a general release of claims in favor of e.l.f. Beauty.
Severance Upon Termination in Connection with a Change in Control
In the event of a named executive officer’s termination of employment by us for reasons other than death, disability or “cause” or by the named executive officer for “good reason”, in each case, within 12 months following a change in control (a “qualifying change in control termination”), each time-vesting equity award granted on or after our initial public offering in 2016 held by the named executive officer will vest in full and the named executive officer will also be entitled to the benefits described under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control—Severance Upon Termination Absent a Change in Control.”

74	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Acceleration of Equity in Connection with a Change in Control
Pursuant to the 2016 Equity Incentive Award Plan, if the successor corporation (or its parents or subsidiaries) in a change in control (as defined in the 2016 Equity Incentive Award Plan) refuses to assume or substitute for any equity awards granted under the 2016 Equity Incentive Award Plan (except for performance awards which vest in accordance with their terms), those equity awards will vest in full immediately prior to the change in control.
Under a resolution adopted by our Compensation Committee in 2016, the equity awards granted to Mr. Amin under our 2016 Equity Incentive Award Plan, unless otherwise determined by our Compensation Committee at the time the applicable equity award is granted, will vest in full immediately prior to a change in control, subject to continued service by Mr. Amin through the closing of the change in control.
With respect to the PSUs, in the event of a change in control prior to the end of the performance period, the performance goals will be deemed attained at the greater of target or actual attainment of the goals as of immediately prior to the change in control. In the case of Mr. Amin, the PSUs will accelerate in full, and in the case of each other named executive officer, the PSUs will accelerate in full if they are not assumed by the successor. If the successor assumes the PSUs, the PSUs will vest on the last day of the applicable performance period subject to the named executive officer’s continued service through such date; provided that in the event of a termination of employment without “cause” or by the named executive officer for “good reason,” in each case, within 12 months following the change in control, vesting will accelerate in full.
Acceleration of Equity in Connection with a Qualifying Retirement
In the event a named executive officer has a qualifying retirement (as discussed is more detail under the heading “Executive Compensation—Compensation Discussion and Analysis— Other Compensation Information—Retirement Plans and Policies”), subject to the terms and conditions of the 2024 Equity Award Retirement Policy and the 2026 Equity Award Retirement and Death Policy, as applicable, (i) each time-vesting RSU granted on or after June 1, 2024 held by the named executive officer for at least six months will accelerate and vest in full on the retirement date and (ii) any PSUs granted on or after June 1, 2024 held by the named executive officer for at least six months will remain outstanding and eligible to vest through the applicable vesting date and will vest based on actual achievement of the applicable performance goals without regard to any continuous service requirement.
Acceleration of Equity in Connection with Death
In the event of a named executive officer’s termination of employment due to death, subject to the terms and conditions of the 2024 Equity Award Retirement Policy and the 2026 Equity Award Retirement and Death Policy, as applicable, (i) each time-vesting RSU held by the named executive officer as of the date of death will accelerate and vest in full on the date of death and (ii) any PSUs granted held by the named executive officer will remain outstanding and eligible to vest through the applicable vesting date and will vest based on actual achievement of the applicable performance goals without regard to any continuous service requirement.

2026 Proxy Statement	75

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Estimated Potential Payments upon Termination or Change in Control
The following table sets forth estimates of the benefits that our named executive officers would have received in the event of various termination and change in control events (assuming the termination or the change in control, as applicable, occurred on March 31, 2026). Dollar amounts are rounded to the nearest whole dollar.

Tarang Amin
benefit	qualifying retirement	qualifying termination absent a change in control	termination due to disability	termination due to death	change in control with equity assumption or substitution	change in control without equity assumption or substitution	qualifying change in control termination
Continued Base Salary	—	$950,000	—		—	—	$950,000
Pro-rated Annual Cash Incentive	—	$950,000	$950,000	$950,000	—	—	$950,000
Continued Benefits(1)	—	$44,996	—		—	—	$44,996
Equity Acceleration(2)(3)	$9,624,262	—	—	$16,308,575	$16,308,575	$16,308,575	$16,308,575
Total	$9,624,262	$1,944,996	$950,000	$17,258,575	$16,308,575	$16,308,575	$18,253,571

Mandy Fields
benefit	qualifying retirement	qualifying termination absent a change in control	termination due to disability	termination due to death	change in control with equity assumption or substitution	change in control without equity assumption or substitution	qualifying change in control termination
Continued Base Salary	—	$350,000	—	—	—	—	$350,000
Pro-rated Annual Cash Incentive	—	$350,000	$350,000	$350,000	—	—	$350,000
Continued Benefits(1)	—	$312	—	—	—	—	$312
Equity Acceleration(2)(3)	—	—	—	$9,573,713	—	$9,573,713	$9,573,713
Total	—	$700,312	$350,000	$9,923,713	—	$9,573,713	$10,274,025

Josh Franks
benefit	qualifying retirement	qualifying termination absent a change in control	termination due to disability	termination due to death	change in control with equity assumption or substitution	change in control without equity assumption or substitution	qualifying change in control termination
Continued Base Salary	—	$325,000	—	—	—	—	$325,000
Pro-rated Annual Cash Incentive	—	$325,000	$325,000	$325,000	—	—	$325,000
Continued Benefits(1)	—	$27,319	—	—	—	—	$27,319
Equity Acceleration(2)(3)	—	—	—	$9,573,713	—	$9,573,713	$9,573,713
Total	—	$677,319	$325,000	$9,898,713	—	$9,573,713	$10,251,032

Kory Marchisotto
benefit	qualifying retirement	qualifying termination absent a change in control	termination due to disability	termination due to death	change in control with equity assumption or substitution	change in control without equity assumption or substitution	qualifying change in control termination
Continued Base Salary	—	$325,000	—	—	—	—	$325,000
Pro-rated Annual Cash Incentive	—	$325,000	$325,000	$325,000	—	—	$325,000
Continued Benefits(1)	—	$29,997	—	—	—	—	$29,997
Equity Acceleration(2)(3)	—	—	—	$9,573,713	—	$9,573,713	$9,573,713
Total	—	$679,997	$325,000	$9,898,713	—	$9,573,713	$10,253,710

76	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

Scott Milsten
benefit	qualifying retirement	qualifying termination absent a change in control	termination due to disability	termination due to death	change in control with equity assumption or substitution	change in control without equity assumption or substitution	qualifying change in control termination
Continued Base Salary	—	$325,000	—	—	—	—	$325,000
Pro-rated Annual Cash Incentive	—	$325,000	$325,000	$325,000	—	—	$325,000
Continued Benefits(1)	—	$60,056	—	—	—	—	$60,056
Equity Acceleration(2)(3)	$5,722,372	—	—	$9,484,435	—	$9,484,435	$9,484,435
Total	$5,722,372	$710,056	$325,000	$9,809,435	—	$9,484,435	$10,194,491

*	As of March 31, 2026, Mr. Amin and Mr. Milsten were the only named executive officers, due to their age and tenure, that were eligible for a qualifying retirement.
(1)
Assumes that the named executive officer elected to receive COBRA premiums for himself or herself and his or her eligible dependents for the applicable post-termination period based on his or her benefit plan participation as of March 31, 2026. As of March 31, 2026, Ms. Fields was only enrolled in our vision health insurance plans and not enrolled in our medical health insurance plan.

(2)
For all columns other than Qualifying Retirement, represents (i) for accelerated RSUs, the market value of shares underlying RSUs based on the Fiscal Year End Stock Price, (ii) for accelerated FY 2024 PSUs, the market value of shares underlying the FY 2024 PSUs based on the Fiscal Year End Stock Price and assuming achievement at maximum level and the 25% additional payout for the achievement of the e.l.f. Cosmetics brand market share gain metric (for a 225% total payout), (iii) for accelerated FY 2025 PSUs, the market value of shares underlying the FY 2025 PSUs based on the Fiscal Year End Stock Price and assuming achievement at maximum level and the 25% additional payout for the achievement of the e.l.f. Cosmetics brand market share gain metric (for a 225% total payout), and (iv) for accelerated FY 2026 PSUs, the market value of shares underlying the FY 2026 PSUs based on the Fiscal Year End Stock Price and assuming achievement at maximum level, the 25% additional payout for the achievement of the e.l.f. Cosmetics brand market share gain metric, and the 25% additional payout for the achievement of the e.l.f. SKIN and Naturium brands combined market share gain metric (for a 225% total payout). These amounts do not reflect the amount the named executive officer has actually realized or will realize from the equity awards upon the vesting thereof or the sale of the shares underlying such equity awards.

(3)
The amounts shown in the Qualifying Retirement column include only RSUs and PSUs granted on or after June 1, 2024 and were calculated using the same methodology described in footnote 2. These amounts do not reflect the amount the named executive officer has actually realized or will realize from the equity awards upon the vesting thereof or the sale of the shares underlying such equity awards.

Chief Executive Officer Pay Ratio
As required by SEC rules, we are providing the information below to explain the relationship between the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).
The compensation approach used to determine compensation for our entire team is the same approach we use when setting compensation for our executive officers, including providing competitive total pay opportunities, emphasizing pay-for performance, and providing strong alignment with our stockholders. For more information regarding our compensation philosophy, see page 49.
For FY 2026:
•the annual total compensation of our median employee was, on an annualized basis, $124,968;
•the annual total compensation of our Chief Executive Officer was $8,834,367; and
•based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee was approximately 71 to 1.

2026 Proxy Statement	77

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
To identify our median employee, we selected March 31, 2026 as the date for identifying our median employee and we included all employees (other than our Chief Executive Officer), regardless of location, in identifying our median employee. We selected total direct compensation as our consistently applied compensation measure, which we calculated as follows:
•For full-time employees other than hourly employees: (i) annualized base salary for FY 2026 as in effect on March 31, 2026; (ii) target annual cash incentive opportunity for FY 2026; and (iii) the grant date fair value of equity awards granted in FY 2026, or committed in FY 2026 for new hires whose start date occurred after the final FY 2026 grant date.
•For hourly and temporary employees: (i) actual pay for FY 2026; (ii) any bonus actually paid with respect to FY 2026; and (iii) the grant date fair value of any equity awards granted in FY 2026.
For employees paid in a foreign currency, we converted amounts to U.S. dollars using the exchange rate as of March 31, 2026.
Our median employee is an employee located in the United States.
For purposes of calculating the pay ratio:
•we calculated the annual total compensation of our median employee using the same methodology used for our named executive officers in the Summary Compensation Table. As our median employee was employed with us for only part of FY 2026, we annualized this employee’s salary, as permitted by SEC rules, to provide a comparable full-year measure; and
•we used the amount reported in the “Total” column for the “2026” row in the Summary Compensation Table for Mr. Amin.
We believe our pay ratio presented above is a reasonable estimate calculated in a manner consistent with SEC requirements. As the SEC rules for identifying a median compensated employee allow companies to apply certain exclusions, include estimates, and adopt different methodologies that reflect their employee population and compensation practices, the ratio above may not be comparable to the pay ratio reported by other companies.

78	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Pay vs. Performance
In accordance with the rules adopted pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation paid to our principal executive officer (our “PEO”) and our named executive officers other than our PEO (our “Other NEOs”) and our performance for our fiscal years listed below. The material that follows is provided in compliance with these rules and does not represent amounts actually paid to, or received by, our named executive officers. Our Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

	summary compensation table total for PEO(1)	compensation actually paid to PEO(1)(2)(3)	average summary compensation table total for Other NEOs(1)	average compensation actually paid to Other NEOs(1)(2)(3)	value of initial fixed $100 investment based on:(4)		net income (in thousands)	Adjusted EBITDA(5) (in thousands)
year					TSR	peer group TSR
2026	$8,834,367	$7,475,697	$5,069,102	$4,146,888	$225.90	$135.63	$26,318	$335,157
2025	$8,834,379	$(44,170,211)	$5,068,819	$(22,690,525)	$234.03	$121.40	$112,089	$296,839
2024	$8,434,392	$74,170,908	$4,669,063	$37,597,816	$730.64	$113.61	$127,663	$234,741
2023	$5,634,119	$42,074,742	$2,868,951	$20,524,322	$306.93	$88.25	$61,530	$116,781
2022	$5,234,197	$5,234,964	$2,120,558	$2,131,574	$96.27	$109.79	$21,770	$74,687
(1)Tarang Amin, our Chief Executive Officer, was our PEO for each year represented. The individuals comprising the Other NEOs for each fiscal year presented are listed below.

2022	2023	2024	2025	2026
Mandy Fields	Mandy Fields	Mandy Fields	Mandy Fields	Mandy Fields
Josh Franks	Josh Franks	Josh Franks	Josh Franks	Josh Franks
Kory Marchisotto	Kory Marchisotto	Kory Marchisotto	Kory Marchisotto	Kory Marchisotto
Rich Baruch	Scott Milsten	Scott Milsten	Scott Milsten	Scott Milsten
(2)The amounts shown in the “Compensation Actually Paid” column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our named executive officers. These amounts reflect the amounts shown in the “Total” columns set forth in the Summary Compensation Table with certain adjustments as described in footnote 3. In this section, the term “Compensation Actually Paid” refers to the amounts shown in the “Compensation Actually Paid” column and does not refer to amounts actually paid to, or received by, our named executive officers.
(3)The amounts shown in the “Compensation Actually Paid” column reflect the exclusions and inclusions of certain amounts for the PEO and the Other NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards” column are the totals from the “Stock Awards” columns set forth in the Summary Compensation Table.

year	summary compensation table total for PEO	exclusion of stock awards for PEO	inclusion of equity values for PEO	compensation actually paid to PEO
2026	$8,834,367	$(7,399,867)	$6,041,197	$7,475,697

year	average summary compensation table total for Other NEOs	average exclusion of stock awards for Other NEOs	average inclusion of equity values for Other NEOs	average compensation actually paid to Other NEOs
2026	$5,069,102	$(4,399,977)	$3,477,763	$4,146,888
The amounts in the “Inclusion of Equity Awards” column in the tables above are derived from the amounts set forth in the following tables:

year	year-end fair value of equity awards granted during year that remained unvested as of last day of year for PEO	change in fair value from last day of prior year to last day of year of unvested equity awards for PEO	vesting-date fair value of equity awards granted during year that vested during year for PEO	change in fair value from last day of prior year to vesting date of unvested equity awards that vested during year for PEO	fair value at last day of prior year of equity awards forfeited during year for PEO	total — inclusion of equity values for PEO
2026	$5,724,526	$(363,601)	—	$680,272	—	$6,041,197

2026 Proxy Statement	79

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

year	average year-end fair value of equity awards granted during year that remained unvested as of last day of year for Other NEOs	average change in fair value from last day of prior year to last day of year of unvested equity awards for Other NEOs	average vesting-date fair value of equity awards granted during year that vested during year for Other NEOs	average change in fair value from last day of prior year to vesting date of unvested equity awards that vested during year for Other NEOs	average fair value at last day of prior year of equity awards forfeited during year for Other NEOs	total — average inclusion of equity values for Other NEOs
2026	$3,403,816	$(208,553)	—	$282,500	—	$3,477,763
(4)The peer group used to calculate peer group total stockholder return (“TSR”) is the S&P 500 Consumer Discretionary Index, which we also utilize in the stock performance graph included under the heading “Executive Compensation—Compensation Discussion and Analysis—Executive Summary”. For purposes of the TSR calculations, the comparison assumes $100 was invested for the period starting March 31, 2021, through the end of the listed fiscal year in our common stock (NYSE: ELF) and in the S&P 500 Consumer Discretionary Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Adjusted EBITDA to be the most important financial performance measure used to link our performance to Compensation Actually Paid to our PEO and Other NEOs in FY 2026. Adjusted EBITDA is a non-GAAP financial measure, and we provide a reconciliation of net income to Adjusted EBITDA in Annex A and a short definition of Adjusted EBITDA in the Note Regarding Non-GAAP Financial Measures.
Relationship Between Compensation Actually Paid and Total Shareholder Return
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, our cumulative TSR over our five most recently completed fiscal years, and the peer group TSR over the same period.

PEO and Average Other NEOs Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
TSR (March 31, 2021 Indexed to $100)
$90
$60
$30
$0
$-30
$-60
$750
$500
$250
$0
$-250
$-500
100
109.79
96.27
5.2
2.1
42.1
306.93
20.5
88.25
74.2
730.64
37.6
113.61
234.03
121.40
-44.2
-22.7
225.90
135.63
7.5
4.1
2021
2022
2023
2024
2025
2026
Fiscal Year
PEO Compensation Actually Paid
Average Other NEOs Compensation Actually Paid
e.l.f. Beauty, Inc. TSR
S&P 500 Consumer Discretionary Index TSR

80	2026 Proxy Statement

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Relationship Between PEO and Other NEOs Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and our Net Income during our five most recently completed fiscal years.

2026 Proxy Statement	81

Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Relationship Between PEO and Other NEOs Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Other NEOs, and our Adjusted EBITDA during our five most recently completed fiscal years.

PEO and Average Other NEOs Compensation Actually Paid Versus Adjusted EBITDA
Compensation Actually Paid ($ Millions)
Adjusted EBITDA ($ Thousands)
$90
$60
$30
$0
$-30
$-60
$375,000
$250,000
$125,000
$0
$(125,000)
$(250,000)
5.2
2.1
74,687
42.1
20.5
116,781
74.2
37.6
234,741
-44.2
-22.7
296,839
7.5
4.1
335,157
2022
2023
2024
2025
2026
Fiscal Year
PEO Compensation Actually Paid
Average Other NEOs Compensation Actually Paid
e.l.f. Beauty, Inc. Adjusted EBITDA

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that we consider having been the most important in linking Compensation Actually Paid to all of our named executive officers for FY 2026 to our performance. The measures in this table are not ranked.

performance measure
Adjusted EBITDA
Net Sales
Market Share Gain

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
Compensation Committee Interlocks and Insider Participation
The individuals who served as members of our Compensation Committee during FY 2026 were Mr. Mitchell and Ms. Tait.
Each member of our Compensation Committee during FY 2026 was determined by our Board to be independent under the applicable rules and regulations of the NYSE relating to compensation committee independence. During FY 2026, none of our executive officers served on the compensation committee (or its equivalent) or on the board of directors of another entity where one of our Compensation Committee members was an executive officer.

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information, as of March 31, 2026, with respect to all of our equity compensation plans in effect as of March 31, 2026 (which consist of the 2014 Equity Incentive Plan, the 2016 Equity Incentive Award Plan (as amended)(1), and the 2016 Employee Stock Purchase Plan(1)). No warrants are outstanding under any of the foregoing plans. All of our equity compensation plans that were in effect as of March 31, 2026 were adopted with the approval of our stockholders.

plan category	number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	weighted-average exercise price of outstanding options, warrants and rights (b)(2)	number of securities remaining available for future issuance under equity compensation plans (c)(3)
Equity Compensation Plans Approved by Stockholders(4)(5)	2,067,300	$21.59	15,385,875
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total(4)(5)	2,067,300	$21.59	15,385,875

(1)
The 2016 Equity Incentive Award Plan (as amended) contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each calendar year ending in 2026, equal to the lesser of (i) 2% of the shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our Board; provided, however, that no more than 22,627,878 shares of common stock may be issued upon the exercise of incentive stock options issued under the 2016 Equity Incentive Award Plan (as amended). The 2016 Employee Stock Purchase Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each calendar year until 2026, equal to the lesser of (i) 1% of the shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our Board; provided, however, no more than 6,788,363 shares of common stock may be issued or transferred under the 2016 Employee Stock Purchase Plan, subject to certain adjustments.

(2)
The calculation of the weighted-average exercise price of the outstanding stock options and rights excludes the shares of common stock included in column (a) that are issuable upon the vesting of then-outstanding PSUs and RSUs because those types of equity awards have no exercise price.

(3)	Excludes securities reflected in column (a).
(4)
Amount shown in column (a) consists of (i) 546,914 shares of common stock underlying outstanding options and (ii) 1,520,386 shares of common stock underlying outstanding RSUs and outstanding PSUs (assuming target attainment of performance goals).

(5)
Amount shown in column (c) includes 6,083,912 shares that were available for future issuance as of March 31, 2026 under the 2016 Employee Stock Purchase Plan, which allows eligible employees to purchase shares of common stock with accumulated payroll deductions. The 2016 Employee Stock Purchase Plan, however, has not been implemented.

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Intro	Board	Corp. Governance	Exec. Comp.	Equity Plans	Stockholders	Audit	Add’l. Info	Q&A	Annex
OUR STOCKHOLDERS
Beneficial Ownership of Common Stock
The following table shows certain information regarding the beneficial ownership of our common stock as of June 26, 2026 (except as otherwise noted below) by: (i) each nominee for director; (ii) each of our continuing directors; (iii) each of our named executive officers; (iv) all of our executive officers and directors as a group; and (v) all those known by us to be beneficial owners of more than five percent of our common stock.
Beneficial ownership is determined according to the rules of the SEC and generally means that (i) shares subject to stock options currently exercisable or exercisable within 60 days of the measurement date (regardless of exercise price) and (ii) shares subject to RSUs vesting within 60 days of the measurement date are, in each case, deemed to be outstanding for computing the percentage ownership of the stockholder holding those stock options or RSUs but not for any other stockholder.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o e.l.f. Beauty, Inc., 60112th Street, 14th Floor, Oakland, CA 94607.

name of beneficial holder	total beneficial ownership (#)	total beneficial ownership (%)(1)
Greater than 5% stockholder:
Baillie Gifford & Co.(2)	7,349,678	12.5%
BlackRock, Inc.(3)	5,075,692	8.6%
Vanguard Capital Management LLC(4)	2,982,969	5.1%
Named executive officers, directors and director nominees:
Tarang Amin(5)	1,546,270	2.6%
Mandy Fields(6)	39,980	*
Josh Franks(7)	83,046	*
Kory Marchisotto(8)	114,887	*
Scott Milsten(9)	173,834	*
Chip Bergh(10)	2,056	*
Tiffany Daniele(11)	6,837	*
Matt Farrell(12)	10,820	*
Maria Ferreras(13)	2,024	*
Lori Keith(14)	22,698	*
Lauren Cooks Levitan(15)	11,550	*
Kenny Mitchell(16)	17,847	*
Gayle Tait(17)	5,202	*
Maureen Watson(18)	2,745	*
Executive officers, directors and director nominees as a group (15 persons)(19)	2,069,773	3.5%

*	Represents ownership of less than 1% of the total outstanding shares of common stock.
(1)	Based on 58,937,041 shares of common stock outstanding as of the date indicated above.
(2)
Based on a Schedule 13G/A filed with the SEC on November 3, 2025 by Baillie Gifford & Co (“Baillie Gifford”). Baillie Gifford is the beneficial owner of 7,349,678 shares of common stock, has sole voting power over 3,482,546 shares of common stock, has shared voting power of 0 shares of common stock, has sole dispositive power over 7,349,678 shares of common stock, and has shared dispositive power over 0 shares of common stock. Baillie Gifford’s address is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, UK.

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(3)
Based on a Schedule 13G/A filed with the SEC on July 8, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock is the beneficial owner of 5,075,692 shares of common stock, has sole voting power over 4,954,055 shares of common stock, has shared voting power of 0 shares of common stock, has sole dispositive power over 5,075,692 shares of common stock, and has shared dispositive power over 0 shares of common stock. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(4)
Based on a Schedule 13G filed with the SEC on April 29, 2026 by Vanguard Capital Management LLC (“Vanguard”). Vanguard is the beneficial owner of 2,982,969 shares of common stock, has sole voting power over 448,567 shares of common stock, has shared voting power over 0 shares of common stock, has sole dispositive power over 2,982,969 shares of common stock, and has shared dispositive power over 0 shares of common stock. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Consists of (i) 0 shares of common stock held by Mr. Amin, (ii) 394,200 stock options held by Mr. Amin that are exercisable within 60 days of the date indicated above, (iii) 0 RSUs held by Mr. Amin that will vest within 60 days of the date indicated above, (iv) 652,780 shares of common stock held by various family trusts for which Mr. Amin and his wife serve as co-trustees and over which they each have sole investment and voting power and (v) 499,290 shares of common stock held by The Amin Family General Partnership over which various family trusts for which Mr. Amin and his wife serve as co-trustees have sole investment and voting power.

(6)
Consists of (i) 39,980 shares of common stock held by Ms. Fields, (ii) 0 stock options held by Ms. Fields that are exercisable within 60 days of the date indicated above and (iii) 0 RSUs held by Ms. Fields that will vest within 60 days of the date indicated above.

(7)
Consists of (i) 83,046 shares of common stock held by Mr. Franks, (ii) 0 stock options held by Mr. Franks that are exercisable within 60 days of the date indicated above and (iii) 0 RSUs held by Mr. Franks that will vest within 60 days of the date indicated above.

(8)
Consists of (i) 114,887 shares of common stock held by Ms. Marchisotto, (ii) 0 stock options held by Ms. Marchisotto that are exercisable within 60 days of the date indicated above and (iii) 0 RSUs held by Ms. Marchisotto that will vest within 60 days of the date indicated above.

(9)
Consists of (i) 79,073 shares of common stock held by Mr. Milsten, (ii) 72,000 stock options held by Mr. Milsten that are exercisable within 60 days of the date indicated above, (iii) 0 RSUs held by Mr. Milsten that will vest within 60 days of the date indicated above, and (iv) 22,761 shares of common stock held by the Milsten/Conner Trust dated October 17, 2008 for which Mr. Milsten and his wife serve as co-trustees and over which they each have sole investment and voting power.

(10)
Consists of (i) 853 shares of common stock held by Mr. Bergh, (ii) 0 stock options held by Mr. Bergh that are exercisable within 60 days of the date indicated above, and (iii) 1,203 RSUs held by Mr. Bergh that will vest within 60 days of the date indicated above.

(11)
Consists of (i) 5,634 shares of common stock held by Ms. Daniele, (ii) 0 stock options held by Ms. Daniele that are exercisable within 60 days of the date indicated above, and (iii) 1,203 RSUs held by Ms. Daniele that will vest within 60 days of the date indicated above.

(12)
Consists of (i) 9,840 shares of common stock held by Mr. Farrell, (ii) 0 stock options held by Mr. Farrell that are exercisable within 60 days of the date indicated above, and (iii) 980 RSUs held by Mr. Farrell that will vest within 60 days of the date indicated above.

(13)
Consists of (i) 821 shares of common stock held by Ms. Ferreras, (ii) 0 stock options held by Ms. Ferreras that are exercisable within 60 days of the date indicated above, and (iii) 1,203 RSUs held by Ms. Ferreras that will vest within 60 days of the date indicated above.

(14)
Consists of (i) 21,018 shares of common stock held by Ms. Keith, (ii) 0 stock options held by Ms. Keith that are exercisable within 60 days of the date indicated above, and (iii) 1,680 RSUs held by Ms. Keith that will vest within 60 days of the date indicated above.

(15)
Consists of (i) 10,347 shares of common stock held by Ms. Levitan, (ii) 0 stock options held by Ms. Levitan that are exercisable within 60 days of the date indicated above, and (iii) 1,203 RSUs held by Ms. Levitan that will vest within 60 days of the date indicated above.

(16)
Consists of (i) 16,171 shares of common stock held by Mr. Mitchell, (ii) 0 stock options held by Mr. Mitchell that are exercisable within 60 days of the date indicated above, and (iii) 1,676 RSUs held by Mr. Mitchell that will vest within 60 days of the date indicated above.

(17)
Consists of (i) 3,569 shares of common stock held by Ms. Tait, (ii) 0 stock options held by Ms. Tait that are exercisable within 60 days of the date indicated above, and (iii) 1,633 RSUs held by Ms. Tait that will vest within 60 days of the date indicated above.

(18)
Consists of (i) 1,103 shares of common stock held by Ms. Watson, (ii) 0 stock options held by Ms. Watson that are exercisable within 60 days of the date indicated above, and (iii) 1,642 RSUs held by Ms. Watson that will vest within 60 days of the date indicated above.

(19)
Consists of (i) 416,319 shares of common stock, (ii) 466,200 stock options that are exercisable within 60 days of the date indicated above, and (iii) 12,423 RSUs that will vest within 60 days of the date indicated above.

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires e.l.f. Beauty’s executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Based on a review of our records and other information, we believe that all Section 16(a) filing requirements were met during FY 2026.
Stockholder Engagement
We are committed to acting in the best interests of our stockholders and view ongoing dialogue with stockholders as a critical component of our corporate governance program. Each year, we engage with a significant and diverse group of our stockholders on topics important to our stockholders as well as e.l.f. Beauty. Such topics may include our business strategy and initiatives, executive compensation, Board composition and governance practices, as well as environmental and social topics such as human capital management, diversity, equity and inclusion and sustainability.
Management provides our Board with regular updates regarding its stockholder outreach efforts as well as feedback received from stockholders, which helps to influence our policies and practices. We believe our regular engagement with stockholders fosters an open exchange of ideas and perspectives for both e.l.f. Beauty and its stockholders.
Stockholders may communicate with our Board as set forth under the heading “Our Board of Directors—How You can Communicate with our Board” or may otherwise communicate with us by contacting our investor relations department at:
e.l.f. Beauty, Inc.
ATTN: Investor Relations
601 12th Street
14th Floor
Oakland, California 94607
ir@elfbeauty.com
Stockholder Proposals
In the event that a stockholder desires to have a proposal considered for presentation at the 2027 annual meeting of stockholders and included in our proxy statement and form of proxy used in connection with the 2027 annual meeting of stockholders, the proposal must be forwarded in writing to our Corporate Secretary and it must comply with the requirements of SEC Rule 14a-8.
Under Rule 14a-8 of the Exchange Act, stockholder proposals must be received not less than 120 calendar days prior to the one-year anniversary of the date the proxy statement was released to stockholders in connection with the previous year's annual meeting, which for the 2027 annual meeting of stockholders will be March 10, 2027. However, if we hold the 2027 annual meeting of stockholders more than 30 days before, or more than 60 days after, August 20, 2027 (the one-year anniversary of the 2026 annual meeting), we will disclose the deadline by which stockholder proposals to be included in our proxy materials must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any other means reasonably determined to inform our stockholders.

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If a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2027 annual meeting of stockholders or proposes business for consideration at the 2026 annual meeting of stockholders, we must receive notice of the proposal between April 22, 2027 and May 22, 2027. However, if we hold the 2027 annual meeting of stockholders more than 30 days before or after August 20, 2027 (the one-year anniversary of the 2026 annual meeting), we must receive notice of the proposal no later than the 90th day prior to the date of the 2027 annual meeting of stockholders or, if later, the 10th day following the day we first publicly disclose the date of the 2027 annual meeting of stockholders. Any such proposal must comply with the requirements of our bylaws, which contain additional requirements about advance notice of stockholder proposals.
Proposals and notices should be submitted in writing to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607

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AUDIT MATTERS

Proposal 4:	Ratification of the Appointment of Independent Registered Public Accounting Firm
☑ FOR
Our Board unanimously recommends a vote “FOR” the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (“FY 2027”).
Our Board, based on the Audit Committee’s assessment of Deloitte’s qualifications and performance, believes the appointment of Deloitte for FY 2027 is in the best interests of our stockholders.

What am I voting on?
Stockholders are being asked to ratify the appointment of Deloitte by the Audit Committee as e.l.f. Beauty’s independent registered public accounting firm for FY 2027.
In making its selection, the Audit Committee annually reviews Deloitte’s independence, periodically considers whether to rotate the independent registered public accounting firm and considers the advisability and potential impact of selecting a different independent registered accounting firm. Additionally, the Audit Committee monitors the rotation of the partners assigned to our audit engagement team in accordance with applicable laws and rules.
Representatives of Deloitte are expected to attend the 2026 annual meeting. They will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, our Board is submitting the selection of Deloitte as our independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice.
If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of e.l.f. Beauty and its stockholders.
What is the Required Vote?
The appointment will be ratified if a majority of votes cast are votes “For” ratification (meaning the number of shares voted “For” must exceed the number of shares voted “Against” in order for this proposal to be approved). Abstentions and broker non-votes are not considered votes cast for this proposal and will have no effect on the vote for this proposal.

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Audit Fees and Services
The following table shows the aggregate fees billed to us by Deloitte, our independent registered public accounting firm, for FY 2026 and FY 2025. All fees described were pre-approved by the Audit Committee.

type of fees	FY 2026	FY 2025
Audit Fees(1)	$3,046,172	$2,457,272
Audit-Related Fees(2)	$674,514	$305,520
Tax Fees(3)	$20,183	$182,792
All Other Fees(4)	$107,594	$56,355
Total	$3,848,463	$3,001,939

(1)	Includes fees related to financial statement audit, quarterly reviews, registration statements and statutory audits.
(2)	Includes fees related to M&A due diligence services.
(3)	Includes fees related to general tax consulting.
(4)	Includes fees related to new enterprise resource planning (ERP) pre-implementation assessment.
Pre-Approval Policy
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. Actual amounts billed, to the extent in excess of any estimated amounts, are periodically reviewed and approved by the Audit Committee. The Audit Committee pre-approved all services provided by Deloitte for FY 2026 in accordance with this policy.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

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Audit Committee Report
The Audit Committee is comprised of independent directors as required by the listing standards of the NYSE and the SEC rules. At the time of approval of this report, the members of the Audit Committee are Ms. Lauren Cooks Levitan, Ms. Tiffany Daniele and Ms. Lori Keith. The Audit Committee operates pursuant to a written charter adopted by the Board.
The role of the Audit Committee is to oversee e.l.f. Beauty’s financial reporting process on behalf of the Board. Management of e.l.f. Beauty has the primary responsibility for e.l.f. Beauty’s financial statements as well as e.l.f. Beauty’s financial reporting process and principles, internal controls and disclosure controls. The independent auditors are responsible for performing an audit of e.l.f. Beauty’s financial statements and the effectiveness of e.l.f. Beauty’s internal controls over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (the “PCAOB”).
In this context, the Audit Committee has reviewed and discussed the audited financial statements of e.l.f. Beauty as of and for the fiscal year ended March 31, 2026 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the PCAOB and the SEC.
In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB relating to the independent auditor’s communications with the Audit Committee concerning independence, and it has discussed with the auditors their independence from e.l.f. Beauty. The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to e.l.f. Beauty is compatible with maintaining the auditor’s independence.
Based on the reports and discussions above, the Audit Committee recommended to the Board that the audited financial statements be included in e.l.f. Beauty’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
AUDIT COMMITTEE
•Lauren Cooks Levitan, Chair
•Tiffany Daniele
•Lori Keith
The report of the Audit Committee will not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that e.l.f. Beauty specifically incorporates it by reference into that filing.

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ADDITIONAL INFORMATION
Important Information Regarding the Virtual Meeting
The 2026 annual meeting will only be conducted virtually online. There is no physical location for the 2026 annual meeting.
To access the 2026 annual meeting, please visit meetnow.global/MANMG59 on August 20, 2026.
Stockholders of record as of June 29, 2026 and beneficial owners of our common stock as of June 29, 2026 may attend, participate in, and vote by online ballot at, the 2026 annual meeting. Instructions for registering for, and participating in, the 2026 annual meeting are detailed below. Guests and other stockholders may attend the 2026 annual meeting by visiting the virtual meeting website and joining as a guest—guests, however, may not have the opportunity to ask questions at the 2026 annual meeting.
Stockholders of Record
You are a stockholder of record if your shares were registered directly in your name with the transfer agent for our common stock, Computershare, Inc. (“Computershare”), as of June 29, 2026. Stockholders of record as of June 29, 2026 do not need to register to participate in or vote by online ballot at the 2026 annual meeting. Your individual control number, which you will need to participate in or vote by online ballot at the virtual meeting, is included on your proxy card or Notice of Internet Availability of Proxy Materials.
Beneficial Owners
If your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, trustee, or nominee (generally referred to in this Proxy Statement as a “broker”), as of June 29, 2026, then you are the beneficial owner of shares held in “street name.”
Beneficial owners as of June 29, 2026 must register in advance (and obtain an individual control number) if they wish to participate in or vote by online ballot at the 2026 annual meeting.
To register for the 2026 annual meeting and receive your individual control number, you must first obtain a “legal proxy” from your broker—follow the instructions included in the voting instruction form or contact your broker to request a legal proxy. The voting instruction form you received in connection with the 2026 annual meeting is not a legal proxy. Please note requesting a legal proxy from your broker will revoke any vote by proxy you might have previously executed, and your shares will only be represented with respect to the proposals if you vote by online ballot at the 2026 annual meeting.
You must submit your legal proxy showing your ownership of our common stock as of June 29, 2026, and your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than August 18, 2026. You will receive a confirmation of your registration by email after Computershare receives your registration information.

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Requests for registration for the 2026 annual meeting should be directed to Computershare as follows:
•By email. Forward the email from your broker (or attach an image of your legal proxy showing your ownership of our common stock as of June 29, 2026) to legalproxy@computershare.com. Please include your name and email address as well.
•By mail. Send a copy of your legal proxy showing your ownership of our common stock as of June 29, 2026 and your name and email address to:
Computershare
e.l.f. Beauty Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Other Business for Consideration
Our Board does not presently intend to bring any business other than the proposals listed in the Notice of Annual Meeting of Stockholders and this Proxy Statement before the 2026 annual meeting, and does not know of any other business to be brought before the 2026 annual meeting except as listed in the Notice of Annual Meeting of Stockholders and this Proxy Statement. If any additional business may properly come before the 2026 annual meeting, each person named as a proxy holder in the proxy card will vote on any such business in accordance with his or her best judgment.
No Incorporation by Reference
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we refer you to information previously filed with the SEC that should be considered as part of the particular filing. As provided under SEC rules, the Audit Committee Report and the Compensation Committee Report contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC, are not deemed to be “soliciting material” and are not deemed “filed” with the SEC, except to the extent that we specifically incorporate any such material by reference into that other filing. In addition, our Impact Report, referenced herein, is not incorporated by reference into this Proxy Statement or any other filings with the SEC.
In addition, we have included certain website addresses in this Proxy Statement. Those website addresses are intended to provide inactive, textual references only and the information on those websites is not part of this Proxy Statement.

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Annual Report
We encourage our stockholders to read our annual report for FY 2026 (our “2026 Annual Report”) for information regarding our performance in FY 2026. Our 2026 Annual Report has been made available to our stockholders at www.edocumentview.com/ELF and posted on our investor relations website at investor.elfbeauty.com/stock-and-financial/latest-annual-report-and-proxy-statement.
We will provide, without charge, a copy of our 2026 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits) upon the written request of any stockholder. Requests for our 2026 Annual Report can be made by writing to our investor relations department at:

e.l.f. Beauty, Inc. ATTN: Corporate Secretary 601 12th Street 14th Floor Oakland, California 94607
ir@elfbeauty.com
Expenses of Solicitation
The proxy is solicited on behalf of our Board, and we are paying for the cost of the proxy solicitation process. Proxies may be solicited by mail, the Internet, telephone, personal contact, email, other electronic channels of communication or otherwise, and may also be solicited by directors, officers and employees. No additional compensation will be paid to our directors, officers or other employees for soliciting proxies.
We also will request brokers and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice.
Stockholders Sharing the Same Address
Due to the small number of stockholders of record and cost to implement, we no longer provide “householding” of our proxy materials. Every stockholder of record, regardless of whether that stockholder of record has the same address and last name of another stockholder of record, will receive a Notice of Internet Availability of Proxy Materials or, if requested, one copy of our proxy materials.
If you are a beneficial owner of shares, and you share an address with other beneficial owners, your broker is permitted to deliver a single copy of our proxy materials to your address, unless you otherwise request separate copies from your broker.

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Note Regarding Non-GAAP Financial Measures
This Proxy Statement includes references to non-GAAP measures, including Adjusted EBITDA and Adjusted Net Income. We present these non-GAAP measures because our management uses them as supplemental measures in assessing our operating performance, and believes they are helpful to investors, securities analysts and other interested parties in evaluating our performance. The non-GAAP measures included in this Proxy Statement are not measurements of financial performance under GAAP and they should not be considered as alternatives to measures of performance derived in accordance with GAAP. In addition, these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. These non-GAAP measures have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing our results as reported under GAAP. Our definitions and calculations of these non-GAAP measures are not necessarily comparable to other similarly titled measures used by other companies due to different methods of calculation.
Adjusted EBITDA excludes expense or income related to stock-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt, and other non-cash and non-recurring items. Such other non-cash or non-recurring items include amortization of internal-use software costs related to cloud applications, acquisition related costs, and ERP implementation costs.
Adjusted net income excludes expense related to stock-based compensation, change in fair value of contingent consideration, loss on extinguishment of debt, other non-recurring items, amortization of acquired intangible assets and the tax impact of the foregoing adjustments. Such other non-recurring items include other non-recurring ERP implementation costs and acquisition related costs.

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QUESTIONS AND ANSWERS
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
Under SEC rules, we have elected to provide access to our proxy materials over the Internet.
On or about July 8, 2026, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record as of June 29, 2026 directing stockholders to a website where they can access the proxy materials and view instructions on how to vote their shares via the Internet.
If you received the Notice of Internet Availability of Proxy Materials only and would like to receive a paper copy of the proxy materials, please follow the instructions in the Notice of Internet Availability of Proxy Materials to request that a paper copy be mailed to you. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of the 2026 annual meeting.
What are the proxy materials for?
These proxy materials are being made available to you in connection with the solicitation of proxies by our Board for the 2026 annual meeting to be held virtually on August 20, 2026 at 8:30 a.m. Pacific Time.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of proxy materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each Notice of Internet Availability of Proxy Materials or each set of proxy materials to ensure that all of your shares are voted.
How can I access the proxy materials over the Internet?
The proxy materials are available at www.edocumentview.com/ELF.
What information is contained in the proxy materials?
The information included in this Proxy Statement relates to the election of directors and other proposals to be voted upon at the 2026 annual meeting, the voting process, the compensation of directors and our named executive officers, and certain other required information. The proxy materials also include our 2026 Annual Report.
Is there a physical location for the 2026 annual meeting?
No. The 2026 annual meeting will only be held virtually online. To access the 2026 annual meeting, please visit meetnow.global/MANMG59 on August 20, 2026.

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Please see under the heading “Additional Information—Important Information Regarding the Virtual Meeting” for additional information on how to register and attend the 2026 annual meeting.
Who may attend the 2026 annual meeting?
All stockholders of record as of June 29, 2026, beneficial owners of shares as of June 29, 2026, holders of valid proxies for those stockholders, and other persons invited by us may attend the 2026 annual meeting.
You are a stockholder of record if your shares were registered directly in your name with the transfer agent for our common stock, Computershare, as of June 29, 2026.
If your shares were held not in your name, but rather in an account at a broker, as of June 29, 2026, then you are the beneficial owner of shares held in “street name” and the broker holding your account is considered to be the stockholder of record for purposes of voting at the 2026 annual meeting.
Please see under the heading “Additional Information—Important Information Regarding the Virtual Meeting” for information on how to register and attend the 2026 annual meeting.
What proposals are being voted on at the 2026 annual meeting?
There are four proposals to be voted on at the 2026 annual meeting:
•the election of four Class I directors (Proposal 1);
•the approval, on an advisory basis, of the compensation paid to our named executive officers (“say-on-pay vote”) (Proposal 2);
•the approval, on an advisory basis, of the frequency of the say-on-pay vote (Proposal 3); and
•the ratification of the appointment of Deloitte as our independent registered public accounting firm for FY 2027 (Proposal 4).
What if another matter (other than the proposals listed in this Proxy Statement) is properly brought before the 2026 annual meeting?
Our Board knows of no other matters that will be presented for consideration at the 2026 annual meeting. If any other matters are properly brought before the 2026 annual meeting or any postponement or adjournment thereof, it is the intention of each person named as a proxy holder in the proxy card to vote on those matters in accordance with his or her best judgment.
What happens if a nominee is unable to stand for election?
If a nominee is unable to stand for election, our Board may reduce the number of directors on our Board or it may name a substitute nominee. If a substitute is named, shares represented by properly executed proxies may be voted for the substitute nominee.
How does the Board recommend I vote?
Our Board unanimously recommends that you vote your shares as follows:
•“FOR” all of the Class I director nominees named in this Proxy Statement and listed on the proxy card or voting instruction form (Proposal 1);
•“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers (Proposal 2);

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•“1 Year” for the frequency of the say-on-pay vote (Proposal 3); and
•“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for FY 2027 (Proposal 4).
Does my vote matter?
YES, YOUR VOTE IS IMPORTANT.
We are required to obtain stockholder approval for the election of Class I directors and other important matters. Each share of common stock is entitled to one vote and every share voted has the same weight. In order for e.l.f. Beauty to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders (a majority of the issued and outstanding shares entitled to vote at the meeting) must be represented at the 2026 annual meeting in person or by proxy.
If a quorum is not obtained, e.l.f. Beauty must postpone the 2026 annual meeting and solicit additional proxies. This is an expensive and time-consuming process.
Voting by proxy is important for us to obtain a quorum, hold the meeting, and complete the stockholder vote.
How do I vote?
You may vote your shares by proxy through the Internet, by proxy by telephone or by proxy by mail as indicated on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. You may also vote using the online ballot at the 2026 annual meeting. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the 2026 annual meeting, and not revoked or superseded, will be voted at the 2026 annual meeting in accordance with the instructions indicated on those proxies.
Whether or not you plan to attend the 2026 annual meeting, we urge you to vote by proxy through the Internet, by proxy by telephone or using a proxy card or voting instruction form to ensure your vote is counted. You may still attend the 2026 annual meeting and vote by ballot even if you have already voted by proxy.
Voting procedures based on how your shares are held are described below.
Stockholders of record
•To vote by proxy through the Internet, go to www.envisionreports.com/ELF. You will be asked to provide your individual control number.
•To vote by telephone, call 1-800-652-VOTE (8683) within the United States, U.S. territories, and Canada.
•To vote by mail, please request a full set of proxy materials (if you do not already have a full set) and then simply complete, sign, and date the enclosed proxy card and return it promptly in the postage-paid envelope. If we receive your properly executed proxy card before the 2026 annual meeting, we will vote your shares as directed by your proxy card.
•To vote by online ballot at the 2026 annual meeting, attend the 2026 annual meeting and vote your shares using the online ballot on the virtual meeting website.
Beneficial owners of shares
•You should have received a voting instruction form containing voting instructions from your broker rather than from us. Follow the detailed instructions in the voting instruction form to ensure that your vote is counted.
•You may also vote by proxy through the Internet or by telephone as instructed by your broker.

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•If you wish to vote by online ballot at the 2026 annual meeting, you must obtain a “legal proxy” from your broker to vote. Follow the instructions included with the voting instruction form or contact your broker to request a “legal proxy.” The voting instruction form you received in connection with the 2026 annual meeting is not a legal proxy. Please note requesting a legal proxy from your broker will revoke any vote by proxy you might have previously executed, and your shares will only be represented with respect to the proposals if you vote by online ballot at the 2026 annual meeting.
Please see under the heading “Additional Information—Important Information Regarding the Virtual Meeting” for information on how to register and attend the 2026 annual meeting.
When is the record date for the 2026 annual meeting?
June 29, 2026.
How many votes do I have?
On each matter to be voted upon, each holder of shares of common stock is entitled to one vote for each share of common stock held as of June 29, 2026.
Who is entitled to vote?
Stockholders as of June 29, 2026 are entitled to vote on all items properly presented at the 2026 annual meeting. On June 29, 2026, 58,937,041 shares of our common stock were issued and outstanding and entitled to vote. Every stockholder is entitled to one vote for each share of common stock held on June 29, 2026.
Who can vote by online ballot at the 2026 annual meeting?
Stockholders of record as of June 29, 2026 may vote by online ballot at the 2026 annual meeting.
If you held your shares through a broker, you may not vote your shares by online ballot at the 2026 annual meeting unless you provide a legal proxy from your broker.
Follow the instructions included with the voting instruction form or contact your broker to request a legal proxy. The voting instruction form you received in connection with the 2026 annual meeting is not a legal proxy. Please note requesting a legal proxy from your broker will revoke any vote by proxy you might have previously executed, and your shares will only be represented with respect to the proposals if you vote by online ballot at the 2026 annual meeting.
Whether or not you plan to attend the 2026 annual meeting, we urge you to vote by proxy through the Internet, vote by proxy by telephone, or sign, date and return a proxy card or voting instruction form to ensure your vote is counted.
How many votes are needed to approve the proposals?
Election of Class I directors. Director nominees will be elected by the vote of a plurality of the votes cast at the 2026 annual meeting. A plurality voting standard means that the four nominees receiving the most “For” votes will be elected. “Withhold” votes and broker non-votes are not considered votes cast for this purpose and will have no effect on the election of the nominees.
Advisory vote on compensation paid to our named executive officers. This proposal will be decided by a majority of the votes cast. This means that the number of shares voted “For” must exceed the number of shares voted “Against” in order for this proposal to be approved. Abstentions and broker non-votes are not considered votes cast for this purpose and will have no effect on the vote for this proposal.
Advisory vote on the frequency of the say-on-pay vote. Stockholders are not voting to approve or disapprove our Board’s recommendation with respect to

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the frequency with which the say-on-pay vote will be held in the future. The frequency choice (“1 Year,” “2 Years,” “3 Years”) receiving the most votes will be given due regard by, but will not be binding on, our Board or the Company. Abstentions and broker non-votes are not considered votes cast for this purpose and will have no effect on the vote for this proposal.
Ratification of appointment of Deloitte as our independent registered public accounting firm. This proposal will be decided by a majority of the votes cast. This means that the number of shares voted “For” must exceed the number of shares voted “Against” in order for this proposal to be approved. Abstentions and broker non-votes are not considered votes cast for this purpose and will have no effect on the vote for this proposal.
Who counts the votes?
Computershare, our transfer agent, has been engaged as our independent agent to tabulate stockholder votes and appointed as the inspector of election.
What are “broker non-votes”?
If you are a beneficial owner of shares and your shares are held by your broker and you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”
Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business.
A broker is entitled to vote shares held by a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.
The proposals to be voted on at the 2026 annual meeting are classified as follows:

proposal		classification

1.	Election of Class I directors	non-routine

2.	Advisory vote on compensation paid to our named executive officers	non-routine

3.	Advisory vote on the frequency of the say-on-pay vote	non-routine

4.	Ratification of appointment of Deloitte as our independent registered public accounting firm for FY 2027	routine

If you hold your shares beneficially through a broker, it is critical that you cast your vote if you want it to count for the “non-routine” proposals. If you hold your shares beneficially through a broker and you do not instruct your broker how to vote for the “non-routine” proposals, no votes will be cast on your behalf for those proposals. Follow the detailed instructions in the enclosed voting instruction form to ensure that your vote is counted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:
•“FOR” all the nominees listed on the proxy card as Class I directors;
•“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;
•“1 YEAR” for the frequency of the say-on-pay vote; and
•“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for FY 2027.

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Can I change my vote or revoke my proxy after submitting my proxy?
Yes. You can revoke your proxy at any time before it is exercised at the 2026 annual meeting.
If you are a stockholder of record, you may revoke your proxy before it is exercised at the 2026 annual meeting in any one of the following ways:
•you may grant a subsequent proxy through the Internet;
•you may grant a subsequent proxy by telephone;
•you may mail another properly completed proxy card with a later date;
•you may attend the 2026 annual meeting and vote by online ballot. Simply attending the 2026 annual meeting will not, by itself, revoke your proxy; or
•you may send a timely written notice that you are revoking your proxy to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
Only the latest dated validly executed proxy that you submit (either by mail, phone or the Internet) will be counted.
If you are a beneficial owner of shares and your shares are held by your broker, you should follow the instructions provided by your broker if you wish to change your vote or revoke your proxy.
What is a quorum and what constitutes a quorum?
A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the 2026 annual meeting. The required quorum for the 2026 annual meeting is the presence in person or by proxy of the holders of a majority in voting power of the stock issued and outstanding as of the record date and entitled to vote at the 2026 annual meeting.
As there were 58,937,041 shares of our common stock issued, outstanding and entitled to vote as of June 29, 2026, the record date, a quorum will be present for the 2026 annual meeting if an aggregate of at least 29,468,521 shares are present in person or by proxy at the 2026 annual meeting. If there is no quorum, either the chairperson of the 2026 annual meeting or a majority in voting power of the stockholders entitled to vote at the 2026 annual meeting, present in person or represented by proxy, may adjourn the 2026 annual meeting to another time or place.
If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote at the 2026 annual meeting. If you hold your shares beneficially through a broker, your shares will be counted towards the quorum if your broker submits a proxy for your shares at the 2026 annual meeting, even if that proxy results in a broker non-vote due to the absence of voting instructions from you.
“Withhold” votes, abstentions, and broker non-votes, if any, will be counted for the purpose of determining the presence or absence of a quorum.

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How can I find out the results of the voting at the 2026 annual meeting?
We will announce preliminary voting results during the 2026 annual meeting. Final results will be tallied by the inspector of elections at the conclusion of the 2026 annual meeting and we will publish such final results in a Current Report on Form 8-K within four business days following the 2026 annual meeting.
Will Deloitte be present at the 2026 annual meeting?
Representatives of Deloitte, our independent registered public accounting firm for FY 2026, are expected to be present at the 2026 annual meeting and will have the opportunity to make statements, if they so desire, and to respond to appropriate questions.
When are stockholder proposals or director nominations due for the 2027 annual meeting of stockholders?
If a stockholder wishes to have a proposal considered for presentation at the 2027 annual meeting of stockholders and included in our proxy statement and form of proxy used in connection with the 2027 annual meeting of stockholders, the proposal must be forwarded in writing to our Corporate Secretary, must comply with the requirements of SEC Rule 14a-8, and must be received by March 10, 2027. However, if we hold the 2027 annual meeting of stockholders more than 30 days before or after August 20, 2027, we will publicly disclose the deadline by which stockholder proposals to be included in our proxy materials must be received.
If a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2027 annual meeting of stockholders (including nominating individuals for election to our Board) or proposes business for consideration at the 2027 annual meeting of stockholders, we must receive notice of the proposal between April 22, 2027 and May 22, 2027. However, if we hold the 2027 annual meeting of stockholders more than 30 days before, or more than 60 days after, August 20, 2027, we must receive notice of the proposal no later than the 90th day prior to the date of the 2027 annual meeting of stockholders or, if later, the 10th day following the day we first publicly disclose the date of the 2027 annual meeting of stockholders. Any such proposal must comply with the requirements of our bylaws, which contain additional requirements about advance notice of stockholder proposals.
Proposals and notices should be submitted in writing to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
What if my question isn’t listed here?
If your question wasn’t listed here, please contact our investor relations department at:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
601 12th Street
14th Floor
Oakland, California 94607
ir@elfbeauty.com

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ANNEX A
GAAP to non-GAAP Reconciliation Tables
Reconciliation of GAAP net income to non-GAAP adjusted EBITDA (unaudited)
(in thousands)

	FY 2026	FY 2025	FY 2024
Net income	$26,318	$112,089	$127,663
Interest expense, net	35,284	13,813	7,023
Income tax provision	14,141	33,406	13,327
Depreciation and amortization	79,361	44,115	30,167
EBITDA	$155,104	$203,423	$178,180
Stock-based compensation	86,919	71,786	40,625
Change in fair value of contingent consideration(1)	57,649	—	—
Impairment of equity investment(2)	—	—	2,875
Loss on extinguishment of debt(3)	674	13	—
Other non-cash and non-recurring item(4)	34,811	21,617	13,061
Adjusted EBITDA	$335,157	$296,839	$234,741

(1)	Represents increase in fair value of contingent consideration related to the acquisition of rhode.
(2)	Represents an impairment of equity investment recorded during the twelve months ended March 31, 2024.
(3)	Loss on extinguishment of debt includes the write-off of existing debt issuance costs and certain fees paid related to the amended credit agreement.
(4)	Represents other non-cash or non-recurring items, which include amortization of internal-use software costs related to cloud applications, acquisition related costs and ERP implementation costs.

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Reconciliation of GAAP net income to non-GAAP adjusted net income (unaudited)
(in thousands)

	FY 2026	FY 2025	FY 2024
Net income	$26,318	$112,089	$127,663
Stock-based compensation	86,919	71,786	40,625
Change in fair value of contingent consideration(1)	57,649	—	—
Other non-recurring items(2)	21,504	15,029	8,041
Impairment of equity investment(3)	—	—	2,875
Loss on extinguishment of debt(4)	674	13	—
Amortization of acquired intangible assets(5)	35,488	17,397	15,047
Tax Impact(6)	(42,654)	(18,733)	(10,485)
Adjusted net income	$185,898	$197,581	$183,766

(1)	Represents increase in fair value of contingent consideration related to the acquisition of rhode.
(2)	Represents other non-recurring ERP implementation costs and acquisition related costs.
(3)	Represents an impairment of equity investment recorded during the twelve months ended March 31, 2024.
(4)	Loss on extinguishment of debt includes the write-off of existing debt issuance costs and certain fees paid related to the amended credit agreement.
(5)	Represents amortization expense of acquired intangible assets consisting of customer relationships and trademarks.
(6)	Represents the tax impact of the above adjustments.

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BRIGHT ICON
VITAMIN C + E
+ FERULIC SERUM
BRIGHTEN + GLOW
15% vitamin C
1% vitamin E
0.5% ferulic acid
e.l.f.
SKIN

e.l.f.
BEAUTY

A BOLD DISRUPTOR WITH A KIND HEART

PREMIUM QUALITY

UNIVERSAL APPEAL

ACCESSIBLE PRICING

VEGAN

CRUELTY FREE

E.L.F. CLEAN

FAIR TRADE CERTIFIED™

E.L.F. BEAUTY

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/ELF or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ELF

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all nominees, FOR Proposals 2 and 4, and 1 YEAR on Proposal 3.

1. Election of Directors:

01 - Matt Farrell 02 - Kenny Mitchell 03 - Gayle Tait
04 - Maureen Watson

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐ 03 ☐ 04 ☐

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2027.	☐	☐	☐

	1 YR	2 YRS	3 YRS	Abstain
3. To approve, on an advisory basis, the preferred frequency of the advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 6 9 2 9 7 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

04AWFF

The 2026 Annual Meeting of Stockholders of e.l.f. Beauty, Inc. will be held on Thursday, August 20, 2026 at 8:30 a.m., Pacific Time, virtually via the Internet at meetnow.global/MANMG59.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ELF

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at **www.envisionreports.com/ELF**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — e.l.f. Beauty, Inc.

Proxy Solicited by Board of Directors

The stockholder(s) hereby appoint(s) Tarang Amin, Mandy Fields, and Scott Milsten, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of e.l.f. Beauty, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m., Pacific time, on August 20, 2026, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.